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2002 Semiannual Report
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                         Janus Aspen Growth Portfolio

                         Janus Aspen Aggressive Growth Portfolio

                         Janus Aspen Capital Appreciation Portfolio

                         Janus Aspen Core Equity Portfolio

                         Janus Aspen Balanced Portfolio

                         Janus Aspen Growth and Income Portfolio

JANUS ASPEN SERIES       Janus Aspen Strategic Value Portfolio

                         Janus Aspen International Growth Portfolio

                         Janus Aspen Worldwide Growth Portfolio

                         Janus Aspen Global Life Sciences Portfolio

                         Janus Aspen Global Technology Portfolio

                         Janus Aspen Global Value Portfolio

                         Janus Aspen Flexible Income Portfolio

                         Janus Aspen Money Market Portfolio

                                                            [LOGO] JANUS

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TABLE OF CONTENTS

     JANUS ASPEN SERIES

          Market Overview .............................................   1

          Portfolio Managers' Commentaries and Schedules of Investments

          Growth Portfolio ............................................   2

          Aggressive Growth Portfolio .................................   6

          Capital Appreciation Portfolio ..............................  10

          Core Equity Portfolio .......................................  13

          Balanced Portfolio ..........................................  17

          Growth and Income Portfolio .................................  23

          Strategic Value Portfolio ...................................  27

          International Growth Portfolio ..............................  30

          Worldwide Growth Portfolio ..................................  35

          Global Life Sciences Portfolio ..............................  40

          Global Technology Portfolio .................................  43

          Global Value Portfolio ......................................  47

          Flexible Income Portfolio ...................................  50

          Money Market Portfolio ......................................  55

          Statements of Assets and Liabilities ........................  58

          Statements of Operations ....................................  60

          Statements of Changes in Net Assets .........................  62

          Financial Highlights ........................................  66

          Notes to Schedules of Investments ...........................  78

          Notes to Financial Statements ...............................  79

          Explanations of Charts, Tables
          and Financial Statements ....................................  84

          Shareholder Meeting .........................................  86

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MARKET OVERVIEW

     Equity markets were volatile throughout the first half of the year, as mixed economic data kept investors guessing about when a recovery in corporate earnings would finally materialize. In the U.S., continued strength in consumer spending kept the economy from slipping into a deeper recession for most of the period, but eventually ebbed by early summer. This, combined with the persistent weakness in corporate capital expenditures, kept prospects for a robust economic recovery in the near term somewhat remote.

     Looking back, the optimism that drove the fleeting rallies in the early spring ultimately proved premature. While industrial stocks continued to fare relatively well, the broader market retraced much of its gains as investors returned to the sidelines, disheartened by the inability of companies to live up to their more bullish expectations and increasingly wary of the long and painful earnings recession that has characterized the market for more than a year.

     The market also continued to be shaken by a crisis of confidence related to the still-developing Enron scandal and other high-profile missteps among major U.S. corporations. The sheer scope of these scandals gave rise to a deep mistrust of companies with even a hint of complexity in their balance sheets. The ongoing threat of terrorism also remains a factor and continues to further cloud what was already an unusually opaque market.

     Meanwhile, overseas markets generally took their cues from the U.S., which has maintained its status as the single most important engine of global economic growth despite the current downturn. There were, however, clear pockets of strength in the world - most notably in Asia. For example, the struggling Japanese economy - typically the Asian growth barometer - offered recent glimmers of hope in the wake of a decade-long downturn. In particular, a weakening U.S. dollar against the yen has helped that country's export-dependent industries in recent months. Korea was also a bright spot in the international spectrum, fueled by steady growth in that country's automobile and consumer electronics exports.

     In the fixed-income arena, corporate scandals impacted the bond markets just as hard, if not swifter and broader in scope, than equities. For example, major credit-rating agencies such as Standard & Poor's and Moody's suddenly raised the bar for corporate borrowers. While this should improve transparency of the market and reduce the number of drastic surprises in the long term, it also had the unfortunate effect of dramatically increasing the volatility of credit spreads in the short term.

     In the pages that follow, your portfolio manager discusses what he or she has done to position your portfolio for success in the face of an extremely difficult market. We ask that you read these perspectives carefully, and we are hopeful that within them you will find, as we have, reasons to be optimistic. Foremost among these reasons are the intense emotional drivers that have driven stock prices downward and, as a result, forced areas of mispricing to emerge. Because the Janus investment process is - and always has been - based on identifying and capitalizing on the mispricing of individual securities, we believe many opportunities are being created for our shareholders in this challenging market.

     With this in mind, we are working harder than ever to ensure that we deliver long-term performance and remain worthy of your confidence.

     Thank you for your continued investment with Janus.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                            Janus Aspen Series  June 30, 2002  1
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JANUS ASPEN GROWTH PORTFOLIO                   Blaine Rollins, portfolio manager

For the six-month period ended June 30, 2002, Janus Aspen Growth Portfolio lost 15.59% for its Institutional Shares and declined 15.69% for its Service Shares while its benchmark, the S&P 500 Index, dropped 13.15%.(1)

Stocks struggled early in the year as record-low interest rates, improving economic fundamentals and a robust housing market were eclipsed by growing accounting concerns. Although equity markets were able to recoup some losses by March, all that changed as the investing community became frustrated with corporate America's apparent lack of integrity and bid shares sharply lower. In the period's closing days, WorldCom Communications' acknowledgement of accounting fraud appeared to be the final straw for many investors. Broad sell-offs compounded the negative developments, dragging the S&P 500 to its worst quarterly performance since the early 1970s.

[PHOTO]

This pessimistic sentiment also tainted many of our stocks. Following the bankruptcy of cable television operator Adelphia Communications and the WorldCom debacle, the market punished nearly every holding that uses cash flow as its key measure. For us, that translated into large losses in cable operator Comcast and AOL Time Warner, which owns the second-largest cable franchise in the U.S. Ironically, the fundamentals in both companies are improving immensely as the capital expense-per-subscriber ratio is falling, but few investors want to acknowledge the progress, instead choosing to assign guilt by association.

AOL Time Warner was also pressured by its exposure to the advertising industry and issues within its America Online unit. Nevertheless, ad sales are starting to show signs of a recovery while America Online remains a high recurring-revenue division. From a valuation standpoint, its share price reached a level at which we were buying its cable business and some publishing assets - and, in my opinion, all of AOL's other businesses were essentially free. While there's definitely still room for improvement, and a few lingering questions in some of their units, AOL boasts a great mix of businesses that I want to continue to own.

Of course, even with all of our legwork, there's still a slight risk that a troublesome issue may surface. For us, that situation materialized at conglomerate Tyco International, where the former chief executive officer, Dennis Kozlowski, resigned amid tax evasion charges. Unfortunately, the matter added scrutiny to a company that didn't need it: Tyco is already dealing with significant debt issues, and its stock is down considerably. Frankly, I'm still comfortable with our position. The company controls some extremely strong franchises, and it spun off its CIT Group financial arm to help address short-term credit questions. From a valuation standpoint, Tyco is extremely attractive, although I now view it as a turnaround story, not a rising growth star.

Meanwhile, we were pleased with the performance of Tenet Healthcare, a hospital chain that is realizing the benefits of scale. Through the second half of the 1990s, Tenet built up its portfolio by purchasing hospitals all over the country. Over the past couple of years, however, it has adopted a regional cluster strategy. This geographic focus gives the corporation increased leverage in pricing negotiations in addition to lower operating costs. Plus, Tenet is emphasizing collecting receivables more effectively, which has dramatically accelerated free cash flow.

MGIC Investment, the largest provider of private mortgage insurance, contributed to our results as well. The company benefited as historically low interest rates and rising home ownership bolstered the mortgage market. Although proposed regulations calling for higher capital reserves could impact profitability, we believe the tremendous growth in low-down-payment mortgages more than offsets the risk for MGIC, a well-managed, highly profitable and attractively valued company.

Over the last 18 months, we've made a concerted effort to find business models outside of our previous areas of focus and to increase the number of companies in the Portfolio. As a result, we've diversified into different industries and end markets and invested in what we believe are good companies that we want to own for the long haul. More and more, our conviction may set us apart from much of the investing community in that the market has become so focused on the short term that few long-term shareholders exist. Yet my goal remains to build a portfolio of the best businesses and best management teams, because those are the companies that we believe will thrive in the long run.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
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Equities                                            100.0%                 96.6%
  Foreign                                             6.8%                  9.7%
  Europe                                              1.7%                  2.6%
Top 10 Equities                                      37.4%                 38.8%
Number of Stocks                                       106                   102
Cash and Cash Equivalents                               0%                  3.4%

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Aspen Series  June 30, 2002
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AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
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Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (28.15)%
  5 Year                                                                   2.82%
  From Inception                                                           9.00%
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S&P 500 Index
  1 Year                                                                (17.98)%
  5 Year                                                                   3.67%
  From Inception Date of Institutional Shares                             11.08%
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Service Shares (Inception Date 12/31/99)
  1 Year                                                                (28.31)%
  5 Year                                                                   2.53%
  From Portfolio Inception                                                 8.68%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 100.0%
Advertising Sales - 0.6%
       374,285   Lamar Advertising Co.* .....................    $    13,927,145

Aerospace and Defense - 3.2%
       412,735   General Dynamics Corp. .....................         43,894,367
       373,820   Lockheed Martin Corp. ......................         25,980,490

                                                                      69,874,857

Airlines - 1.3%
       473,960   Ryanair Holdings PLC (ADR)* ................         16,527,459
       676,830   Southwest Airlines Co. .....................         10,937,573

                                                                      27,465,032

Applications Software - 0.4%
       241,985   BARRA, Inc.* ...............................          8,997,002

Beverages - Non-Alcoholic - 1.8%
       709,690   Coca-Cola Co. ..............................         39,742,640

Broadcast Services and Programming - 1.1%
       732,653   Clear Channel Communications, Inc.* ........         23,459,549

Building - Mobile Home and Manufactured Housing - 0.6%
       714,260   Clayton Homes, Inc. ........................         11,285,308
        33,840   Winnebago Industries, Inc. .................          1,488,960

                                                                      12,774,268

Building - Residential and Commercial - 0.3%
        17,300   NVR, Inc.* .................................          5,587,900

Cable Television - 5.1%
     4,622,582   Comcast Corp. - Special Class A* ...........    $   110,202,355

Casino Hotels - 0.3%
       708,747   Park Place Entertainment Corp.* ............          7,264,657

Casino Services - 0.3%
        93,585   International Game Technology* .............          5,306,269

Chemicals - Specialty - 1.3%
       144,225   Ecolab, Inc. ...............................          6,667,522
       409,850   Sigma-Aldrich Corp. ........................         20,553,977

                                                                      27,221,499

Commercial Banks - 0.5%
       117,735   M&T Bank Corp. .............................         10,096,954

Commercial Services - Finance - 1.3%
       278,160   Concord EFS, Inc.* .........................          8,383,742
       610,392   Paychex, Inc. ..............................         19,099,166

                                                                      27,482,908

Computer Services - 0.5%
       525,755   Ceridian Corp.* ............................          9,978,830

Containers - Metal and Glass - 0.3%
       153,155   Ball Corp. .................................          6,352,869

Containers - Paper and Plastic - 0.6%
       192,880   Bemis Company, Inc. ........................          9,161,800
        92,365   Sealed Air Corp.* ..........................          3,719,539

                                                                      12,881,339

See Notes to Schedules of Investments.

                                            Janus Aspen Series  June 30, 2002  3
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JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cosmetics and Toiletries - 4.8%
     1,459,483   Colgate-Palmolive Co. ......................    $    73,047,124
       348,383   Procter & Gamble Co. .......................         31,110,602

                                                                     104,157,726

Data Processing and Management - 1.4%
       166,545   Automatic Data Processing, Inc. ............          7,253,035
       473,545   Fiserv, Inc.* ..............................         17,383,837
       159,610   SEI Investments Co. ........................          4,496,214

                                                                      29,133,086

Distribution and Wholesale - 0.3%
       138,545   W.W. Grainger, Inc. ........................          6,941,104

Diversified Operations - 4.8%
       190,350   3M Co. .....................................         23,413,050
       329,350   ARAMARK Corp. - Class B* ...................          8,233,750
        22,992   Bombardier, Inc. - Class B .................            190,480
     1,805,720   Cendant Corp.* .............................         28,674,834
        79,575   Honeywell International, Inc. ..............          2,803,427
       158,870   Illinois Tool Works, Inc. ..................         10,850,821
       103,100   ITT Industries, Inc. .......................          7,278,860
     1,668,125   Tyco International, Ltd. ...................         22,536,369

                                                                     103,981,591

E-Commerce/Products - 0.7%
       895,005   Amazon.com, Inc.* ..........................         14,543,831

E-Commerce/Services - 0.7%
       247,402   eBay, Inc.* ................................         15,244,911

Electronic Components - Semiconductors - 0.6%
       270,625   National Semiconductor Corp.* ..............          7,894,131
       313,535   NVIDIA Corp.* ..............................          5,386,531

                                                                      13,280,662

Fiduciary Banks - 3.9%
     1,695,996   Bank of New York Company, Inc. .............         57,239,865
       594,537   Northern Trust Corp. .......................         26,195,300

                                                                      83,435,165

Finance - Investment Bankers/Brokers - 0.9%
       252,540   Goldman Sachs Group, Inc. ..................         18,523,809

Financial Guarantee Insurance - 2.8%
       720,185   MGIC Investment Corp. ......................         48,828,543
       312,290   PMI Group, Inc. ............................         11,929,478

                                                                      60,758,021

Food - Confectionary - 0%
         7,061   J.M. Smucker Co.* ..........................            240,992

Food - Retail - 0.8%
       416,035   Safeway, Inc.* .............................         12,144,062
        93,630   Whole Foods Market, Inc.* ..................          4,514,839

                                                                      16,658,901

Food - Wholesale/Distribution - 0.8%
       635,070   Sysco Corp. ................................         17,286,605

Health Care Cost Containment - 0.3%
       234,720   First Health Group Corp.* ..................          6,581,549

Hospital Beds and Equipment - 0.5%
       193,140   Hillenbrand Industries, Inc. ...............         10,844,811

Hotels and Motels - 0.3%
       186,395   Starwood Hotels & Resorts Worldwide, Inc. ..          6,130,532

Human Resources - 0.3%
       303,350   Robert Half International, Inc.* ...........          7,068,055

Industrial Gases - 0.2%
        92,265   Praxair, Inc. ..............................    $     5,256,337

Instruments - Scientific - 1.7%
     1,071,413   Dionex Corp.*,# ............................         28,703,154
       255,030   Millipore Corp. ............................          8,155,859

                                                                      36,859,013

Insurance Brokers - 0.3%
       210,340   Arthur J. Gallagher & Co. ..................          7,288,281

Internet Brokers - 1.7%
     3,348,006   Charles Schwab Corp. .......................         37,497,667

Life and Health Insurance - 3.4%
     1,053,985   AFLAC, Inc. ................................         33,727,520
       726,380   StanCorp Financial Group, Inc. .............         40,314,090

                                                                      74,041,610

Machine Tools and Related Products - 0.6%
       323,915   Kennametal, Inc. ...........................         11,855,289

Medical - Biomedical and Genetic - 0.4%
       281,806   Genentech, Inc.* ...........................          9,440,501

Medical - Drugs - 0.4%
       124,625   Forest Laboratories, Inc.* .................          8,823,450

Medical - HMO - 0.7%
       157,725   UnitedHealth Group, Inc. ...................         14,439,724

Medical - Hospitals - 4.0%
     1,215,710   Tenet Healthcare Corp.* ....................         86,984,051

Medical - Outpatient and Home Medical Care - 0.4%
       416,280   Apria Healthcare Group, Inc.* ..............          9,324,672

Medical - Wholesale Drug Distributors - 0.5%
       187,870   Cardinal Health, Inc. ......................         11,537,097

Medical Instruments - 1.0%
       676,110   Apogent Technologies, Inc.* ................         13,907,583
       112,685   St. Jude Medical, Inc.* ....................          8,321,787

                                                                      22,229,370

Medical Labs and Testing Services - 0.5%
       239,820   Laboratory Corporation of
                   America Holdings* ........................         10,947,783

Medical Products - 0.8%
       222,295   Stryker Corp. ..............................         11,895,005
         9,411   Synthes-Stratec, Inc. ......................          5,754,803

                                                                      17,649,808

Metal Processors and Fabricators - 0.3%
       206,160   Precision Castparts Corp. ..................          6,803,280

Motorcycle and Motor Scooter Manufacturing - 0.6%
       258,320   Harley-Davidson, Inc. ......................         13,244,066

Multi-Line Insurance - 0.5%
       220,430   PartnerRe, Ltd. ............................         10,790,048

Multimedia - 9.0%
     6,364,898   AOL Time Warner, Inc.* .....................         93,627,650
     2,295,869   Viacom, Inc. - Class B* ....................        101,867,708

                                                                     195,495,358

Networking Products - 1.3%
     2,018,199   Cisco Systems, Inc.* .......................         28,153,876

Optical Supplies - 0.7%
       411,820   Alcon, Inc.* ...............................         14,104,835

See Notes to Schedules of Investments.

4  Janus Aspen Series  June 30, 2002

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SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Property and Casualty Insurance - 2.2%
       162,095   W. R. Berkley Corp. ........................    $     8,915,225
       455,570   XL Capital, Ltd. - Class A .................         38,586,779

                                                                      47,502,004

Radio - 0.3%
       286,250   Hispanic Broadcasting Corp.* ...............          7,471,125

Reinsurance - 2.1%
            34   Berkshire Hathaway, Inc. - Class A* ........          2,271,200
         9,765   Berkshire Hathaway, Inc. - Class B* ........         21,815,010
       172,865   Everest Re Group, Ltd. .....................          9,671,797
       345,720   RenaissanceRe Holdings, Ltd. ...............         12,653,352

                                                                      46,411,359

Retail - Bookstore - 0.2%
       187,425   Barnes & Noble, Inc.* ......................          4,953,643

Retail - Building Products - 1.9%
     1,116,535   Home Depot, Inc. ...........................         41,010,331

Retail - Consumer Electronics - 0.4%
       231,467   Best Buy Company, Inc.* ....................          8,402,252

Retail - Discount - 0.6%
       326,259   Costco Wholesale Corp.* ....................         12,600,123

Retail - Drug Store - 2.8%
     1,569,820   Walgreen Co. ...............................         60,642,147

Schools - 0.6%
       313,702   Apollo Group, Inc. - Class A* ..............         12,362,996

Semiconductor Components/Integrated Circuits - 8.1%
     2,674,080   Linear Technology Corp. ....................         84,046,334
     2,401,086   Maxim Integrated Products, Inc.* ...........         92,033,626

                                                                     176,079,960

Semiconductor Equipment - 2.6%
     1,737,660   Applied Materials, Inc.* ...................         33,050,293
       255,440   KLA-Tencor Corp.* ..........................         11,236,806
       169,117   Mykrolis Corp.* ............................          1,997,272
       270,930   Novellus Systems, Inc.* ....................          9,211,620

                                                                      55,495,991

Television - 1.8%
     1,230,691   Univision Communications, Inc. - Class A* ..         38,643,697

Textile - Home Furnishings - 0.1%
        32,210   Mohawk Industries, Inc.* ...................          1,981,881

Tools - Hand Held - 0.8%
       424,270   Stanley Works Co. ..........................         17,399,313

Transportation - Railroad - 0.8%
       106,699   Canadian National Railway Co. ..............          5,615,257
       211,295   Canadian National Railway Co.
                   - New York Shares ........................         10,945,081

                                                                      16,560,338

Transportation - Services - 2.3%
       320,190   Expeditors International of Washington, Inc.         10,617,500
       627,755   United Parcel Service, Inc. - Class B ......         38,763,871

                                                                      49,381,371
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Total Common Stock (cost $2,364,391,870) ....................      2,163,092,071
--------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
$   11,800,000   Deutsche Banc Alex. Brown, Inc., 1.96%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $11,801,927 collateralized
                   by $6,306,378 in Asset Backed Securities
                   0%-8.29%, 4/15/03-4/25/32 Aaa; $1,646,614
                   in Certificates of Deposit, 1.89%,
                   12/27/02, P-1 $82,731,934 in
                   Collateralized Mortgage Obligations,
                   0.427%-7.6752% 6/7/09-9/15/41, Aaa;
                   $1,607,818 in Commercial Paper,
                   1.77%-5.00% 7/8/02-3/1/07, P-1; $937,134
                   in Corporate Bonds, 1.965%-8.875%
                   8/23/02-3/15/32, Aaa; $210,951 in U.S.
                   Government Obligations 5.75%-6.25%,
                   1/15/12-3/5/12 Aaa-Aa2; with respective
                   values of $4,374,679, $1,646,614,
                   $3,185,801 $1,605,947, $1,002,098 and
                   $220,861 (cost $11,800,000) ..............    $    11,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,376,191,870) - 100.5% ......      2,174,892,071
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5%)     (11,127,172)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,163,764,899
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           4.3%           $    94,238,345
Canada                                            0.8%                16,750,818
Ireland                                           0.8%                16,527,459
Switzerland                                       0.9%                19,859,638
United States++                                  93.2%             2,027,515,811
--------------------------------------------------------------------------------
Total                                           100.0%           $ 2,174,892,071

++ Includes Short-Term Securities (92.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                            Janus Aspen Series  June 30, 2002  5

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JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO                        Jonathan Coleman,
                                                               portfolio manager

For the six months ended June 30, 2002, Janus Aspen Aggressive Growth Portfolio declined 19.24%, for its Institutional Shares, and 19.33% for its Service Shares. This compares with a 3.21% loss in the S&P Mid-Cap 400 Index.(1)

It has been an extraordinary and frustrating time for investors, as the markets were whipsawed more by rumor and innuendo than by facts. Intense, negative scrutiny has hurt whole sectors with dramatic intraday price swings following the wrongdoings of relatively few companies. While the Portfolio is flatter and more balanced than in the past, many holdings were negatively affected by this unusually challenging market.

[PHOTO]

As of February 1, 2002, I assumed management of the Aspen Aggressive Growth Portfolio from Jim Goff, coincident with Jim's assumption of the new full-time role of Director of Research. Almost immediately, I began to further diversify the Portfolio, which now includes about 80 holdings comprising broader industry and sector exposure.

We lost ground in Paychex, a national payroll and benefit processing firm. Although challenged recently by the low interest rate environment's impact on the float portfolio it holds for its small business customers, the firm's fundamental business model remains attractive. However, we significantly reduced our position in this holding over concerns about its high valuation.

Crown Castle, which leases the infrastructure that supports the wireless networks of telecom service providers, also retreated. The stock has been punished by concerns over the health of its struggling customer base, and while we believe this condition to be temporary, I felt it was prudent to reduce our exposure until Crown Castle's customers achieve better financial footing.

Meanwhile, eBay, whose growth in core auction listings remains strong, was a relative outperformer, finishing about flat for the period. The company is also pushing to create new online markets to expand its reach and future growth potential. So far, it has excelled in innovative approaches to home sales, auto sales and a fixed-price auction concept.

Helping to soften our losses with some gains was Apollo Group, which operates the University of Phoenix. This education bellwether continues to gain market share in the face of a soft economy, as more adults look to upgrade their skill sets. Exploding margins at its growing number of campuses are supplemented by its even more profitable online study programs. Double-digit state college tuition hikes have created a nice pricing umbrella for Apollo, while its exposure to tuition payment default is much lower than most higher education institutions. Indeed, tuition for nearly two-thirds of its student base is subsidized through corporate reimbursement programs.

Moody's Corp., the global credit rating agency, was also a winner. In an environment riddled with investor concern about corporate governance and the integrity of financial reporting, Moody's clearly benefits. In fact, against a backdrop of accounting scandals, its service has become more valuable and it has only one substantive competitor, Standard & Poors. I've kept the weighting above my usual ceiling, because I believe Moody's fundamentals are very strong in these otherwise challenging times.

Elsewhere, Laboratory Corporation of America, which also gained, is a leader in esoteric diagnostic tests for diseases such as HIV and Hepatitis C, and stands to benefit as new genomic tests are being developed to assess the likelihood of certain inherited illnesses. We especially like Lab Corp.'s economic insensitivity, as these blood tests are in demand regardless of the state of the economy.

Another positive contributor was Lamar Advertising, one of the world's largest billboard providers. With very little capital expenditure requirements, Lamar has managed to lower its operating costs and execute efficiently during the advertising downturn while still generating free cash flow. Near the period end, however, Lamar suffered a sudden drop along with the entire media sector from the collateral damage of the WorldCom fiasco.

Overall, we are observing an amazing time in the market's history. The general distrust for corporate governance has created an environment in which fundamentally sound companies are being attacked and many stocks are extremely volatile as a result. Going forward, I will continue to look for diversity, which I believe is the best way to shield the Portfolio and limit our exposure from the painful rotation that the market is enduring. Thanks to the efforts of the entire Janus research team, I am finding those opportunities every day in a broad array of mid-cap stocks.

Thank you for your investment in Janus Aspen Aggressive Growth Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             87.1%                 90.8%
  Foreign                                             3.6%                  2.5%
Top 10 Equities                                      26.1%                 32.5%
Number of Stocks                                        88                    70
Cash and Cash Equivalents                            12.9%                  9.2%

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

6  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (33.47)%
  5 Year                                                                   2.06%
  From Inception                                                           9.08%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                 (4.72)%
  5 Year                                                                  12.58%
  From Inception Date of Institutional Shares                             14.22%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (33.62)%
  5 Year                                                                   1.78%
  From Portfolio Inception                                                 8.80%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Returns have sustained significant gains and losses due to market volatility in the technology sector.

Aggressive funds may be subject to greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.1%
Advertising Agencies - 0.9%
       619,605   Interpublic Group of Companies, Inc. .......    $    15,341,420

Advertising Sales - 2.2%
     1,043,473   Lamar Advertising Co.* .....................         38,827,630

Airlines - 1.5%
     1,648,975   Southwest Airlines Co. .....................         26,647,436

Applications Software - 0.2%
       300,300   Keane, Inc.* ...............................          3,828,825

Building - Mobile Home and Manufactured Housing - 0.5%
       535,115   Clayton Homes, Inc.* .......................          8,454,817

Building - Residential and Commercial - 0.9%
        51,535   NVR, Inc.* .................................         16,645,805

Casino Services - 1.2%
       363,995   International Game Technology* .............         20,638,517

Commercial Banks - 2.3%
       154,210   Commerce Bancorp, Inc. .....................          6,816,082
       114,465   M&T Bank Corp. .............................          9,816,518
       518,905   National Commerce Financial Corp. ..........         13,647,202
       247,505   North Fork Bancorporation, Inc. ............          9,853,174

                                                                      40,132,976

Commercial Services - Finance - 5.8%
     1,436,580   Concord EFS, Inc.* .........................         43,298,521
       507,200   Moody's Corp. ..............................         25,233,200
     1,047,543   Paychex, Inc. ..............................         32,777,620

                                                                     101,309,341

Computers - 0.7%
       697,940   Apple Computer, Inc.* ......................    $    12,367,497

Containers - Metal and Glass - 0.7%
       303,435   Ball Corp. .................................         12,586,484

Data Processing and Management - 0.6%
       284,410   Certegy, Inc.* .............................         10,554,455

Disposable Medical Products - 0.2%
        72,825   C.R. Bard, Inc. ............................          4,120,438

Distribution and Wholesale - 0.7%
        82,300   Fastenal Co. ...............................          3,169,373
       179,915   W.W. Grainger, Inc. ........................          9,013,742

                                                                      12,183,115

Diversified Operations - 1.8%
     1,766,900   Cendant Corp.* .............................         28,058,372
        29,785   SPX Corp.* .................................          3,499,738

                                                                      31,558,110

E-Commerce/Services - 4.1%
       982,910   eBay, Inc.* ................................         60,566,914
       516,943   TMP Worldwide, Inc.* .......................         11,114,274

                                                                      71,681,188

Electric Products - Miscellaneous - 0.6%
       270,755   AMETEK, Inc. ...............................         10,085,624

Electronic Components - Miscellaneous - 0.3%
       211,545   Celestica, Inc. - New York Shares* .........          4,804,187

See Notes to Schedules of Investments.

                                            Janus Aspen Series  June 30, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 2.0%
       645,824   Cree, Inc.* ................................    $     8,544,252
       452,385   National Semiconductor Corp.* ..............         13,196,070
       754,035   NVIDIA Corp.* ..............................         12,954,321

                                                                      34,694,643

Electronic Design Automation - 0.9%
       950,295   Cadence Design Systems, Inc.* ..............         15,318,755

Entertainment Software - 3.0%
       805,130   Electronic Arts, Inc.* .....................         53,178,836

Fiduciary Banks - 1.3%
       520,985   Northern Trust Corp. .......................         22,954,599

Finance - Credit Card - 0.7%
       202,125   Capital One Financial Corp. ................         12,339,731

Finance - Investment Bankers/Brokers - 1.2%
       339,375   Lehman Brothers Holdings, Inc. .............         21,217,725

Financial Guarantee Insurance - 1.6%
       425,025   MGIC Investment Corp. ......................         28,816,695

Food - Dairy Products - 0.6%
       301,990   Dean Foods Co.* ............................         11,264,227

Health Care Cost Containment - 1.2%
       771,715   First Health Group Corp.* ..................         21,638,889

Hotels and Motels - 1.0%
       528,275   Starwood Hotels & Resorts Worldwide, Inc. ..         17,374,965

Human Resources - 1.0%
       756,680   Robert Half International, Inc.* ...........         17,630,644

Industrial Gases - 0.2%
        74,580   Praxair, Inc. ..............................          4,248,823

Instruments - Scientific - 0.2%
       116,520   Millipore Corp. ............................          3,726,310

Internet Brokers - 0.8%
     1,059,915   Charles Schwab Corp. .......................         11,871,048
       251,220   E*TRADE Group, Inc.* .......................          1,371,661

                                                                      13,242,709

Investment Management and Advisory Services - 0.9%
       477,730   T. Rowe Price Group, Inc. ..................         15,707,762

Life and Health Insurance - 2.0%
     1,091,655   AFLAC, Inc. ................................         34,932,960

Medical - Biomedical and Genetic - 1.5%
     1,108,895   Enzon, Inc.* ...............................         27,289,906

Medical - Drugs - 2.1%
       317,455   Forest Laboratories, Inc.* .................         22,475,814
       686,262   King Pharmaceuticals, Inc.* ................         15,269,330

                                                                      37,745,144

Medical - HMO - 0.8%
       207,990   Anthem, Inc.* ..............................         14,035,165

Medical - Hospitals - 2.0%
       435,635   Community Health Care Corp.* ...............         11,675,018
     1,173,320   Health Management Associates, Inc.
                   - Class A* ...............................         23,642,398

                                                                      35,317,416

Medical Instruments - 3.7%
       814,560   Apogent Technologies, Inc.* ................         16,755,499
       646,720   St. Jude Medical, Inc.* ....................         47,760,272

                                                                      64,515,771

Medical Labs and Testing Services - 4.5%
     1,185,170   Laboratory Corporation of
                   America Holdings* ........................    $    54,103,010
       287,600   Quest Diagnostics, Inc.* ...................         24,747,980

                                                                      78,850,990

Medical Products - 1.9%
        12,325   Biomet, Inc. ...............................            334,254
       634,055   Stryker Corp. ..............................         33,928,283

                                                                      34,262,537

Non-Hazardous Waste Disposal - 0.1%
       128,325   Allied Waste Industries, Inc.* .............          1,231,920

Oil Companies - Exploration and Production - 3.4%
       601,980   EOG Resources, Inc. ........................         23,898,606
       152,425   Murphy Oil Corp. ...........................         12,575,063
       361,905   Ocean Energy, Inc. .........................          7,842,481
       591,585   Pioneer Natural Resources Co.* .............         15,410,789

                                                                      59,726,939

Oil Field Machinery and Equipment - 0.6%
       155,650   Smith International, Inc.* .................         10,613,774

Optical Supplies - 0.3%
       146,740   Alcon, Inc.* ...............................          5,025,845

Pipelines - 1.7%
       793,800   Kinder Morgan, Inc. ........................         30,180,276

Printing - Commercial - 0.5%
       239,355   Valassis Communications, Inc.* .............          8,736,457

Property and Casualty Insurance - 1.7%
       183,970   W. R. Berkley Corp. ........................         10,118,350
       244,320   XL Capital, Ltd. - Class A .................         20,693,904

                                                                      30,812,254

Radio - 3.1%
       501,226   Cox Radio, Inc. - Class A* .................         12,079,547
       279,596   Entercom Communications Corp.* .............         12,833,456
       631,557   Hispanic Broadcasting Corp.* ...............         16,483,638
       411,575   Westwood One, Inc.* ........................         13,754,837

                                                                      55,151,478

Reinsurance - 4.4%
        19,955   Berkshire Hathaway, Inc. - Class B* ........         44,579,470
       293,645   Everest Re Group, Ltd. .....................         16,429,438
       435,915   RenaissanceRe Holdings, Ltd. ...............         15,954,489

                                                                      76,963,397

Retail - Discount - 0.2%
       112,055   Fred's, Inc. ...............................          4,121,383

Retail - Restaurants - 0.9%
       544,420   Yum! Brands, Inc.* .........................         15,924,285

Satellite Telecommunications - 1.0%
       929,395   EchoStar Communications Corp.* .............         17,249,571

Schools - 2.7%
     1,214,674   Apollo Group, Inc. - Class A* ..............         47,870,302

Semiconductor Components/Integrated Circuits - 1.6%
     1,517,355   Integrated Device Technology, Inc.* ........         27,524,820

Semiconductor Equipment - 1.5%
       275,575   KLA-Tencor Corp.* ..........................         12,122,544
       105,982   Mykrolis Corp.* ............................          1,251,647
       368,780   Novellus Systems, Inc.* ....................         12,538,520

                                                                      25,912,711

See Notes to Schedules of Investments.

8  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Textile-Home Furnishings - 0.8%
       224,310   Mohawk Industries, Inc.* ...................    $    13,801,794

Transportation - Railroad - 0.2%
        77,680   CSX Corp. ..................................          2,722,684

Transportation - Services - 0.3%
       174,160   Expeditors International of Washington, Inc.          5,775,146

Travel Services - 1.1%
       832,510   USA Interactive* ...........................         19,522,359

Wireless Equipment - 0.7%
     3,325,696   Crown Castle International Corp.* ..........         13,069,985
--------------------------------------------------------------------------------
Total Common Stock (cost $1,642,230,977) ....................      1,534,010,447
--------------------------------------------------------------------------------
Repurchase Agreements - 4.7%
$   23,100,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $23,103,792
                   collateralized by $4,760,392
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $21,813,887 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $2,128,420 and $21,433,593               23,100,000
    60,000,000   Deutsche Banc Alex. Brown, Inc., 1.96%
                   dated 6/28/02, maturing 7/1/02 to
                   be repurchased at $60,009,800
                   collateralized by $32,066,329 in
                   Asset Backed Securities 0%-8.29%,
                   4/15/03-4/25/32 Aaa; $8,372,611 in
                   Certificates of Deposit, 1.89%,
                   12/27/02, P-1 $420,670,851 in
                   Collateralized Mortgage
                   Obligations, 0.427%-7.6752%
                   6/7/09-9/15/41, Aaa; $8,175,345 in
                   Commercial Paper, 1.77%-5.00%
                   7/8/02-3/1/07, P-1; $4,765,087 in
                   Corporate Bonds, 1.965%-8.875%
                   8/23/02-3/15/32, Aaa; $1,072,631 in
                   U.S. Government Obligations
                   5.75%-6.25%, 1/15/12-3/5/12
                   Aaa-Aa2; with respective values of
                   $22,244,129, $8,372,611,
                   $16,198,990 $8,165,834, $5,095,415
                   and $1,123,021 ...........................         60,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $83,100,000) ..............         83,100,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.4%
                 Citigroup, Inc.
    25,000,000     1.85%, 7/1/02
                   (amortized cost $25,000,000) .............         25,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.8%
                 Fannie Mae
$   20,000,000     1.84%, 8/7/02 ............................    $    19,962,178
                 Federal Farm Credit Bank
    50,000,000     2.13%, 4/14/03 ...........................         49,312,500
                 Federal Home Loan Bank System:
    25,000,000     1.75%, 7/8/02 ............................         24,991,688
    25,000,000     1.63%, 7/11/02 ...........................         24,988,681
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $119,093,504) ..........        119,255,047
--------------------------------------------------------------------------------
Total Investments (total cost $1,869,424,481) - 100% ........      1,761,365,494
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0% .            280,429
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,761,645,923
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           3.0%           $    53,077,831
Canada                                            0.3%                 4,804,187
Switzerland                                       0.3%                 5,025,845
United States++                                  96.4%             1,698,457,631
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,761,365,494

++ Includes Short-Term Securities (83.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                            Janus Aspen Series  June 30, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO                     Scott Schoelzel,
                                                               portfolio manager

For the six-month period ended June 30, 2002, the S&P 500 Index was down 13.15%. By comparison, your Janus Aspen Capital Appreciation Portfolio was down 6.90% for its Institutional Shares and 7.05% for its Service Shares.(1) This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended June 30, 2002 , placing it 5th out of 142 variable annuity large-cap growth funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

As you can see from the Portfolio's returns, we continued to be justifiably defensive in our stock picking. Although we did manage to meaningfully outperform the popular averages in the first half of the year, I am just as disappointed, as I expect you are, with our absolute returns. The investment climate remains one of the most challenging in the past 60 years, and not since 1939, 1940 and 1941 have the popular averages performed this poorly on a rolling three-year basis. Nevertheless, we are determined to do better.

Dominating the investment landscape were the ever-widening accounting and integrity scandals. The daily barrage of scandalous news has been relentless. As these and other adjacent issues escalated during the period, the public's confidence continued to erode and the markets trended lower. It's quite clear that we will need to see some strong actions from both the government as well as the private sector on this issue before the markets begin to stabilize. Compelling stock valuations alone will not do it.

During the period, we continued to diversify your Portfolio by adding investments in the healthcare, insurance and consumer-branded products sectors while reducing our already downsized positions in technology. Some of the period's better-performing stocks included UnitedHealth Group and Oxford Health, both leaders in the managed care industry, Bank of America and Wells Fargo, two strong bank franchises, and Electronic Arts, the leading gaming software company.

Some of our poorer-performing stocks included our remaining investment in AOL Time Warner as well as our investments in the brokerage industry, including Goldman Sachs, Merrill Lynch and, to some extent, Citigroup and JP Morgan. During the period, we sold our entire positions in both Merrill Lynch and JP Morgan. Both companies have been ensnared in many of today's headline-grabbing scandals and their immediate futures remain too unpredictable.

One of our biggest disappointments during the period was our investment in AOL Time Warner. Although the position size was drastically reduced long ago, we have maintained a residual position. The easy and somewhat emotional thing to do would be to simply throw in the towel, sell it and move on - something I have been close to doing. Looking at things objectively, however, and having the benefit of some excellent research from our analysts, I believe the assets are too good. The "scandals" lack true merit and, at today's valuation, I cannot believe, if we take a long-term view from here, we won't make quite a bit of money on this position. Despite the stock's current unpopularity, I am willing to endure a while longer based on what I know now.

Finally, over the past six months we have sold more stock than we have bought and, as a result, the cash position in your Portfolio was still high at the end of the reporting period. I want to emphasize that this is simply a residual of our investment process and not in any way a macro call on "the market" as some have speculated. Simply put, when we can find companies we believe have an improving business and financial model, unquestioned managerial integrity and which are trading at a compelling valuation, we will invest your assets. When we are not convinced that all of those characteristics exist, we are content to wait patiently and continue our search.

I know the last three years have been disappointing, yet the Portfolio still ranks in the top 5% of all Lipper-ranked growth funds for the one-year period. Nonetheless, the Portfolio's returns have been disappointing and I offer no excuses. However, we continue to do the focused research that we genuinely believe will pay off in the long run.

Thank you for your continued investment in the Janus Aspen Capital Appreciation Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             83.7%                 80.2%
  Foreign                                             0.4%                  8.9%
  Europe                                              0.4%                  5.6%
Top 10 Equities                                      51.1%                 47.0%
Number of Stocks                                        30                    28
Cash and Cash Equivalents                            16.3%                 19.8%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Capital Appreciation Portfolio - Institutional Shares 1 out of 67 variable annuity large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (15.69)%
  5 Year                                                                  11.16%
  From Inception                                                          14.30%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  5 Year                                                                   3.67%
  From Inception of Institutional Shares                                   5.63%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (15.90)%
  5 Year                                                                  10.72%
  From Portfolio Inception                                                13.88%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 83.7%
Aerospace and Defense - 5.0%
       510,085   General Dynamics Corp. .....................    $    54,247,540

Applications Software - 3.9%
       776,655   Microsoft Corp.* ...........................         42,483,028

Athletic Footwear - 0.4%
        89,885   Nike, Inc. - Class B .......................          4,822,330

Diversified Financial Services - 3.9%
     1,105,540   Citigroup, Inc. ............................         42,839,675

Diversified Operations - 2.3%
       201,800   3M Co. .....................................         24,821,400

Entertainment Software - 4.9%
       813,180   Electronic Arts, Inc.* .....................         53,710,539

Finance - Consumer Loans - 2.4%
       272,100   SLM Corp. ..................................         26,366,490

Finance - Investment Bankers/Brokers - 4.2%
       626,920   Goldman Sachs Group, Inc. ..................         45,984,582

Finance - Mortgage Loan Banker - 0.6%
        83,985   Fannie Mae .................................          6,193,894

Food - Diversified - 0.4%
        64,265   Unilever N.V. - New York Shares ............          4,164,372

Health Care Cost Containment - 0.5%
       183,490   McKesson Corp. .............................          6,000,123

Insurance Brokers - 0.6%
        64,760   Marsh & McLennan Companies, Inc. ...........    $     6,255,816

Medical - Biomedical and Genetic - 0.5%
       169,370   Genentech, Inc.* ...........................          5,673,895

Medical - Drugs - 0.7%
       217,297   Pfizer, Inc. ...............................          7,605,395

Medical - HMO - 10.1%
       585,810   Oxford Health Plans, Inc.* .................         27,216,733
       907,705   UnitedHealth Group, Inc. ...................         83,100,393

                                                                     110,317,126

Medical Instruments - 4.8%
     1,221,405   Medtronic, Inc. ............................         52,337,204

Multi-Line Insurance - 5.2%
       837,240   American International Group, Inc. .........         57,124,885

Multimedia - 4.4%
     1,774,577   AOL Time Warner, Inc.* .....................         26,104,028
       506,450   Viacom, Inc. - Class B* ....................         22,471,186

                                                                      48,575,214

Oil - Field Services - 0.8%
       247,260   BJ Services Co.* ...........................          8,377,169

Oil Companies - Exploration and Production - 3.0%
       661,215   Anadarko Petroleum Corp. ...................         32,597,899

Oil Companies - Integrated - 3.8%
     1,002,050   Exxon Mobil Corp. ..........................         41,003,886

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Building Products - 2.5%
       734,648   Home Depot, Inc. ...........................    $    26,983,621

Retail - Regional Department Stores - 2.0%
       304,785   Kohl's Corp.* ..............................         21,359,333

Satellite Telecommunications - 1.1%
       628,253   EchoStar Communications Corp.* .............         11,660,376

Super-Regional Banks - 11.4%
       864,335   Bank of America Corp. ......................         60,814,611
     1,254,890   Wells Fargo & Co. ..........................         62,819,793

                                                                     123,634,404

Transportation - Services - 4.0%
       698,315   United Parcel Service, Inc. - Class B ......         43,120,951

Wireless Equipment - 0.3%
       106,040   QUALCOMM, Inc.* ............................          2,915,040
--------------------------------------------------------------------------------
Total Common Stock (cost $966,339,757) ......................        911,176,187
--------------------------------------------------------------------------------
Repurchase Agreement - 10.4%
$  113,100,000     ABN AMRO Bank N.V., 1.97%
                     dated 6/28/02, maturing 7/1/02
                     to be repurchased at $113,118,567
                     collateralized by $23,307,374
                     in Collateralized Mortgage Obligations
                     2.29%-6.50847%, 6/10/13-12/25/40
                     Aaa, $106,803,055 in U.S. Government
                     Obligations, 2.64%-7.30%
                     6/15/09-5/1/37; with respective
                     values of $10,420,966 and $104,941,096
                     (cost $113,100,000) ....................        113,100,000
--------------------------------------------------------------------------------
Time Deposit - 4.6%
                 State Street Bank and Trust Co.
    50,000,000     1.9375%, 7/1/02 (cost $50,000,000) .......         50,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 1.4%
                 Federal Home Loan Bank System
    15,000,000     1.63%, 7/11/02
                   (amortized cost $14,993,208) .............         14,993,208
--------------------------------------------------------------------------------
Total Investments (total cost $1,144,432,965) - 100.1% ......      1,089,269,395
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)      (1,434,491)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,087,834,904
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Netherlands                                       0.4%           $     4,164,372
United States++                                  99.6%             1,085,105,023
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,089,269,395

++ Includes Short-Term Securities (83.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

12  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN CORE EQUITY PORTFOLIO              Karen L. Reidy, portfolio manager

Janus Aspen Core Equity Portfolio lost 7.01% for its Institutional Shares and fell 7.12% for its Service Shares during the six months ended June 30, 2002, while its benchmark, the S&P 500 Index, dropped 13.15%.(1) This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended June 30, 2002, placing it 12th out of 155 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

After making a sizzling comeback at year-end, stocks turned lukewarm in 2002. Shares were pressured as fears over the accounting scandal that brought down energy trader Enron tainted the broader market. Still, interest rates at historic lows, rising industrial production and near-record home sales provided reasons for optimism. But that optimism quickly faded as investors lost faith in corporate America following news of accounting fraud at WorldCom Communications, and, as a result, they bid shares sharply lower at the end of the period.

Despite this negative environment, many of our holdings fared well. Minnesota Mining & Manufacturing, the 100-year-old industrial giant that officially changed its name to 3M in April, is one such example. Amid slowing domestic growth as the U.S. economy stalled and cooling demand overseas, the company has benefited from the leadership of new CEO Jim McNerny, who has implemented several aggressive cost-cutting and efficiency programs he learned during his tenure at General Electric. Among his most important initiatives is a new focus on pay for performance to motivate top executives. After only a year on the job, McNerny's strategic restructuring has already produced rising profits in the face of weaker sales. What's more, improvements in working capital and free cash flow should provide a steady tailwind for the stock going forward.

Another standout was Honeywell International. Our interest in the diversified manufacturer was piqued when its merger with GE fell through last year over anti-competitive objections of European Union regulators. At the time, we viewed Honeywell as a "special situation" - in other words, a company with some very high-return businesses that had become undervalued due to a downturn in commercial air travel and the failed merger transaction. We were encouraged that business could improve when former Honeywell CEO Larry Bossidy temporarily reassumed the top spot. Bossidy, in turn, has named his former GE colleague David Cote, most recently CEO of TRW (aerospace and defense contractor), to continue the work of transforming the company. Business at the manufacturer's aerospace unit, meanwhile, has soared as defense spending has jumped. Additionally, we see an eventual recovery in the commercial airline industry driving future revenue growth.

Anheuser-Busch was a winner as well. The brewer, a company I've owned since I became manager of the Portfolio, typifies the kind of businesses I want to own. Over the years, the maker of Budweiser, Bud Light, Busch, Michelob and other specialty brands has impressed me with its rising free cash flow, declining capital intensity and dominant and growing market share. All in all, the company's consistent performance and top-notch management team continue to win my confidence.

On the downside, IBM hindered our results. Like many of its blue-chip brethren, the computer and technology behemoth slipped lower on investor misperceptions about its financial reporting practices. But while the company's accounting was given a clean bill of health, its fundamental revenue growth weakened as investment in technology products and services continued to slow despite signs of improvement elsewhere in the economy. This reinforced my belief that a recovery in capital spending on technology would lag other business investment, prompting me to reassess my original thesis for IBM and sell the stock.

Citigroup was another disappointment. With investors focused on confidence issues and questions about the unknown, the financial services powerhouse suffered from its loan exposure to long-distance phone company WorldCom and struggling Latin American economies. Compounding this negative sentiment were allegations that Wall Street research departments deceived investors with misleading stock recommendations. Still, we're impressed with Citigroup's strong fundamentals and attractive valuation and believe the franchise will reward us over the long run.

Looking ahead, despite the most attractive equity market valuations in years, emotions - more than fundamental weakness - may continue to drive the market. While I am confident that the weighty issues conspiring against stocks will eventually be resolved, the question yet to be answered is whether it will take a few months or much longer. I am keenly focused on finding attractively valued companies with rising returns on capital, accelerating free cash flow growth and managements with a history of executing - regardless of the environment.

Thank you for investing in Janus Aspen Core Equity Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             90.1%                 89.2%
  Foreign                                             8.7%                  6.3%
Top 10 Equities                                      25.4%                 28.0%
Number of Stocks                                        80                    66
Cash, Cash Equivalents
  and Fixed Income Securities                         9.9%                 10.8%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Core Equity Portfolio - Institutional Shares 1 out of 83 variable annuity large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (12.38)%
  5 Year                                                                  12.57%
  From Inception                                                          15.49%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  5 Year                                                                   3.67%
  From Inception of Institutional Shares                                   5.63%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (12.63)%
  5 Year                                                                  12.16%
  From Portfolio Inception                                                15.07%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.0%
Advertising Sales - 1.0%
         3,535   Lamar Advertising Co.* .....................    $       131,537

Agricultural Operations - 0.7%
         5,000   Monsanto Co. ...............................             89,000

Appliances - 0.5%
           970   Whirlpool Corp. ............................             63,399

Applications Software - 0.7%
         1,620   Microsoft Corp.* ...........................             88,614

Automotive - Cars and Light Trucks - 3.5%
         3,647   BMW A.G. ...................................            150,378
        10,335   Ford Motor Co. .............................            165,360
         2,410   General Motors Corp. .......................            128,815

                                                                         444,553

Automotive - Truck Parts and Equipment - 2.0%
         2,507   Autoliv A.B ................................             61,105
         9,760   Delphi Corp. ...............................            128,832
         1,550   Lear Corp.* ................................             71,687

                                                                         261,624

Beverages - Non-Alcoholic - 2.0%
         1,865   Coca-Cola Co. ..............................            104,440
         3,065   PepsiCo, Inc. ..............................            147,733

                                                                         252,173

Beverages - Wine and Spirits - 1.5%
        15,229   Diageo PLC .................................            196,458

Brewery - 2.1%
         5,349   Anheuser-Busch Companies, Inc. .............    $       267,450

Broadcast Services and Programming - 1.3%
         1,265   Clear Channel Communications, Inc.* ........             40,505
        13,825   Liberty Media Corp. - Class A* .............            131,337

                                                                         171,842

Cable Television - 0.4%
         2,333   Comcast Corp.-Special Class A* .............             55,619

Chemicals - Diversified - 1.2%
         3,520   E.I. du Pont de Nemours and Co. ............            156,288

Computer Services - 0.4%
         1,455   Electronic Data Systems Corp. ..............             54,053

Computers - 0.4%
         3,000   Apple Computer, Inc.* ......................             53,160

Computers - Peripheral Equipment - 1.0%
         2,250   Lexmark International Group, Inc. - Class A*            122,400

Consulting Services - 0.5%
         3,270     Accenture, Ltd. - Class A
                     - New York Shares* .....................             62,130

Cosmetics and Toiletries - 1.7%
         2,395   Procter & Gamble Co. .......................            213,874

Data Processing and Management - 3.0%
         6,098   Automatic Data Processing, Inc. ............            265,568
         3,355   First Data Corp. ...........................            124,806

                                                                         390,374

See Notes to Schedules of Investment.

14  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Financial Services - 3.0%
        10,061   Citigroup, Inc. ............................    $       389,864

Diversified Operations - 8.8%
         2,865   3M Co. .....................................            352,395
        16,204   Bombardier, Inc. - Class B .................            134,244
         5,476   General Electric Co. .......................            159,078
        11,415   Honeywell International, Inc. ..............            402,150
         1,165   Illinois Tool Works, Inc. ..................             79,570

                                                                       1,127,437

Electronic Design Automation - 1.1%
         8,942   Cadence Design Systems, Inc.* ..............            144,145

Engineering - Research and Development - 1.2%
         3,855   Fluor Corp. ................................            150,152

Finance - Consumer Loans - 1.1%
         2,735   Household International, Inc. ..............            135,929

Finance - Investment Bankers/Brokers - 2.7%
        10,130   J.P. Morgan Chase & Co. ....................            343,610

Food - Diversified - 1.4%
         4,505   H.J. Heinz Co. .............................            185,156

Food - Meat Products - 0.6%
         4,600   Tyson Foods, Inc. - Class A ................             71,346

Food - Retail - 1.1%
         6,925   Kroger Co.* ................................            137,808

Home Furnishings - 0.8%
         2,820   Ethan Allen Interiors, Inc. ................             98,277

Hotels and Motels - 1.4%
         4,090   Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................            105,440
         2,320   Starwood Hotels & Resorts Worldwide, Inc. ..             76,305

                                                                         181,745

Instruments - Controls - 0.6%
         1,955   Mettler-Toledo International, Inc.* ........             72,081

Insurance Brokers - 2.9%
         3,890   Marsh & McLennan Companies, Inc. ...........            375,774

Life and Health Insurance - 3.2%
         9,200   AFLAC, Inc. ................................            294,400
         1,220   CIGNA Corp. ................................            118,852

                                                                         413,252

Medical - Drugs - 3.3%
         7,230   Schering-Plough Corp. ......................            177,858
         4,740   Wyeth ......................................            242,688

                                                                         420,546

Medical - Hospitals - 1.9%
         3,395   Tenet Healthcare Corp.* ....................            242,912

Multi-Line Insurance - 1.5%
         2,893   American International Group, Inc. .........            197,389

Multimedia - 4.2%
         5,430   Entravision Communications Corp.* ..........             66,518
         2,755   Gannett Company, Inc. ......................            209,104
         5,882   Viacom, Inc. - Class B* ....................            260,984

                                                                         536,606

Oil Companies - Exploration and Production - 1.8%
           760   Apache Corp. ...............................    $        43,685
         4,790   Burlington Resources, Inc. .................            182,020

                                                                         225,705

Oil Companies - Integrated - 3.5%
         2,138   EnCana Corp. ...............................             65,649
         2,400   EnCana Corp. - New York Shares .............             73,440
         7,480   Exxon Mobil Corp. ..........................            306,082

                                                                         445,171

Property and Casualty Insurance - 2.0%
         1,470   Chubb Corp. ................................            104,076
         1,725   XL Capital, Ltd. - Class A .................            146,108

                                                                         250,184

Radio - 0.6%
         8,305   Spanish Broadcasting System, Inc. - Class A*             83,050

Reinsurance - 1.8%
           103   Berkshire Hathaway, Inc. - Class B* ........            230,102

Retail - Apparel and Shoe - 0.4%
         3,265   Gap, Inc. ..................................             46,363

Retail - Discount - 1.9%
         3,345   Target Corp. ...............................            127,445
         2,066   Wal-Mart Stores, Inc. ......................            113,651

                                                                         241,096

Retail - Jewelry - 0.3%
         1,065   Tiffany & Co. ..............................             37,488

Rubber - Tires - 0.5%
         3,260   Goodyear Tire & Rubber Co. .................             60,995

Semiconductor Components/Integrated Circuits - 1.2%
         2,273   Linear Technology Corp. ....................             71,440
         2,266   Maxim Integrated Products, Inc.* ...........             86,856

                                                                         158,296

Super-Regional Banks - 3.0%
         2,015   Bank of America Corp. ......................            141,775
        10,603   U.S. Bancorp ...............................            247,580

                                                                         389,355

Tobacco - 0.5%
         1,345   Philip Morris Companies, Inc. ..............             58,750

Toys - 1.0%
         5,890   Mattel, Inc. ...............................            124,161

Transportation - Air Freight - 1.9%
         6,455   CNF, Inc. ..................................            245,161

Transportation - Services - 0.9%
         2,115   FedEx Corp. ................................            112,941
--------------------------------------------------------------------------------
Total Common Stock (cost $11,231,770) .......................         11,007,395
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Brewery - 0.1%
$       15,000   Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 ................             15,562

Cellular Telecommunications - 0.4%
        46,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............             44,160
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $60,915) ........................             59,722
--------------------------------------------------------------------------------

See Notes to Schedules of Investment.

                                           Janus Aspen Series  June 30, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 4.1%
Automotive - Cars and Light Trucks - 3.1%
         3,250   Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................    $       182,812
         3,625   General Motors Corp. - Series A
                   convertible, 4.50% .......................             93,670
           244   Porsche A.G. ...............................            115,671

                                                                         392,153

Cable Television - 0.3%
         1,110   Cox Communications, Inc.
                   convertible, 7.00% .......................             45,244

Electric - Integrated - 0.2%
         1,257   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.)(omega) ...........             31,425

Publishing - Newspapers - 0.5%
           896   Tribune Co., convertible, 2.00% ............             58,464
--------------------------------------------------------------------------------
Total Preferred Stock (cost $579,922) .......................            527,286
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.3%
                 Fannie Mae:
$       15,000     4.75%, due 11/14/03 ......................             15,463
        20,000     5.625%, due 5/14/04 ......................             20,950
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $35,841) ............             36,413
--------------------------------------------------------------------------------
Repurchase Agreement - 6.2%
       800,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $800,131
                   collateralized by $164,862
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $755,459 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $73,712 and $742,289
                   (cost $800,000) ..........................            800,000
--------------------------------------------------------------------------------
Total Investments (total cost $12,708,448) - 97.1% ..........         12,430,816
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.9%            373,731
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    12,804,547
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           1.7%           $       208,238
Canada                                            3.0%                   378,773
Germany                                           2.1%                   266,049
Sweden                                            0.5%                    61,105
United Kingdom                                    1.6%                   196,458
United States++                                  91.1%                11,320,193
--------------------------------------------------------------------------------
Total                                           100.0%           $    12,430,816

++ Includes Short-Term Securities (84.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

16  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN BALANCED PORTFOLIO                 Karen L. Reidy, portfolio manager

For the six months ended June 30, 2002, Janus Aspen Balanced Portfolio fell 3.19% for its Institutional Shares and declined 3.34% for its Service Shares. By comparison, the S&P 500 Index, the benchmark for the equity portion of the Portfolio, lost 13.15%, and the Lehman Brothers Government/Credit Index, the Portfolio's fixed-income benchmark, gained 3.26%.(1) This performance earned the Portfolio's Institutional Shares a top-quartile ranking for the one-year period ended June 30, 2002, placing it 15th out of 65 variable annuity balanced funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

The positive market momentum that had started to build at the end of 2001 lost steam in the new year. Equity markets were volatile as a crisis of confidence, triggered by the collapse of energy trader Enron, weighed on share prices across the board. Although interest rates hovered at 40-year lows and there were indications that the economy was slowly climbing out of recession, these encouraging signs were eclipsed by seemingly endless disclosures of corporate deception, undermining the confidence of investors and consumers alike. Threats of terrorist attacks in the U.S. and escalating violence in the Middle East also took a toll.

Bonds benefited in this unfavorable equity environment as investors turned to debt securities for their relative stability and safety. By the end of June, U.S. Treasuries were on track to beat stock returns for the third year in a row. Gross domestic product grew at a surprising 5.6% annual rate in the first quarter, however, our company research indicated the economy was still weak. Consequently, we maintained our fixed-income weighting north of 45% during the period.

On the equity side, Honeywell International proved a winner. When the proposed merger between the diversified manufacturer and General Electric was rejected by European Union regulators last year, Honeywell's stock price tumbled, which we viewed as an attractive buying opportunity. Since then, well-regarded former CEO Larry Bossidy has temporarily come out of retirement to help put the company back on track. We are equally pleased that Bossidy has named his old GE colleague and previous TRW (aerospace and defense contractor) CEO David Cote to continue the recovery. Amid these changes, Honeywell has profited from increased military spending as the top provider of cockpit systems and electronics. Furthermore, an eventual rebound in the commercial airline business bodes well for the manufacturer going forward.

3M also supported our results. The maker of products ranging from Post-It Notes to medical software has benefited from a strategic restructuring plan implemented by new Chairman and CEO Jim McNerny, another former GE executive. With a fresh perspective on the 100-year-old company, McNerny saw 3M's antiquated management processes as a roadblock to growth. As such, he has put in place several initiatives designed to improve working capital and free cash flow and has established a pay-for-performance compensation system as an incentive for top employees. Additionally, McNerny is aiming to use 3M's extensive international distribution channels to drive revenues higher.

Another standout was Anheuser-Busch. The brewer epitomizes everything we look for in an investment as it enjoys improving free cash flow, declining capital intensity and dominant market share. No question, Anheuser-Busch's management team not only has executed well on its business plan by delivering consistent, predictable earnings, but it also has continued to gain our respect.

On the downside, Citigroup hindered our results. Pressuring shares of the financial services powerhouse were concerns over its loan exposure to long-distance phone company WorldCom as well as burgeoning financial crises in Latin America. Meanwhile, allegations that Wall Street research departments deceived investors with misleading stock recommendations also worked against the stock. Nevertheless, given Citigroup's strong fundamentals and attractive valuation, we remain firm believers in the franchise.

Payroll and tax filing processor Automatic Data Processing also disappointed. As the economy slipped into recession and companies laid off employees to cut costs and shore up their balance sheets, ADP struggled as its pays per control, or the number of employees on payroll, declined. Although the days of double-digit revenue growth may not return any time soon, as the economy continues to show welcome signs of a turnaround and unemployment starts to level off, we expect ADP to benefit as companies gradually begin to add workers.

Looking ahead, despite an improving economic picture, emotions may continue to drive the market. However, I am confident that if we roll up our sleeves and make our best efforts to understand the business prospects, balance sheets and cash flow statements of potential investments, we will find solid opportunities that will reward us over the long term.

Thank you for investing in Janus Aspen Balanced Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             43.5%                 47.5%
Top 10 Equities                                      14.9%                 16.1%
Number of Stocks                                        70                    66
Fixed Income Securities
  U.S. Government Obligations                        23.4%                 21.5%
  Corporate Bonds/Warrants
    Investment Grade                                 19.5%                 18.1%
    High-Yield/High-Risk                              0.5%                  1.0%
Preferred Stock                                       1.7%                  1.2%
Cash and Cash Equivalents                            11.4%                 10.7%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Balanced Portfolio - Institutional Shares 1 out of 42 variable annuity balanced funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                 (4.44)%
  5 Year                                                                  10.79%
  From Inception                                                          13.04%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                   8.25%
  5 Year                                                                   7.48%
  From Inception Date of Institutional Shares                              6.53%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  5 Year                                                                   3.67%
  From Inception Date of Institutional Shares                             11.08%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (4.68)%
  5 Year                                                                  10.72%
  From Portfolio Inception                                                13.03%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Lehman Brothers Government/ Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 43.5%
Agricultural Operations - 0.4%
       736,800   Monsanto Co. ...............................    $    13,115,040

Applications Software - 0.4%
       272,610   Microsoft Corp.* ...........................         14,911,767

Automotive - Cars and Light Trucks - 2.2%
       859,912   BMW A.G. ...................................         35,457,047
     1,742,380   Ford Motor Co. .............................         27,878,080
       342,690   General Motors Corp. .......................         18,316,780

                                                                      81,651,907

Automotive - Truck Parts and Equipment - 0.5%
     1,381,900   Delphi Corp. ...............................         18,241,080

Beverages - Non-Alcoholic - 0.9%
       148,145   Coca-Cola Co. ..............................          8,296,120
       479,355   PepsiCo, Inc. ..............................         23,104,911

                                                                      31,401,031

Beverages - Wine and Spirits - 1.0%
     2,702,986   Diageo PLC .................................         34,869,191

Brewery - 1.3%
       954,429   Anheuser-Busch Companies, Inc. .............         47,721,450

Broadcast Services and Programming - 0.6%
     2,379,215   Liberty Media Corp. - Class A* .............         22,602,542

Cable Television - 0.3%
       435,899   Comcast Corp. - Special Class A* ...........    $    10,391,832

Chemicals - Diversified - 0.6%
       515,700   E.I. du Pont de Nemours and Co. ............         22,897,080

Computer Services - 0.4%
       439,530   Electronic Data Systems Corp. ..............         16,328,539

Computers - 0.2%
       510,800   Apple Computer, Inc.* ......................          9,051,376

Computers - Peripheral Equipment - 0.5%
       330,220   Lexmark International Group, Inc. - Class A*         17,963,968

Consulting Services - 0.2%
       456,265   Accenture, Ltd. - Class A
                   - New York Shares* .......................          8,669,035

Cosmetics and Toiletries - 0.7%
       284,320   Procter & Gamble Co. .......................         25,389,776

Data Processing and Management - 1.5%
       914,509   Automatic Data Processing, Inc. ............         39,826,867
       396,520   First Data Corp. ...........................         14,750,544

                                                                      54,577,411

Diversified Financial Services - 1.7%
     1,588,236   Citigroup, Inc. ............................         61,544,145

Diversified Minerals - 0%
         3,430   Companhia Vale do Rio Doce (ADR)* ..........             94,908

See Notes to Schedules of Investments.

18  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JAUNS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 4.7%
       457,615   3M Co. .....................................    $    56,286,645
     2,080,541   Bombardier, Inc. - Class B .................         17,236,497
       909,664   General Electric Co. .......................         26,425,739
     2,076,160   Honeywell International, Inc. ..............         73,143,117

                                                                     173,091,998

Electronic Components - Semiconductors - 0.3%
       425,287   Texas Instruments, Inc. ....................         10,079,302

Electronic Design Automation - 0.6%
     1,321,092   Cadence Design Systems, Inc.* ..............         21,296,003

Engineering - Research and Development - 0.7%
       626,610   Fluor Corp. ................................         24,406,460

Finance - Consumer Loans - 0.6%
       421,425   Household International, Inc. ..............         20,944,822

Finance - Credit Card - 0.4%
       450,000   American Express Co. .......................         16,344,000

Finance - Investment Bankers/Brokers - 1.3%
     1,394,045   J.P. Morgan Chase & Co. ....................         47,286,006

Food - Diversified - 0.9%
       765,150   H.J. Heinz Co. .............................         31,447,665

Food - Retail - 0.5%
       838,140   Kroger Co.* ................................         16,678,986

Hotels and Motels - 0.2%
       240,233   Fairmont Hotels and Resorts, Inc.
                   - New York Shares ........................          6,193,207

Insurance Brokers - 1.9%
       708,345   Marsh & McLennan Companies, Inc. ...........         68,426,127

Life and Health Insurance - 1.6%
     1,139,060   AFLAC, Inc. ................................         36,449,920
       231,795   CIGNA Corp. ................................         22,581,469

                                                                      59,031,389

Medical - Biomedical and Genetic - 0.1%
       118,525   Immunex Corp.* .............................          2,647,849

Medical - Drugs - 1.9%
     1,205,000   Schering-Plough Corp. ......................         29,643,000
       791,000   Wyeth ......................................         40,499,200

                                                                      70,142,200

Medical - Hospitals - 1.1%
       536,320   Tenet Healthcare Corp.* ....................         38,373,696

Motorcycle and Motor Scooter Manufacturing - 0.4%
       272,343   Harley-Davidson, Inc. ......................         13,963,026

Multi-Line Insurance - 0.8%
       435,309   American International Group, Inc. .........         29,701,133

Multimedia - 2.3%
       363,705   Gannett Company, Inc. ......................         27,605,209
       973,156   Viacom, Inc. - Class B* ....................         43,178,932
       648,245   Walt Disney Co. ............................         12,251,830

                                                                      83,035,971

Oil Companies - Exploration and Production - 1.0%
       108,415   Apache Corp. ...............................          6,231,694
       803,027   Burlington Resources, Inc. .................         30,515,026

                                                                      36,746,720

Oil Companies - Integrated - 2.3%
       145,313   EnCana Corp. ...............................    $     4,461,938
       405,940   EnCana Corp. - New York Shares .............         12,421,764
     1,617,265   Exxon Mobil Corp. ..........................         66,178,484

                                                                      83,062,186

Property and Casualty Insurance - 1.1%
       305,235   Chubb Corp. ................................         21,610,638
       233,865   XL Capital, Ltd. - Class A .................         19,808,366

                                                                      41,419,004
Reinsurance - 0.9%
        15,495   Berkshire Hathaway, Inc. - Class B* ........         34,615,830

Retail - Apparel and Shoe - 0.2%
       443,620   Gap, Inc. ..................................          6,299,404

Retail - Discount - 1.0%
       502,370   Target Corp. ...............................         19,140,297
       343,625   Wal-Mart Stores, Inc. ......................         18,902,811

                                                                      38,043,108

Rubber - Tires - 0.4%
       818,270   Goodyear Tire & Rubber Co. .................         15,309,832

Semiconductor Components/Integrated Circuits - 0.5%
       270,127   Linear Technology Corp. ....................          8,490,092
       269,672   Maxim Integrated Products, Inc.* ...........         10,336,528

                                                                      18,826,620

Super-Regional Banks - 1.7%
       343,740   Bank of America Corp. ......................         24,185,546
     1,555,873   U.S. Bancorp ...............................         36,329,635

                                                                      60,515,181

Toys - 0.3%
       552,750   Mattel, Inc. ...............................         11,651,970

Transportation - Services - 0.4%
       292,640   FedEx Corp. ................................         15,626,976
--------------------------------------------------------------------------------
Total Common Stock (cost $1,667,839,975) ....................      1,586,628,749
--------------------------------------------------------------------------------
Corporate Bonds - 20.0%
Aerospace and Defense - 0.7%
                 Lockheed Martin Corp.:
$    5,790,000     7.25%, company guaranteed notes
                   due 5/15/06 ..............................          6,289,387
     6,195,000     8.20%, notes, due 12/1/09 ................          7,170,712
     9,700,000     7.65%, company guaranteed notes
                   due 5/1/16 ...............................         11,033,750

                                                                      24,493,849

Automotive - Truck Parts and Equipment - 0.6%
    14,240,000   Delphi Corp., 6.55%
                   notes, due 6/15/06 .......................         14,845,200
     5,420,000   Lear Corp., 7.96%
                   company guaranteed notes, due 5/15/05 ....          5,589,375

                                                                      20,434,575

Beverages - Non-Alcoholic - 1.2%
                 Coca-Cola Enterprises, Inc.:
     7,675,000     5.375%, notes, due 8/15/06 ...............          7,895,656
    20,173,000     7.125%, notes, due 9/30/09 ...............         22,190,300
    11,875,000     6.125%, notes, due 8/15/11 ...............         12,231,250

                                                                      42,317,206

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JAUNS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Brewery - 1.3%
                 Anheuser-Busch Companies, Inc.:
$    9,995,000     5.65%, notes, due 9/15/08 ................    $    10,369,812
     9,135,000     5.75%, notes, due 4/1/10 .................          9,329,119
    14,969,000     6.00%, senior notes, due 4/15/11 .........         15,530,337
     3,600,000     7.55%, notes, due 10/1/30 ................          4,135,500
     3,750,000     6.80%, notes, due 1/15/31 ................          3,965,625
     4,925,000     6.80%, notes, due 8/20/32 ................          5,208,187

                                                                      48,538,580

Broadcast Services and Programming - 0.3%
     9,370,000   Clear Channel Communications, Inc., 6.00%
                   notes, due 11/1/06 .......................          9,206,025
Cable Television - 0.7%
                 Cox Communications, Inc.:
     3,950,000     7.50%, notes, due 8/15/04 ................          4,014,188
     2,512,000     7.75%, notes, due 8/15/06 ................          2,502,580
    18,005,000   TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................         18,387,606

                                                                      24,904,374

Cellular Telecommunications - 0.3%
     9,940,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          9,542,400

Chemicals - Diversified - 0.3%
    11,610,000   Dow Chemical Co., 6.125%
                   notes, due 2/1/11 ........................         11,697,075

Commercial Banks - 0.2%
     7,115,000   US Bank N.A., 5.70%
                   notes, due 12/15/08 ......................          7,292,875

Computers - 0.4%
     7,230,000   Apple Computer, Inc., 6.50%
                   notes, due 2/15/04 .......................          7,230,000
                 Sun Microsystems, Inc.:
     1,420,000     7.35%, senior notes, due 8/15/04 .........          1,491,000
     7,263,000     7.65%, senior notes, due 8/15/09 .........          7,671,544

                                                                      16,392,544

Cosmetics and Toiletries - 0.2%
     8,175,000   International Flavors & Fragrances, Inc.
                   6.45%, notes, due 5/15/06 ................          8,502,000

Diversified Financial Services - 2.4%
    11,225,000   Associates Corporation of North America
                   5.75%, senior notes, due 11/1/03 .........         11,659,969
                 Citigroup, Inc.:
    10,070,000     7.25%, subordinated notes, due 10/1/10 ...         10,963,713
     3,365,000     6.625%, notes, due 6/15/32 ...............          3,251,431
                 General Electric Capital Corp.:
    10,415,000     5.375%, notes, due 1/15/03 ...............         10,597,262
    18,355,000     5.375%, notes, due 4/23/04 ...............         19,066,256
     5,340,000     7.25%, notes, due 5/3/04 .................          5,727,150
    15,175,000     5.35%, notes, due 3/30/06 ................         15,573,344
    10,785,000     6.75%, notes, due 3/15/32 ................         10,596,262

                                                                      87,435,387

Diversified Operations - 0.5%
                 Honeywell International, Inc.:
     9,950,000     5.125%, notes, due 11/1/06 ...............         10,037,062
     7,165,000     6.125%, notes, due 11/1/11 ...............          7,326,212

                                                                      17,363,274

Finance - Auto Loans - 1.1%
                 General Motors Acceptance Corp.:
$   15,850,000     6.75%, notes, due 12/10/02 ...............    $    16,167,000
     5,955,000     5.80%, notes, due 3/12/03 ................          6,081,544
     9,043,000     5.36%, notes, due 7/27/04 ................          9,212,556
     7,160,000     5.25%, notes, due 5/16/05 ................          7,204,750

                                                                      38,665,850

Finance - Consumer Loans - 0.7%
     8,830,000   American General Finance Corp., 5.875%
                   notes, due 7/14/06 .......................          9,116,975
                 Household Finance Corp.:
     5,415,000     6.00%, notes, due 5/1/04 .................          5,597,756
     7,180,000     6.50%, notes, due 1/24/06 ................          7,341,550
     4,340,000     6.75%, notes, due 5/15/11 ................          4,269,475

                                                                      26,325,756

Finance - Credit Card - 0.5%
                 American Express Co.:
    12,921,000     6.75%, senior unsubordinated notes
                   due 6/23/04 ..............................         13,777,016
     5,380,000     4.25%, notes, due 2/7/05 .................          5,447,250

                                                                      19,224,266

Finance - Investment Bankers/Brokers - 0.8%
                 J.P. Morgan Chase & Co.:
     7,175,000     5.25%, notes, due 5/30/07 ................          7,219,844
     5,625,000     6.625%, subordinated notes, due 3/15/12 ..          5,786,719
    14,535,000   Salomon Smith Barney Holdings, Inc., 6.50%
                   notes, due 2/15/08 .......................         15,534,281

                                                                      28,540,844

Food - Diversified - 0.9%
                 General Mills, Inc.:
     8,195,000     5.125%, notes, due 2/15/07 ...............          8,184,756
     4,745,000     6.00%, notes, due 2/15/12 ................          4,697,550
                 Kellogg Co.:
    18,100,000     5.50%, notes, due 4/1/03 .................         18,439,375
     1,800,000     7.45%, debentures, due 4/1/31 ............          1,977,750

                                                                      33,299,431

Food - Retail - 1.4%
    10,465,000   Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....         11,511,500
                 Kroger Co.:
     3,960,000     7.80%, notes, due 8/15/07 ................          4,370,850
     3,090,000     7.00%, senior notes, due 5/1/18 ..........          3,101,587
     4,950,000     6.80%, notes, due 12/15/18 ...............          4,863,375
     4,580,000     7.50%, company guaranteed notes
                   due 4/1/31 ...............................          4,768,925
                 Safeway, Inc.:
     3,050,000     6.85%, senior notes, due 9/15/04 .........          3,244,437
     7,140,000     6.15%, notes, due 3/1/06 .................          7,505,925
     5,642,000     6.50%, notes, due 11/15/08 ...............          5,959,362
     6,690,000     6.50%, notes, due 3/1/11 .................          6,890,700

                                                                      52,216,661

Food - Wholesale/Distribution - 0.1%
     3,635,000   Pepsi Bottling Holdings, Inc., 5.625%
                   company guaranteed notes, due 2/17/09+ ...          3,694,069

See Notes to Schedules of Investments.

20  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Hotels and Motels - 0.2%
                 Starwood Hotels & Resorts Worldwide, Inc.:
$    3,605,000     7.375%, notes, due 5/1/07 ................    $     3,546,419
     2,705,000     7.875%, notes, due 5/1/12 ................          2,650,900

                                                                       6,197,319

Insurance Brokers - 0.2%
     7,275,000   Marsh & McLennan Companies, Inc.
                   5.375%, notes, due 3/15/07+ ..............          7,465,969

Internet Brokers - 0.3%
     9,667,000   Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................         10,645,784

Life and Health Insurance - 0.1%
     2,393,000   SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................          2,587,431

Medical - Drugs - 0.3%
     9,150,000   Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................          9,653,250
     2,871,000   Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................          2,989,429

                                                                      12,642,679

Medical - HMO - 0.3%
                 UnitedHealth Group, Inc.:
     4,950,000     7.50%, notes, due 11/15/05 ...............          5,445,000
     5,375,000     5.20%, notes, due 1/17/07 ................          5,462,344

                                                                      10,907,344

Multi-Line Insurance - 0.4%
    14,550,000   AIG SunAmerica Global Financial IX, Inc.
                   5.10%, notes, due 1/17/07+ ...............         14,841,000

Multimedia - 0.3%
                 Viacom, Inc.:
     8,485,000     7.75%, senior notes, due 6/1/05 ..........          9,301,681
     3,000,000     7.70%, company guaranteed notes
                   due 7/30/10 ..............................          3,281,250

                                                                      12,582,931

Oil Companies - Exploration and Production - 0.2%
     7,095,000   Burlington Resources Finance Co., 7.20%
                   notes, due 8/15/31 .......................          7,245,769

Oil Companies - Integrated - 0.3%
    10,585,000   Conoco, Inc., 6.95%
                   senior notes, due 4/15/29 ................         10,823,163

Oil Refining and Marketing - 0.2%
                 Valero Energy Corp.:
     3,245,000     6.125%, notes, due 4/15/07 ...............          3,350,463
     2,504,000     6.875%, notes, due 4/15/12 ...............          2,572,860
     1,789,000     7.50%, notes, due 4/15/32 ................          1,795,709

                                                                       7,719,032

Resorts and Theme Parks - 0.1%
     2,065,000   Six Flags, Inc., 9.75%
                   senior notes, due 6/15/07 ................          2,116,625

Retail - Building Products - 0.7%
    24,175,000   Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................         25,806,813

Retail - Discount - 1.3%
                 Target Corp.:
$   12,215,000     5.50%, notes, due 4/1/07 .................    $    12,611,988
     2,855,000     5.40%, notes, due 10/1/08 ................          2,897,825
     7,250,000     5.375%, notes, due 6/15/09 ...............          7,250,000
                 Wal-Mart Stores, Inc.:
     7,850,000     5.45%, notes, due 8/1/06 .................          8,183,625
    14,340,000     6.875%, senior notes, due 8/10/09 ........         15,756,075

                                                                      46,699,513

Retail - Restaurants - 0.1%
     3,695,000   Yum! Brands, Inc., 7.70%
                   notes, due 7/1/12 ........................          3,695,000

Super-Regional Banks - 0%
     1,693,000   Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........          1,849,603

Tools - Hand Held - 0.4%
    12,610,000   Black & Decker Corp., 7.125%
                   senior notes, due 6/1/11 .................         13,476,938
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $703,063,691) ...................        727,389,954
--------------------------------------------------------------------------------
Preferred Stock - 1.7%
Automotive - Cars and Light Trucks - 1.4%
       582,090   Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................         32,742,563
       688,630   General Motors Corp. - Series B
                   convertible, 5.25% .......................         18,090,310

                                                                      50,832,873

Electric - Integrated - 0.1%
       243,417   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.)(omega) ...........          6,085,425

Publishing - Newspapers - 0.2%
        98,448     Tribune Co., convertible, 2.00% ..........          6,423,732
--------------------------------------------------------------------------------
Total Preferred Stock (cost $79,085,606) ....................         63,342,030
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         4,211   Ono Finance PLC, expires 5/31/09*,+
                   (cost $0) ................................                 42
--------------------------------------------------------------------------------
U.S. Government Obligations - 23.4%
U.S. Government Agencies - 9.6%
                 Fannie Mae:
$    8,200,000     4.75%, due 11/14/03 ......................          8,453,298
    99,260,000     5.625%, due 5/14/04 ......................        103,976,835
    23,780,000     5.50%, due 5/2/06 ........................         24,969,000
    14,365,000     4.75%, due 1/2/07 ........................         14,544,563
    20,070,000     5.00%, due 1/15/07 .......................         20,621,925
    13,200,000     6.25%, due 2/1/11 ........................         13,876,500
    43,935,000     5.375%, due 11/15/11 .....................         43,989,919
    16,195,000     6.625%, due 11/15/30 .....................         17,105,969
                 Federal Home Loan Bank System:
    27,430,000     4.875%, due 5/14/04 ......................         28,390,050
    28,895,000     3.375%, due 6/15/04 ......................         29,039,475
    29,175,000     6.50%, due 11/15/05 ......................         31,654,875
    12,270,000   Freddie Mac
                   5.875%, due 3/21/11 ......................         12,576,750

                                                                     349,199,159

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JAUNS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Treasury Notes/Bonds - 13.8%
$   17,370,000     3.375%, due 4/30/04 ......................    $    17,553,254
    10,910,000     3.25%, due 5/31/04 .......................         10,993,462
    15,875,000     6.00%, due 8/15/04 .......................         16,864,965
    43,890,000     5.875%, due 11/15/04 .....................         46,646,731
    26,955,000     5.75%, due 11/15/05 ......................         28,774,463
    38,070,000     6.50%, due 10/15/06 ......................         41,909,740
    24,166,000     5.625%, due 5/15/08 ......................         25,793,338
    29,765,000     6.00%, due 8/15/09 .......................         32,333,124
    24,233,000     5.75%, due 8/15/10 .......................         25,921,555
    25,550,000     5.00%, due 8/15/11 .......................         25,904,634
    50,060,000     7.25%, due 5/15/16 .......................         58,998,213
    22,941,000     6.25%, due 8/15/23 .......................         24,579,446
    34,930,000     6.00%, due 2/15/26 .......................         36,332,440
    29,775,000     5.25%, due 2/15/29 .......................         28,009,640
    75,025,000     6.25%, due 5/15/30 .......................         81,270,081

                                                                     501,885,086
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $839,018,136) .......        851,084,245
--------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
    24,500,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $24,504,022
                   collateralized by $5,048,901
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $23,135,940 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $2,257,415 and $22,732,598
                   (cost $24,500,000) .......................         24,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.7%
                 Citigroup, Inc.
   100,000,000     1.85%, 7/1/02
                   (amortized cost $100,000,000) ............        100,000,000
--------------------------------------------------------------------------------
Time Deposit - 4.7%
                 State Street Bank and Trust Co.
   170,000,000     1.9375%, 7/1/02 (cost $170,000,000) ......        170,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.0%
                 Federal Farm Credit Bank
    50,000,000     1.76%, 11/20/02 ..........................         49,687,500
                 Federal Home Loan Bank System
    25,000,000     1.63%, 7/11/02 ...........................         24,988,681
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $74,641,569) ...........         74,676,181
--------------------------------------------------------------------------------
Total Investments (total cost $3,658,148,977) - 98.7% .......      3,597,621,201
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.3%         46,800,202
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,644,421,403
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           0.8%           $    28,477,401
Brazil                                              0%                    94,908
Canada                                            1.1%                40,313,406
Germany                                           1.0%                35,457,047
United Kingdom                                    1.0%                34,869,233
United States++                                  96.1%             3,458,409,206
--------------------------------------------------------------------------------
Total                                           100.0%           $ 3,597,621,201

++ Includes Short-Term Securities (85.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

22  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN GROWTH AND INCOME PORTFOLIO                        David Corkins,
                                                               portfolio manager

Janus Aspen Growth and Income Portfolio declined 10.49% for its Institutional Shares and 10.62% for its Service Shares for the six months ended June 30, 2002, outpacing its benchmark, the S&P 500 Index, which fell 13.15%.(1) This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended June 30, 2002, placing it 10th out of 142 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

At the start of 2002, mixed messages and a stabilizing economy produced a sideways market, but investor confidence took a turn for the worse later in the period, as accounting irregularities, corporate scandals, international unrest and terrorist threats sent stocks sharply lower. Given the extreme negativity surrounding the market, I maintained a flat and highly diversified portfolio, investing across a wide range of industries and holdings. Furthermore, I continued to use the ongoing rally in bonds to trim our fixed-income exposure and shift assets back into equities, which appeared to offer a more attractive risk/reward trade-off for the patient investor.

Contributing to our performance was U.S. Bancorp. Its stock slid late last year after the company boosted its loan loss reserves in anticipation of rising credit defaults after September 11th. I bought on the dip, taking the opportunity to add to our position at an attractive price. Since then, shares have bounced back nicely on the news that losses were less severe than initially expected. I am also pleased to see cost-cutting and other benefits of U.S. Bancorp's merger with Firstar begin to materialize and retail sales at the bank's newly acquired branches start to improve.

Meanwhile, Anheuser-Busch moved along with nearly 50% of the U.S. market. The world's largest brewer has maintained pricing power amid a sluggish economy, giving it substantial leverage in its marketing and distribution spending. This almost insurmountable competitive advantage translates into earnings power as the company announced in May that it was raising its 2002 growth target to 13% following 14 straight quarters of revenue growth as well as record beer sales. A move toward exclusive distributorships should also work to the company's benefit, ensuring prime product placement that could result in further share gains.

Elsewhere, Coca-Cola Enterprises, the largest bottler of Coca-Cola soft drink products, posted an impressive gain for the period. After several years of revenue and earnings disappointments, the company bounced back in 2002 with solid volume growth helped by the launch of Vanilla Coke. Late last year, Coca-Cola Enterprises also reached an agreement with onetime parent Coca-Cola Company to share jointly in improving marketing, pricing and cost-cutting efficiencies while instituting performance-based funding initiatives. The agreement appears to have gone a long way toward shoring up a previously strained relationship and should continue to prove beneficial for both companies.

As I contemplated companies whose performance fell short of our expectations, I was reminded of an old adage: "The road to success is always under construction." Such is the case with Citigroup. The leading global services franchise and top holding suffered on concerns over its exposure to struggling Latin American economies, as well as scandal-ridden companies Enron and WorldCom. However, I believe the fears may have been overblown and the selling indiscriminate. The company's diverse business mix continues to fire on all cylinders and insulates it against weakness in any one area. We therefore expect Citigroup to reward our conviction over the longer term.

General Electric also gave ground as the weakening economy hampered sales at its short-cycle businesses including GE Plastics, Lighting, Appliances and NBC. Investors also took the industrial conglomerate to task for relying on short-term debt and acquisitions to drive its growth. Still, I continue to be impressed by GE's management and its diversified and well-balanced business mix
- plus, the company generates substantial internal capital. For these reasons, GE remains among our top holdings.

In conclusion, we are neither optimistic nor pessimistic regarding the market, only realistic. To that end, we will continue to focus on companies that stick with basic blocking and tackling and can perform regardless of where the coming months lead us. While low rates and productivity gains could eventually get the economy moving again, there's a good chance it could come in fits and starts. As a result, we'll take it one day at a time, one company at a time.

Thank you for investing in Janus Aspen Growth and Income Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             89.0%                 84.3%
Top 10 Equities                                      26.9%                 27.2%
Number of Stocks                                        73                    74
Fixed Income Securities                               7.4%                  6.9%
Cash and Cash Equivalents                             3.6%                  8.8%

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
  1 Year                                                                (16.87)%
  From Inception                                                           8.20%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  From Inception of Institutional Shares                                 (1.46)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (17.07)%
  From Portfolio Inception                                                 7.93%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 84.2%
Advertising Sales - 0.2%
         9,210   Lamar Advertising Co.* .....................    $       342,704

Aerospace and Defense - 0.6%
         7,980   General Dynamics Corp. .....................            848,673

Applications Software - 2.4%
        66,785   Microsoft Corp.* ...........................          3,653,139

Automotive - Cars and Light Trucks - 0.9%
        33,315   BMW A.G. ...................................          1,373,689

Automotive - Truck Parts and Equipment - 1.0%
       120,345   Delphi Corp. ...............................          1,588,554

Beverages - Non-Alcoholic - 3.4%
        99,620   Coca-Cola Enterprises, Inc. ................          2,199,610
        64,466   PepsiCo, Inc. ..............................          3,107,261

                                                                       5,306,871

Brewery - 1.8%
        56,328   Anheuser-Busch Companies, Inc. .............          2,816,400

Broadcast Services and Programming - 3.2%
        40,570   Clear Channel Communications, Inc.* ........          1,299,051
       391,378   Liberty Media Corp. - Class A* .............          3,718,091

                                                                       5,017,142

Cable Television - 3.4%
         5,380   Comcast Corp. - Class A* ...................    $       130,196
       130,638   Comcast Corp. - Special Class A* ...........          3,114,410
        74,321   Cox Communications, Inc. - Class A* ........          2,047,544

                                                                       5,292,150

Casino Hotels - 0.9%
       136,380   Park Place Entertainment Corp.* ............          1,397,895

Chemicals - Diversified - 2.3%
        78,893   E.I. du Pont de Nemours and Co. ............          3,502,849

Commercial Services - Finance - 0.9%
        44,762   Paychex, Inc. ..............................          1,400,603

Computer Services - 0.9%
        72,570   Ceridian Corp.* ............................          1,377,379

Computers - 0.5%
        44,105   Apple Computer, Inc.* ......................            781,541

Consulting Services - 0.5%
        40,350   Accenture, Ltd. - Class A
                   - New York Shares* .......................            766,650
Cosmetics and Toiletries - 1.8%
        12,570   Colgate-Palmolive Co. ......................            629,129
        24,735   Procter & Gamble Co. .......................          2,208,835

                                                                       2,837,964

See Notes to Schedules of Investments.

24  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Data Processing and Management - 0.2%
         7,015   Automatic Data Processing, Inc. ............    $       305,503

Diversified Financial Services - 4.0%
       159,095   Citigroup, Inc. ............................          6,164,931

Diversified Operations - 5.9%
        14,260   3M Co. .....................................          1,753,980
       130,433   General Electric Co. .......................          3,789,079
       102,605   Honeywell International, Inc. ..............          3,614,774

                                                                       9,157,833

Electric - Integrated - 1.0%
        49,900   Duke Energy Corp. ..........................          1,551,890

Engineering - Research and Development - 1.4%
        53,280   Fluor Corp. ................................          2,075,256

Entertainment Software - 0.7%
        15,505   Electronic Arts, Inc.* .....................          1,024,105

Finance - Consumer Loans - 2.3%
        72,495   Household International, Inc. ..............          3,603,002

Finance - Investment Bankers/Brokers - 3.5%
        22,845   Goldman Sachs Group, Inc. ..................          1,675,681
       105,760   J.P. Morgan Chase & Co. ....................          3,587,379
         3,300   Lehman Brothers Holdings, Inc. .............            206,316

                                                                       5,469,376

Financial Guarantee Insurance - 1.1%
        23,920   MGIC Investment Corp. ......................          1,621,776

Food - Diversified - 0.4%
        14,600   H.J. Heinz Co. .............................            600,060

Food - Retail - 1.1%
        87,645   Kroger Co.* ................................          1,744,135

Hotels and Motels - 0.6%
        38,182   Fairmont Hotels & Resorts, Inc.
                   - New York Shares ........................            984,332

Insurance Brokers - 2.5%
        40,229   Marsh & McLennan Companies, Inc. ...........          3,886,121

Internet Brokers - 0.5%
        65,516   Charles Schwab Corp. .......................            733,779

Investment Management and Advisory Services - 0.8%
        37,275   T. Rowe Price Group, Inc. ..................          1,225,602

Life and Health Insurance - 3.2%
        33,170   AFLAC, Inc. ................................          1,061,440
        14,310   CIGNA Corp. ................................          1,394,080
        39,659   John Hancock Financial Services, Inc. ......          1,395,997
        34,255   Principal Financial Group, Inc.* ...........          1,061,905

                                                                       4,913,422

Medical - Drugs - 4.4%
        23,762   Allergan, Inc. .............................          1,586,114
        69,045   Pfizer, Inc. ...............................          2,416,575
        55,200   Wyeth ......................................          2,826,240

                                                                       6,828,929

Medical Instruments - 1.3%
        45,314   Medtronic, Inc. ............................          1,941,705

Motorcycle and Motor Scooter Manufacturing - 0.6%
        18,963   Harley-Davidson, Inc. ......................            972,233

Multi-Line Insurance - 2.2%
        50,565   American International Group, Inc. .........          3,450,050

Multimedia - 3.2%
         5,370   Gannett Company, Inc. ......................    $       407,583
        81,954   Viacom, Inc. - Class B* ....................          3,636,299
        49,795   Walt Disney Co. ............................            941,125

                                                                       4,985,007

Oil Companies - Integrated - 6.0%
        84,480   Conoco, Inc. ...............................          2,348,544
        64,024   EnCana Corp. - New York Shares .............          1,959,134
       123,570   Exxon Mobil Corp. ..........................          5,056,484

                                                                       9,364,162

Pipelines - 0.5%
        20,546   Kinder Morgan, Inc. ........................            781,159

Printing - Commercial - 0.6%
        27,036   Valassis Communications, Inc.* .............            986,814

Property and Casualty Insurance - 0.1%
         2,190   Chubb Corp. ................................            155,052

Reinsurance - 1.4%
           985   Berkshire Hathaway, Inc. - Class B* ........          2,200,490

Retail - Discount - 0.6%
        25,015   Target Corp. ...............................            953,072

Semiconductor Components/Integrated Circuits - 2.0%
        29,435   Linear Technology Corp. ....................            925,142
        57,829   Maxim Integrated Products, Inc.* ...........          2,216,586

                                                                       3,141,728

Super-Regional Banks - 3.9%
        21,130   Bank of America Corp. ......................          1,486,707
       196,590   U.S. Bancorp ...............................          4,590,376

                                                                       6,077,083

Telecommunication Equipment - 0.4%
        44,145   Nokia Oyj (ADR) ............................            639,220

Tools - Hand Held - 0.8%
        29,395   Stanley Works Co. ..........................          1,205,489

Toys - 1.3%
        98,325   Mattel, Inc. ...............................          2,072,691

Travel Services - 1.0%
        65,835   USA Interactive* ...........................          1,543,831
--------------------------------------------------------------------------------
Total Common Stock (cost $142,004,979) ......................        130,664,041
--------------------------------------------------------------------------------
Corporate Bonds - 2.3%
Advertising Sales - 0.1%
$      115,000   Lamar Advertising Co., 5.25%
                   convertible notes, due 9/15/06 ...........            116,150

Cellular Telecommunications - 0%
        58,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............             55,680

Finance - Investment Bankers/Brokers - 0.3%
                 Merrill Lynch & Company, Inc.:
       200,000     6.15%, notes, due 1/26/06 ................            209,500
       300,000     5.36%, notes, due 2/1/07 .................            303,375

                                                                         512,875

Oil Companies - Exploration and Production - 0.1%
       363,000   Devon Energy Corp., 0%
                   convertible debentures, due 6/27/20 ......            179,685

Retail - Discount - 1.1%
     1,655,000   Wal-Mart Stores, Inc., 4.375%
                   notes, due 8/1/03 ........................          1,690,169

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 0.1%
$      185,000   CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................    $       192,631

Toys - 0.3%
                 Mattel, Inc.:
       140,000     6.00%, notes, due 7/15/03 ................            141,050
       250,000     6.125%, notes, due 7/15/05 ...............            249,375

                                                                         390,425

Transportation - Railroad - 0.3%
       365,000   Wisconsin Central Transportation Corp.
                   6.625%, notes, due 4/15/08 ...............            382,338
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,438,825) .....................          3,519,953
--------------------------------------------------------------------------------
Preferred Stock - 4.8%
Automotive - Cars and Light Trucks - 4.3%
        40,490   Ford Motor Company Capital Trust II
                   convertible, 6.50% .......................          2,277,562
        71,290   General Motors Corp. - Series B
                   convertible, 5.25% .......................          1,872,788
         5,445   Porsche A.G. ...............................          2,581,257

                                                                       6,731,607

Electric - Integrated - 0.5%
        31,921   Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.)(omega) ...........            798,025
--------------------------------------------------------------------------------
Total Preferred Stock (cost $7,744,896) .....................          7,529,632
--------------------------------------------------------------------------------
U.S. Government Obligations - 5.1%
                 U.S. Treasury Notes:
$    3,765,000     3.00%, due 1/31/04 .......................          3,789,548
     3,880,000     5.25%, due 5/15/04 .......................          4,055,298
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $7,695,479) .........          7,844,846
--------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
     6,900,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $6,901,133
                   collateralized by $1,421,935
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $6,515,836 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $635,762 and $6,402,242
                   (cost $6,900,000) ........................          6,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $167,784,179) - 100.8% ........        156,458,472
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%      (1,291,996)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   155,166,476
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           0.5%           $       766,650
Canada                                            1.9%                 2,943,466
Finland                                           0.4%                   639,220
Germany                                           2.5%                 3,954,946
United States++                                  94.7%               148,154,190
--------------------------------------------------------------------------------
Total                                           100.0%           $   156,458,472

++ Includes Short-Term Securities (90.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

26  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN STRATEGIC VALUE PORTFOLIO            David Decker, portfolio manager

For the six months ended June 30, 2002, Janus Aspen Strategic Value Portfolio lost 9.53% for its Institutional Shares, and 9.59% for its Service Shares. This compares with a 13.15% loss for its benchmark, the S&P 500 Index.(1)

I have often said that successful value investing requires an ability to embrace controversy. Throughout the first half of 2002, that controversy came in the form of accounting and disclosure concerns stemming from the collapse of Enron, ImClone and WorldCom. While these events pointed to the power of negative news, the violation of trust brought on by the scandals proved especially damaging. Needless to say, the reaction may have been overblown relative to the scope of the reported improprieties. However, its impact was widespread.

[PHOTO]

While many waited for the next shoe to drop, it became increasingly apparent that the economy, which had demonstrated steady yet mixed signs of recovery, may have moved ahead of the market. This was unclear given the unusually high level of extraneous events, not the least of which was the ever-present threat of terrorist attacks.

Among the stocks that played to our strengths was Moody's Corp., a superior franchise that held up well at a time when other superior franchises did not. As one of the leading fixed-income rating agencies, the company boasts a solid business model that generates both strong and stable cash flow. Although we no longer consider it dramatically undervalued, its prospects remain sustainable in light of concerns about questionable corporate disclosure and the increasing complexity of many financial instruments.

Meanwhile, Las Vegas-based Station Casinos moved higher as fears surrounding debt levels and reduced foot traffic proved unfounded. Unlike many of the more well-known Strip destinations, Station caters to the local Las Vegas market, where business has rebounded strongly. Furthermore, concerns that the company's new property, Sunset Station, would siphon business from its core locations also appeared premature. In fact, anecdotal evidence suggested that it may actually be expanding the market.

Specialty retailer Blockbuster, Inc. also fared well for us, having rebounded nicely from overselling earlier in the year. The company came under pressure due to expected weakness in its core rental business during the Olympic broadcasts. In our view, Blockbuster's robust cash flow dynamics did not support its significantly reduced valuation and we became aggressive purchasers of the stock. We have since trimmed the position substantially, taking profits as the share price more fully reflected our fair value estimates.

Regrettably, our detractors took back a disproportionate percentage of the Portfolio's gains. Perhaps the most notable of these was Tyco International, which made headlines when its former chief executive was indicted on charges of tax evasion and evidence tampering. This unforeseen development severely punished an already-beaten-down stock, yet we continue to believe the company retains substantial intrinsic value relative to its free cash flow. Although the recent initial offering of its CIT Group finance unit fell short of expectations, the remaining mix of businesses remains sound.

Elsewhere, energy company El Paso Corporation suffered a series of setbacks, ranging from a ratings downgrade and a shift in corporate strategy to the suicide of its treasurer. With its accounting practices facing intense scrutiny in the wake of the Enron scandal, the company announced massive cutbacks in its energy trading operations as well as a refocusing on its core natural gas business. While we trimmed the position on this announcement, we have maintained the better part of our holdings given that its depressed valuation more than discounts the change in strategy.

Finally, longtime holding Cadence Design Systems, a leading provider of automated design software, has been plagued by severe weakness in capital spending. Although the company continues to hold its own during an extremely difficult period, investor sentiment toward the stock has turned increasingly negative. Moreover, a merger between its two primary competitors has led some investors to speculate that the combined company could overtake Cadence, but we fundamentally disagree.

Going forward, I am mindful that external circumstances may have a greater-than-usual effect on the valuation process. However, since our intent is to capitalize on disparity and misperception, that's a chance I'll have to take within certain limits. In the meantime, I'll be actively looking for openings to put our residual cash to work, knowing full well that volatile markets could result in short-term underperformance, but also create compelling long-term opportunities.

Thank you for your investment in Janus Aspen Strategic Value Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             92.3%                 69.5%
  Foreign                                            10.4%                  9.5%
  Europe                                              0.1%                  0.1%
Top 10 Equities                                      39.2%                 31.9%
Number of Stocks                                        53                    47
Cash, Cash Equivalents
  and Fixed Income Securities                         7.7%                 30.5%

(1)  All returns include reinvested dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2002  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/00)
  1 Year                                                                (15.10)%
  From Inception                                                         (8.10)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  From Portfolio Inception                                              (15.12)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/00)
  1 Year                                                                (15.22)%
  From Inception                                                         (8.16)%
--------------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 91.0%
Advertising Agencies - 2.7%
        28,565   Interpublic Group of Companies, Inc. .......    $       707,269

Aerospace and Defense - Equipment - 1.7%
         6,880   Alliant Techsystems, Inc.* .................            438,944

Agricultural Operations - 0.4%
         5,810   Monsanto Co. ...............................            103,418

Apparel Manufacturers - 0.7%
         5,360   Liz Claiborne, Inc. ........................            170,448

Automotive - Cars and Light Trucks - 2.8%
        10,000   General Motors Corp. .......................            534,500
        25,000   Nissan Motor Company, Ltd.** ...............            173,124

                                                                         707,624

Automotive - Truck Parts and Equipment - 4.2%
        26,025   Delphi Corp. ...............................            343,530
        12,715   Lear Corp.* ................................            588,069
        10,765   Tower Automotive, Inc.* ....................            150,172

                                                                       1,081,771

Broadcast Services and Programming - 7.4%
       201,080   Liberty Media Corp. - Class A* .............          1,910,260

Building Products - Cement and Aggregate - 2.9%
        28,580   Cemex S.A. de C.V. (ADR) ...................            753,369

Casino Hotels - 0.8%
        11,070   Station Casinos, Inc.* .....................            197,599

Chemicals - Specialty - 1.2%
        10,000   Cytec Industries, Inc.* ....................            314,400

Commercial Services - 0.2%
         1,391   Arbitron, Inc.* ............................    $        43,399

Commercial Services - Finance - 3.4%
        17,740   Moody's Corp. ..............................            882,565

Computer Services - 3.3%
        44,595   Ceridian Corp.* ............................            846,413

Computers - 1.9%
        27,515   Apple Computer, Inc.* ......................            487,566

Containers - Paper and Plastic - 2.5%
        31,935   Packaging Corporation of America* ..........            635,187

Diversified Financial Services - 0.5%
         3,221   Citigroup, Inc. ............................            124,814

Diversified Operations - 5.6%
        19,290   Honeywell International, Inc. ..............            679,587
         2,000   SPX Corp.* .................................            235,000
        38,150   Tyco International, Ltd. ...................            515,406

                                                                       1,429,993

Electronic Components - Semiconductors - 0.4%
        10,765   Advanced Micro Devices, Inc.* ..............            104,636

Electronic Design Automation - 3.7%
        58,455   Cadence Design Systems, Inc.* ..............            942,295

Enterprise Software and Services - 2.1%
        33,675   Computer Associates International, Inc. ....            535,096

Finance - Consumer Loans - 1.1%
         3,030   SLM Corp. ..................................            293,607

See Notes to Schedules of Investments.

28  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Credit Card - 0.7%
         5,110   American Express Co. .......................    $       185,595

Finance - Mortgage Loan Banker - 5.0%
        17,285   Fannie Mae .................................          1,274,769

Food - Dairy Products - 1.1%
         7,770   Dean Foods Co.* ............................            289,821

Hotels and Motels - 0.5%
         9,100   Hilton Hotels Corp. ........................            126,490

Multimedia - 2.2%
         3,875   McGraw-Hill Companies, Inc. ................            231,338
         7,395   Viacom, Inc. - Class B* ....................            328,116

                                                                         559,454

Non-Hazardous Waste Disposal - 1.5%
        40,805   Allied Waste Industries, Inc.* .............            391,728

Oil Companies - Exploration and Production - 2.7%
         7,130   Apache Corp. ...............................            409,832
        13,475   Ocean Energy, Inc. .........................            292,003

                                                                         701,835

Oil Refining and Marketing - 1.8%
        26,300   SK Corp.** .................................            452,558

Paper and Related Products - 2.3%
        12,260   Rayonier, Inc. .............................            602,334

Petrochemicals - 0.1%
         6,693   Reliance Industries, Ltd.* .................             36,918

Pipelines - 4.5%
        24,582   El Paso Corp. ..............................            506,635
         1,555   Kinder Morgan, Inc. ........................             59,121
        19,167   Kinder Morgan Management LLC* ..............            584,593

                                                                       1,150,349

Printing - Commercial - 3.9%
        27,590   Valassis Communications, Inc.* .............          1,007,035

Publishing - Newspapers - 1.8%
         8,835   New York Times Co. - Class A ...............            455,002

Recreational Centers - 0.3%
         3,550   Bally Total Fitness Holding Corp.* .........             66,421

Reinsurance - 4.0%
           460   Berkshire Hathaway, Inc. - Class B* ........          1,027,640

Retail - Toy Store - 2.3%
        33,570   Toys "R" Us, Inc.* .........................            586,468

Retail - Video Rental - 1.2%
        11,065   Blockbuster, Inc. - Class A ................            297,649

Telephone - Integrated - 1.1%
        26,000   AT&T Corp. .................................            278,200

Television - 0.1%
           950   SBS Broadcasting S.A.* .....................             17,680

Tobacco - 0.8%
        11,228   Vector Group, Ltd. .........................            197,613

Toys - 0.8%
         9,465   Mattel, Inc. ...............................            199,522

Transportation - Marine - 2.8%
       102,165   Transportacion Maritima Mexicana
                   S.A. de C.V.* ............................            705,960
--------------------------------------------------------------------------------
Total Common Stock (cost $24,538,820) .......................         23,321,714
--------------------------------------------------------------------------------
Corporate Bonds - 0.9%
Tobacco - 0.9%
$      300,000   Vector Group, Ltd., 6.25%
                   convertible subordinated notes
                   due 7/15/08+ (cost $300,000) .............    $       218,625
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Automotive - Cars and Light Trucks - 1.3%
        13,100   General Motors Corp. - Series B
                   convertible, 5.25% (cost $356,464) .......            344,137
--------------------------------------------------------------------------------
Repurchase Agreement - 9.4%
$    2,400,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $2,400,394
                   collateralized by $494,586
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $2,266,378 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $221,135 and $2,226,867
                   (cost $2,400,000) ........................          2,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $27,595,284) - 102.6% .........         26,284,476
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.6%)        (656,461)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    25,628,015
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           2.0%           $       515,406
India                                             0.1%                    36,918
Japan                                             0.6%                   173,124
Luxembourg                                        0.1%                    17,680
Mexico                                            5.6%                 1,459,329
South Korea                                       1.7%                   452,558
United States++                                  89.9%                23,629,461
--------------------------------------------------------------------------------
Total                                           100.0%           $    26,284,476

++ Includes Short-Term Securities (80.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 10/10/02             19,000,000    $      159,403    $     (10,664)
South Korean Won
  7/16/02                        225,000,000           186,941          (17,931)
--------------------------------------------------------------------------------
Total                                           $      346,344    $     (28,595)

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO                   Helen Young Hayes,
                                                             portfolio manager

                                                             Brent Lynn,
                                                             portfolio manager

We are disappointed with our performance during the first half of 2002, a period that saw the Portfolio's Institutional Shares fall 12.03%, Service Shares declined 12.16% and Service II Shares declined 11.94%. These results are significantly worse than the 1.62% loss of its benchmark, the Morgan Stanley Capital International Europe, Asia and Far East (EAFE(R)) Index.(1)

[PHOTO]

[PHOTO]

Nonetheless, we had a few winners during the period. Willis Group, a U.K.-based insurance broker, has shown better-than-expected earnings growth as a result of market share gains and a favorable pricing environment in the property and casualty business. Meanwhile Encana Corp., a Canadian oil and gas company, has continued its record of high production growth rates and cost cutting, allowing the shares to stand out as one of the portfolio's top performers during the period.

Elsewhere, Teva Pharmaceutical - an Israeli-based drug company - is a leader in the U.S. market for generic drugs and gained from generics market growth and new product introductions. Rounding out our list of top performers was Smiths Group, a British industrial conglomerate that has been helped by portfolio restructuring, cost cutting and continued strength in its defense and medical device businesses.

Unfortunately, there were a number of negative performers, including Tyco International. Despite its low valuation, Tyco fell sharply as psychology began to drive the stock lower due to concerns about its accounting and the credibility of management. We began selling our Tyco position in late April after management abruptly reversed course on its plan to reorganize into four separate business units and were out of the stock before the end of the period. Nonetheless, our exposure to Tyco hurt our results during the period.

Other disappointments included Petroleo Brasileiro (Petrobras), a Brazilian oil company that has generated high rates of production growth and reasonable cash flows but was hurt by fears that a left-wing candidate would win the country's presidential election this fall. Petrobras had been a strong performer through the first quarter, and we took some profits before the stock fell in the second quarter. Israeli telecom software firm Amdocs also declined after reporting an earnings shortfall as telecom customers cut back on project spending. We had cut the position earlier due to concerns about its customer base, and we sold the rest of the position after the earnings shortfall.

Even some of our more defensive stocks gave ground. Examples include Koninklijke Ahold N.V., a Netherlands-based supermarket retailer and wholesale food distributor. The company has shown reasonable earnings and revenue growth but was pressured by its acquisition history and relatively complex accounting in a market that has shown little patience for either. In addition, a dramatic weakening of the U.S. dollar worked against Ahold as the company saw the value of profits repatriated from the U.S. - Ahold's single largest market - fall in tandem with the currency.

The relative performance of the portfolio was hurt by macroeconomic factors as well. The Japanese market outpaced its large-market peers and finished the period as one of the best-performing markets in the developed world. Because the portfolio had a much lower weighting in Japanese stocks than the MSCI EAFE(R) Index, our relative performance suffered. Furthermore, we entered the period with significant overweight positions in Mexico and Canada, two markets that performed poorly.

We further reduced our exposure to technology, media and telecom companies during the period and have taken advantage of the difficult market environment to purchase several strong franchises at what we believe to be reasonable valuations. Examples include Kao Corporation, a Japanese household products company that we added to the portfolio after significant share price volatility provided a compelling entry point. Despite ongoing deflation and a still-weak economy in Japan, Kao has managed to maintain a strong cash flow profile. We also started a position in ASF (Autoroutes du Sud de la France), a French toll road operator. ASF benefits from a high level of cash flow generation, high returns on new road investments, and potential cost cutting.

In closing, we appreciate your patience and continued support throughout this difficult period. Most global markets continued to fall in the first half of 2002 - a fact made even more painful when you consider that it follows on the heels of nearly two years of steep stock market losses.

In light of falling stock markets and continued weakness in the global economy, we have positioned the portfolio defensively, while selectively adding to positions we believe will benefit most when the upturn finally arrives.

Thank you for your continued investment.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             92.3%                 92.0%
  Foreign                                            90.2%                 90.2%
Top 10 Equities                                      18.8%                 23.2%
Number of Stocks                                       137                   118
Cash and Cash Equivalents                             7.7%                  8.0%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

30  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                                                (20.15)%
  5 Year                                                                   3.97%
  From Inception                                                          10.85%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                 (9.49)%
  5 Year                                                                 (1.55)%
  From Inception Date of Institutional Shares                              2.38%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (20.37)%
  5 Year                                                                   3.47%
  From Portfolio Inception                                                10.85%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                (20.17)%
  5 Year                                                                   3.53%
  From Portfolio Inception                                                10.85%
--------------------------------------------------------------------------------

Returns shown for Service and Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.2%
Advertising Services - 0.8%
     1,175,904   WPP Group PLC** ............................    $     9,836,616

Aerospace and Defense - 0.5%
       291,485   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................          6,237,779

Applications Software - 1.3%
        68,437   Infosys Technologies, Ltd. .................          4,601,227
     2,568,420   Satyam Computer Services, Ltd. .............         12,103,926

                                                                      16,705,153

Audio and Video Products - 1.5%
       365,300   Sony Corp.** ...............................         19,292,717

Automotive - Cars and Light Trucks - 1.7%
        64,895   BMW A.G. ...................................          2,675,838
        97,150   Hyundai Motor Company, Ltd. ................          2,919,440
     2,356,000   Nissan Motor Company, Ltd.** ...............         16,315,237

                                                                      21,910,515

Beverages - Wine and Spirits - 1.6%
     1,588,239   Diageo PLC** ...............................         20,488,678

Brewery - 2.9%
       414,000   Asahi Breweries, Ltd.** ....................          3,464,506
       767,904   Interbrew S.A. .............................         22,046,722
     1,771,000   Kirin Brewery Company, Ltd.** ..............         12,411,888

                                                                      37,923,116

Broadcast Services and Programming - 2.2%
       760,281   Grupo Televisa S.A. (ADR)*,** ..............    $    28,419,304

Building - Heavy Construction - 0.7%
        81,823   Technip-Coflexip S.A. ......................          8,614,393

Cable Television - 0.6%
       737,447   Shaw Communications, Inc. - Class B ........          8,121,716

Cellular Telecommunications - 3.5%
     7,586,640   China Mobile, Ltd.*,** .....................         22,468,962
         7,684   NTT DoCoMo, Inc.** .........................         18,912,519
     3,190,043   Vodafone Group PLC** .......................          4,334,062

                                                                      45,715,543

Chemicals - Diversified - 0.9%
       758,399   BOC Group PLC** ............................         11,734,462

Chemicals - Specialty - 1.4%
        11,310   Givaudan S.A. ..............................          4,560,024
       216,979   Syngenta A.G. ..............................         13,042,215

                                                                      17,602,239

Commercial Banks - 2.3%
       549,213   Anglo Irish Bank Corporation PLC ...........          3,541,980
       293,360   Danske Bank A/S ............................          5,401,767
        51,187   Julius Baer Holding, Ltd. ..................         14,704,460
       101,170   Kookmin Bank ...............................          4,911,488
        27,535   Kookmin Bank (ADR) .........................          1,353,345

                                                                      29,913,040

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 1.2%
     3,949,829   Computershare, Ltd. ........................    $     4,878,138
       403,637   Tietoenator Oyj ............................          9,966,050

                                                                      14,844,188

Computers - 0.7%
    26,428,000   Legend Group, Ltd.** .......................          9,656,744

Consulting Services - 1.4%
       830,725   Accenture, Ltd. - Class A
                   - New York Shares* .......................         15,783,775
       798,734   Serco Group PLC** ..........................          2,422,877

                                                                      18,206,652

Cooperative Banks - 0.6%
       554,574   Banco Popolare di Verona e Novara Scrl .....          7,273,604

Cosmetics and Toiletries - 1.0%
       568,000   Kao Corp.** ................................         13,079,689

Diversified Financial Services - 2.0%
       346,840   Deutsche Boerse A.G.+ ......................         14,643,921
       569,029   Euronext N.V. ..............................         10,677,758

                                                                      25,321,679

Diversified Minerals - 1.0%
       383,438   Anglo American PLC** .......................          6,333,204
       256,880   Companhia Vale do Rio Doce (ADR)* ..........          7,107,870

                                                                      13,441,074

Diversified Operations - 2.2%
     2,430,215   BBA Group PLC** ............................         10,205,692
       983,289   Bombardier, Inc. - Class B .................          8,146,178
       812,151   Smiths Group PLC** .........................         10,622,420

                                                                      28,974,290

Electronic Components - Miscellaneous - 0.3%
       100,065   Koninklijke (Royal) Philips Electronics N.V.          2,793,831
        34,060   Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares ........................            940,056

                                                                       3,733,887

Electronic Components - Semiconductors - 2.5%
       921,740   ARM Holdings PLC*,** .......................          2,051,339
        35,200   Rohm Company, Ltd.** .......................          5,254,036
        29,930   Samsung Electronics Company, Ltd. ..........          8,185,611
       659,189   STMicroelectronics N.V. ....................         16,438,546
        32,168   STMicroelectronics N.V. - New York Shares ..            782,647

                                                                      32,712,179

Electronic Security Devices - 1.3%
     7,131,911   Chubb PLC** ................................         17,122,320

Engineering - Research and Development - 0.2%
        76,832   Altran Technologies S.A. ...................          2,238,495

Finance - Mortgage Loan Banker - 0.6%
       537,338   Housing Development Finance
                   Corporation, Ltd. ........................          7,162,905

Food - Catering - 0.3%
       540,409   Compass Group PLC** ........................          3,247,833

Food - Diversified - 2.8%
        84,861   Groupe Danone ..............................         11,666,470
       292,000   Kikkoman Corp.** ...........................          1,839,373
        29,360   Nestle S.A. ................................          6,846,030
       461,220   Orkla A.S.A. ...............................          8,912,131
       113,094   Unilever N.V. ..............................          7,405,343

                                                                      36,669,347

Food - Retail - 2.3%
       104,293   Carrefour S.A. .............................    $     5,644,530
       656,610   Koninklijke Ahold N.V. .....................         13,812,719
     2,396,789   Safeway PLC** ..............................         10,189,168

                                                                      29,646,417

Hotels and Motels - 2.0%
       431,655   Accor S.A. .................................         17,508,686
       302,423   Fairmont Hotels and Resorts, Inc. ..........          7,754,997

                                                                      25,263,683

Human Resources - 1.2%
     1,961,945   Capita Group PLC** .........................          9,361,178
       428,929   Vedior N.V. ................................          5,930,694

                                                                      15,291,872

Instruments - Controls - 0.3%
        97,055   Mettler-Toledo International, Inc.* ........          3,578,418

Insurance Brokers - 1.2%
       664,878   Jardine Lloyd Thompson Group** .............          6,364,697
       257,245   Willis Group Holdings, Ltd.* ...............          8,465,933

                                                                      14,830,630

Investment Management and Advisory Services - 0.8%
       221,989   Amvescap PLC** .............................          1,784,216
       170,900   MLP A.G. ...................................          5,308,292
       408,051   Schroders PLC** ............................          3,652,892

                                                                      10,745,400

Machinery - Electrical - 0.4%
        95,858   Schneider Electric S.A. ....................          5,154,877

Medical - Drugs - 5.0%
       286,058   GlaxoSmithKline PLC** ......................          6,183,103
       128,919   Sanofi-Synthelabo S.A. .....................          7,843,135
       120,033   Schering A.G. ..............................          7,509,990
         3,592   Serono S.A. - Class B ......................          2,367,874
       214,000   Takeda Chemical Industries, Ltd.** .........          9,391,599
       251,400   Teva Pharmaceutical Industries, Ltd. (ADR) .         16,788,492
       556,000   Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................         14,426,972

                                                                      64,511,165

Medical Products - 1.1%
     2,008,346   Smith & Nephew PLC** .......................         11,125,292
         5,457   Synthes-Stratec, Inc. ......................          3,336,942

                                                                      14,462,234

Metal - Aluminum - 0.4%
       122,342   Pechiney S.A. ..............................          5,588,296

Metal Processors and Fabricators - 1.8%
     1,165,652   Assa Abloy A.B. - Class B ..................         16,425,351
       265,200   SKF A.B. - Class B .........................          6,867,939

                                                                      23,293,290

Money Center Banks - 3.2%
     1,102,810   Banco Bilbao Vizcaya Argentaria S.A. .......         12,470,913
        58,060   Deutsche Bank A.G. .........................          4,032,828
       355,198   HBOS PLC** .................................          3,815,970
     1,029,445   Standard Chartered PLC** ...................         10,981,089
       188,343   UBS A.G. ...................................          9,473,154

                                                                      40,773,954

Multi-Line Insurance - 0.5%
       286,587   Aegon N.V. .................................          5,974,985

See Notes to Schedules of Investments.

32  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 0.5%
       243,437   Corus Entertainment, Inc. - Class B* .......    $     4,305,673
       439,821   Reuters Group PLC** ........................          2,320,643

                                                                       6,626,316

Oil - Field Services - 2.1%
       675,885   John Wood Group PLC*,** ....................          2,165,720
     1,395,580   Saipem S.p.A ...............................          9,978,962
       333,470   Schlumberger, Ltd. .........................         15,506,355

                                                                      27,651,037

Oil Companies - Exploration and Production - 0%
       100,000   CNOOC, Ltd.** ..............................            133,979

Oil Companies - Integrated - 8.0%
       810,588   BP PLC** ...................................          6,774,514
       812,522   EnCana Corp. ...............................         24,949,061
        36,884   EnCana Corp. - New York Shares .............          1,128,650
       445,671   Eni S.p.A ..................................          7,104,115
       964,588   Husky Energy, Inc. .........................         10,566,205
        48,975   Petroleo Brasileiro S.A. (ADR) .............            923,668
       756,172   Suncor Energy, Inc. ........................         13,225,266
       223,592   Total Fina Elf S.A. ........................         36,303,638
        19,060   Yukos (ADR) ................................          2,649,340

                                                                     103,624,457

Optical Supplies - 0.5%
        91,000   Hoya Corp.** ...............................          6,620,608

Paper and Related Products - 0.3%
       138,027   Stora Enso Oyj .............................          1,934,365
        49,283   UPM - Kymmene Oyj ..........................          1,940,111

                                                                       3,874,476

Petrochemicals - 1.7%
     4,019,578   Reliance Industries, Ltd.* .................         22,171,742

Printing - Commercial - 0.6%
       350,000   Dai Nippon Printing Company, Ltd.** ........          4,645,990
       270,000   Toppan Printing Company, Ltd.** ............          2,806,867

                                                                       7,452,857

Public Thoroughfares - 0.6%
       306,274   Autoroutes du Sud de la France S.A.*,+ .....          8,318,306

Publishing - Books - 1.3%
       990,759   Reed Elsevier N.V. .........................         13,503,277
       386,257   Reed Elsevier PLC** ........................          3,604,994

                                                                      17,108,271

Publishing - Newspapers - 1.0%
     1,314,506   Pearson PLC** ..............................         13,290,436

Publishing - Periodicals - 0.8%
       547,055   Wolters Kluwer N.V. ........................         10,384,281

Reinsurance - 1.9%
        51,875   Muenchener Rueckversicherungs
                   - Gesellschaft A.G. ......................         12,270,315
       131,532   Swiss Re ...................................         12,860,200

                                                                      25,130,515
Retail - Building Products - 0.2%
       524,865   Kingfisher PLC** ...........................          2,485,326

Retail - Consumer Electronics - 0.4%
     1,695,733   Dixons Group PLC** .........................          4,953,463

Retail - Jewelry - 0.3%
       662,100   Bulgari S.p.A ..............................    $     4,158,845

Rubber - Tires - 0.6%
       107,815   Compagnie Generale des Etablissements
                   Michelin - Class B .......................          4,368,907
       169,329   Continental A.G. ...........................          3,010,204

                                                                       7,379,111

Security Services - 1.4%
       889,669   Securitas A.B. - Class B ...................         18,296,425

Soap and Cleaning Preparations - 1.8%
     1,279,107   Reckitt Benckiser PLC** ....................         22,969,500

Telecommunication Equipment - 0.4%
       398,427   Datacraft Asia, Ltd. .......................            478,112
       293,867   Nokia Oyj ..................................          4,301,214
         9,293   Nokia Oyj (ADR) ............................            134,563

                                                                       4,913,889

Telephone - Integrated - 1.1%
       166,624   Telecom Italia S.p.A .......................          1,314,851
       368,065   Telecom Italia S.p.A. - RNC ................          1,952,050
       163,217   Telefonica S.A.* ...........................          1,370,176
       290,000   Telefonos de Mexico S.A. (ADR)** ...........          9,303,200

                                                                      13,940,277

Television - 1.4%
     4,316,000   Television Broadcasts, Ltd.** ..............         18,371,350

Tobacco - 1.5%
         2,427   Japan Tobacco, Inc.** ......................         16,280,428
       560,625   Korea Tobacco & Ginseng Corp.+ .............          3,646,025

                                                                      19,926,453

Transportation - Railroad - 0.6%
        58,243   Canadian National Railway Co. ..............          3,065,159
       100,600   Canadian National Railway Co.
                   - New York Shares ........................          5,211,080

                                                                       8,276,239
--------------------------------------------------------------------------------
Total Common Stock (cost $1,184,097,466) ....................      1,153,373,537
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 1.8%
        48,813   Porsche A.G. ...............................         23,140,291

Oil Companies - Integrated - 1.3%
     1,012,828   Petroleo Brasileiro S.A. (ADR) .............         17,623,207
--------------------------------------------------------------------------------
Total Preferred Stock (cost $38,950,126) ....................         40,763,498
--------------------------------------------------------------------------------
Repurchase Agreement - 3.0%
$   39,300,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $39,306,452
                   collateralized by $8,098,849
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $37,111,937 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $3,621,078 and $36,464,943
                   (cost $39,300,000) .......................         39,300,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Note - 4.6%
                 Citigroup, Inc.
$   60,000,000     1.85%, 7/1/02
                   (amortized cost $60,000,000) .............    $    60,000,000
--------------------------------------------------------------------------------
Time Deposit - 4.9%
                 State Street Bank and Trust Co.
    62,500,000     1.9375%, 7/1/02 (cost $62,500,000) .......         62,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,384,847,592) - 104.8% ......      1,355,937,035
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.8%)     (62,680,200)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,293,256,835
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Australia                                         0.4%           $     4,878,138
Belgium                                           1.6%                22,046,722
Bermuda                                           1.2%                15,783,775
Brazil                                            2.3%                31,892,524
Canada                                            6.4%                86,473,985
Denmark                                           0.4%                 5,401,767
Finland                                           1.3%                18,276,303
France                                            8.3%               113,249,733
Germany                                           5.4%                72,591,679
Hong Kong                                         3.7%                50,631,035
India                                             3.4%                46,039,800
Ireland                                           0.3%                 3,541,980
Israel                                            1.2%                16,788,492
Italy                                             2.3%                31,782,427
Japan                                            10.7%               144,742,429
Mexico                                            2.8%                37,722,504
Netherlands                                       5.3%                71,422,944
Norway                                            0.7%                 8,912,131
Russia                                            0.2%                 2,649,340
Singapore                                           0%                   478,112
South Korea                                       1.5%                21,015,909
Spain                                             1.0%                13,841,089
Sweden                                            3.1%                41,589,715
Switzerland                                       6.2%                84,412,092
United Kingdom                                   16.3%               220,421,704
United States++                                  14.0%               189,350,706
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,355,937,035

++ Includes Short-Term Securities (2.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02             7,500,000    $   11,355,564    $    (338,526)
Hong Kong Dollar
  2/21/03                        347,200,000        44,509,714           (7,965)
Japanese Yen 10/25/02          1,050,000,000         8,816,839         (599,296)
Japanese Yen 1/31/03           2,210,000,000        18,673,185         (606,304)
Mexican Peso 7/16/02              38,000,000         3,806,137           225,954
--------------------------------------------------------------------------------
Total                                           $   87,161,439    $  (1,326,137)

See Notes to Schedules of Investments.

34  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO                       Helen Young Hayes,
                                                             portfolio manager

                                                             Laurence Chang,
                                                             portfolio manager

Janus Aspen Worldwide Growth Portfolio Institutional Shares lost 13.03%, 13.17% for its Service Shares and 13.16% for its Service II Shares during the six-month period ended June 30, 2002. This compares to a 8.82% decline to its benchmark, the Morgan Stanley Capital International World Index.(1)

Investor concerns over the uncertain global economic environment were overshadowed by the growing crisis in confidence over corporate behavior. While the focus has clearly been on U.S. firms, many of the same issues have resonated in markets outside of the U.S., and the forced departure of several high profile executives, including CEO's at France's Vivendi and at Deutsche Telekom, indicated that many of the concerns over corporate governance are not confined to the U.S. exclusively. As a result, most major equity markets worldwide declined significantly during the period.

[PHOTO]

[PHOTO]

One notable exception to the general decline in worldwide stock prices was Japan, where the broader market held its ground. That, together with a dramatic strengthening of the yen, caused U.S. dollar-based returns on the Nikkei 225 to exceed 7% during the period. Therefore, while we participated in the Japanese market's strength through a select group of holdings, our relative underweighting in Japan and overweighting of the weaker North American and European markets was a source of relative underperformance.

Currency movements had an impact on the Portfolio, as the dollar fell sharply in the second half of the period. This decline had a positive impact on the value of our foreign holdings. However, to protect the value of our foreign investments in the strong dollar environment of the last few years, we have traditionally hedged a portion of our exposure to the Euro and Yen. Although we significantly reduced or eliminated these hedges during the year, the small residual hedges muted some of these gains. In addition, because our benchmark's performance is measured in dollars rather than local currency, these hedges also hurt our relative performance.

In addition to these macroeconomic factors, several individual stock picks worked against us. Disappointments included Tyco International. Despite its low valuation, Tyco fell sharply as psychology began to drive the stock due to concerns about its accounting and the credibility of management. We began selling our Tyco position in late April after management abruptly reversed course on its plan to reorganize into four separate business units and were largely out of the stock before the end of the period. Nonetheless, our exposure to Tyco hurt our results during the period.

Also working against us were declines in a number of our pharmaceutical holdings, including Pfizer in the U.S. and Takeda Chemical in Japan. Although looming patent expirations and regulatory foot-dragging pressured virtually the entire pharmaceutical sector during the period, we remain upbeat on the long-term potential of the drug companies we own. These are powerful franchises with established research and marketing platforms that will help them capitalize on growing demand as the global population ages and new markets are accessed. In many cases, valuations are more attractive today than they have been in several years.

On a positive note, several of our consumer staples stocks supported the Portfolio's performance. One standout was U.K.-based Diageo PLC, the world's leading distiller and distributor of premium beverages. Diageo boasts a stable of powerhouse brands that include Smirnoff vodka, Tanqueray gin and Guinness beer. Its management continues to spin off underperforming businesses such as its Burger King franchises while intensifying its focus on its core spirits business. Other strong performers were consumer products companies Reckitt Benckiser and Unilever, both of which posted solid revenue gains as well as very strong margin improvement.

We took advantage of recent market volatility to add exposure to other promising franchises with cyclical upside. These included U.S.-based Interpublic Group of Companies, Inc., one of the world's leading advertising agency groups. The company's new management has worked diligently to lower costs, improve efficiency and attract new clients. These efforts helped the company weather the recent advertising slump and position it for strong bottom-line profitability once the ad market rebounds.

To fund these and other additions, we significantly reduced or eliminated our exposure to several telecommunications holdings, including U.K.-based Vodafone PLC. This decision reflects our view that the growth opportunities in wireless communications will plateau as the market matures and competition intensifies.

Although valuations in most markets appear increasingly attractive, particularly given the low interest rate environment globally, investor concerns over the extent of an earnings rebound and the quality of these earnings continue to persist and even intensify. For that reason, we have positioned the Portfolio as defensively as possible while continuing to hold positions in some companies we believe will benefit disproportionately when the inevitable upturn finally arrives.

Thank you for your continued investment.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             90.0%                 93.1%
  Foreign                                            53.6%                 53.4%
Top 10 Equities                                      16.3%                 22.6%
Number of Stocks                                       156                   142
Cash and Cash Equivalents                            10.0%                  6.9%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2002  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (22.02)%
  5 Year                                                                   4.38%
  From Inception                                                          12.99%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                (15.22)%
  5 Year                                                                   0.52%
  From Inception Date of Institutional Shares                              6.32%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (22.21)%
  5 Year                                                                   4.03%
  From Portfolio Inception                                                12.68%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                (22.20)%
  5 Year                                                                   4.03%
  From Portfolio Inception                                                12.68%
--------------------------------------------------------------------------------

Returns shown for Service and Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.1%
Advertising Agencies - 0.5%
     1,075,760   Interpublic Group of Companies, Inc. .......    $    26,635,818

Advertising Services - 0.8%
     4,749,149   WPP Group PLC** ............................         39,727,356

Aerospace and Defense - 1.9%
       405,055   General Dynamics Corp. .....................         43,077,599
       157,840   Lockheed Martin Corp. ......................         10,969,880
        85,480   Northrop Grumman Corp. .....................         10,685,000
       690,385   Raytheon Co. ...............................         28,133,189

                                                                      92,865,668

Applications Software - 1.4%
     1,299,860   Microsoft Corp.* ...........................         71,102,342

Athletic Footwear - 0.3%
       251,770   Nike, Inc. - Class B .......................         13,507,461

Audio and Video Products - 1.5%
     1,381,700   Sony Corp.** ...............................         72,972,205

Automotive - Cars and Light Trucks - 1.7%
       456,450   BMW A.G. ...................................         18,820,960
       676,560   Hyundai Motor Company, Ltd. ................         20,331,204
     5,282,000   Nissan Motor Company, Ltd.** ...............         36,577,708
       263,400   Toyota Motor Corp.** .......................          6,988,483

                                                                      82,718,355

Beverages - Non-Alcoholic - 0.4%

       373,955   Coca-Cola Co. ..............................    $    20,941,480

Beverages - Wine and Spirits - 1.4%
     5,388,725   Diageo PLC** ...............................         69,515,892

Brewery - 0.3%
     1,604,000   Asahi Breweries, Ltd.** ....................         13,422,867

Broadcast Services and Programming - 2.5%
     1,585,771   Clear Channel Communications, Inc.* ........         50,776,387
     1,769,245   Grupo Televisa S.A. (ADR)*,** ..............         66,134,378
     1,122,440   Liberty Media Corp. - Class A* .............         10,663,180

                                                                     127,573,945

Cellular Telecommunications - 2.1%
    22,144,740   China Mobile, Ltd.*,** .....................         65,584,938
        16,284   NTT DoCoMo, Inc.** .........................         40,079,575

                                                                     105,664,513

Chemicals - Diversified - 2.3%
       435,801   Akzo Nobel N.V. ............................         18,976,687
       603,867   BASF A.G. ..................................         28,078,236
       623,331   Bayer A.G. .................................         19,761,315
     3,147,096   BOC Group PLC** ............................         48,693,996

                                                                     115,510,234

Chemicals - Specialty - 0.3%
        32,039   Givaudan S.A. ..............................         12,917,649

See Notes to Schedules of Investments.

36  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Banks - 1.4%
       372,455   Banco Popular Espanol S.A. .................    $    16,468,460
     1,180,029   Danske Bank A/S ............................         21,728,393
       395,330   Kookmin Bank ...............................         19,192,039
       102,875   Kookmin Bank (ADR) .........................          5,056,306
     1,092,725   Westpac Banking Corporation, Ltd. ..........          9,962,079

                                                                      72,407,277
Computer Services - 1.0%
       373,480   BISYS Group, Inc.* .........................         12,436,884
       959,180   Electronic Data Systems Corp. ..............         35,633,537

                                                                      48,070,421

Consulting Services - 0.5%
     1,232,625   Accenture, Ltd. - Class A
                   - New York Shares* .......................         23,419,875

Cosmetics and Toiletries - 1.9%
       312,090   Colgate-Palmolive Co. ......................         15,620,105
     1,213,705   Estee Lauder Companies, Inc. - Class A .....         42,722,416
     1,532,000   Kao Corp.** ................................         35,278,316

                                                                      93,620,837

Data Processing and Management - 2.1%
       461,410   Automatic Data Processing, Inc. ............         20,094,405
     1,495,285   First Data Corp. ...........................         55,624,602
       767,885   Fiserv, Inc.* ..............................         28,189,058

                                                                     103,908,065

Diversified Financial Services - 2.7%
     3,505,139   Citigroup, Inc. ............................        135,824,136

Diversified Minerals - 0.5%
       820,494   Anglo American PLC** .......................         13,552,010
       466,330   Companhia Vale do Rio Doce (ADR)* ..........         12,903,351

                                                                      26,455,361

Diversified Operations - 1.6%
       405,980   ARAMARK Corp. - Class B* ...................         10,149,500
     1,549,495   Cendant Corp.* .............................         24,605,981
     1,126,325   Honeywell International, Inc. ..............         39,680,430
       522,545   Tyco International, Ltd. ...................          7,059,583

                                                                      81,495,494

Electronic Components - Miscellaneous - 0.2%
       328,021   Koninklijke (Royal) Philips Electronics N.V.          9,158,398
       111,645  Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares ........................          3,081,402

                                                                      12,239,800

Electronic Components - Semiconductors - 2.6%
        69,700   Rohm Company, Ltd.** .......................         10,403,587
       172,620   Samsung Electronics Company, Ltd. ..........         47,210,163
     2,160,055   STMicroelectronics N.V. ....................         53,866,439
       766,310   STMicroelectronics N.V. - New York Shares ..         18,644,322

                                                                     130,124,511

Entertainment Software - 0.3%
       248,065   Electronic Arts, Inc.* .....................         16,384,693

Fiduciary Banks - 2.2%
     1,588,580   Bank of New York Company, Inc. .............         53,614,575
       519,595   Mellon Financial Corp. .....................         16,330,871
       482,255   Northern Trust Corp. .......................         21,248,155
       435,655   State Street Corp. .........................         19,473,779

                                                                     110,667,380

Finance - Consumer Loans - 0.7%
       214,380   Household International, Inc. ..............    $    10,654,686
       226,070   SLM Corp. ..................................         21,906,183

                                                                      32,560,869

Finance - Investment Bankers/Brokers - 0.5%
       361,080   Goldman Sachs Group, Inc. ..................         26,485,218

Finance - Mortgage Loan Banker - 1.1%
       775,515   Fannie Mae .................................         57,194,231

Food - Catering - 0.5%
     3,815,916   Compass Group PLC** ........................         22,933,477

Food - Diversified - 2.1%
       223,390   Groupe Danone ..............................         30,711,076
       142,463   Nestle S.A. ................................         33,218,870
       610,573   Unilever N.V. ..............................         39,980,038

                                                                     103,909,984

Food - Retail - 1.9%
       415,238   Carrefour S.A. .............................         22,473,449
     2,519,564   Koninklijke Ahold N.V. .....................         53,002,588
     4,655,102   Safeway PLC** ..............................         19,789,651

                                                                      95,265,688

Food - Wholesale/Distribution - 0.3%
       494,110   Sysco Corp. ................................         13,449,674

Health Care Cost Containment - 0.7%
     1,112,260   McKesson Corp. .............................         36,370,902

Human Resources - 0.2%
     2,030,760   Capita Group PLC** .........................          9,689,520

Industrial Gases - 0.1%
       106,595   Praxair, Inc. ..............................          6,072,717

Insurance Brokers - 1.3%
       587,090   Marsh & McLennan Companies, Inc. ...........         56,712,894
       326,610   Willis Group Holdings, Ltd.*,** ............         10,748,735

                                                                      67,461,629

Internet Content - Information/News - 0.2%
       269,813   Thomson Corp. ..............................          8,508,328

Life and Health Insurance - 0.9%
       449,675   CIGNA Corp. ................................         43,807,339

Machinery - Electrical - 0.6%
       580,392   Schneider Electric S.A. ....................         31,211,265

Medical - Biomedical and Genetic - 0.2%
       356,780   Genentech, Inc.* ...........................         11,952,130

Medical - Drugs - 7.7%
       996,525   Abbott Laboratories ........................         37,519,166
     2,159,913   GlaxoSmithKline PLC** ......................         46,686,212
     2,474,120   Pfizer, Inc. ...............................         86,594,200
       432,587   Sanofi-Synthelabo S.A. .....................         26,317,598
        15,510   Serono S.A. - Class B ......................         10,224,312
     1,578,000   Takeda Chemical Industries, Ltd.** .........         69,252,068
       868,275   Teva Pharmaceutical Industries, Ltd. (ADR) .         57,983,404
       203,390   Wyeth ......................................         10,413,568
     1,641,000   Yamanouchi Pharmaceutical
                   Company, Ltd.** ..........................         42,580,325

                                                                     387,570,853

Medical - HMO - 0.6%
       316,280   UnitedHealth Group, Inc. ...................         28,955,434

Medical - Wholesale Drug Distributors - 0.4%
       354,000   Cardinal Health, Inc. ......................         21,739,140

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical Instruments - 1.0%
     1,183,634   Medtronic, Inc. ............................    $    50,718,717

Medical Products - 0.5%
       243,580   Baxter International, Inc. .................         10,827,131
       280,756   Johnson & Johnson ..........................         14,672,309

                                                                      25,499,440
Metal Processors and Fabricators - 1.1%
     3,816,358   Assa Abloy A.B. - Class B ..................         53,776,788

Money Center Banks - 5.1%
     4,148,821   Banco Bilbao Vizcaya Argentaria S.A. .......         46,916,138
     1,157,581   Barclays PLC** .............................          9,742,466
     1,006,950   Credit Suisse Group ........................         31,971,500
       232,503   Deutsche Bank A.G. .........................         16,149,581
     1,823,045   HBOS PLC** .................................         19,585,373
       771,530   Royal Bank of Scotland Group PLC** .........         21,874,690
       501,483   Societe Generale ...........................         33,034,986
     2,724,015   Standard Chartered PLC** ...................         29,057,066
       935,396   UBS A.G. ...................................         47,047,939

                                                                     255,379,739

Mortgage Banks - 0.3%
     1,118,551   Abbey National PLC** .......................         13,155,008

Multi-Line Insurance - 0.6%
       882,190   Allstate Corp. .............................         32,623,386

Multimedia - 2.7%
     1,534,442   AOL Time Warner, Inc.* .....................         22,571,642
       737,935   McGraw-Hill Companies, Inc. ................         44,054,719
     1,760,738   Reuters Group PLC** ........................          9,290,243
       911,161   Viacom, Inc. - Class B* ....................         40,428,214
     1,052,875   Walt Disney Co. ............................         19,899,337

                                                                     136,244,155

Non-Hazardous Waste Disposal - 0.3%
       643,510   Waste Management, Inc. .....................         16,763,435

Oil - Field Services - 0.4%
       392,805   Schlumberger, Ltd. .........................         18,265,432

Oil Companies - Exploration and Production - 0.8%
       645,785   Anadarko Petroleum Corp. ...................         31,837,200
     5,014,000   CNOOC, Ltd.** ..............................          6,717,724

                                                                      38,554,924

Oil Companies - Integrated - 6.5%
     7,471,392   BP PLC** ...................................         62,442,391
     1,776,062   EnCana Corp. ...............................         54,535,236
        81,799   EnCana Corp. - New York Shares .............          2,503,049
     2,707,575   Eni S.p.A ..................................         43,159,470
   151,332,000   PetroChina Company, Ltd.** .................         32,207,751
       896,433   Petroleo Brasileiro S.A. (ADR) .............         16,906,726
       644,336   Total Fina Elf S.A. ........................        104,617,969
        57,775   Yukos (ADR) ................................          8,030,725

                                                                     324,403,317

Optical Supplies - 0.4%
       278,700   Hoya Corp.** ...............................         20,276,522

Paper and Related Products - 0.7%
     1,452,415   Stora Enso Oyj .............................         20,354,723
       435,606   UPM - Kymmene Oyj ..........................         17,148,385

                                                                      37,503,108

Petrochemicals - 0.5%
     4,210,211   Reliance Industries, Ltd.* .................    $    23,223,262

Printing - Commercial - 0.3%
     1,242,000   Dai Nippon Printing Company, Ltd.** ........         16,486,626

Publishing - Books - 0.6%
     1,197,860   Reed Elsevier N.V. .........................         16,325,903
     1,671,446   Reed Elsevier PLC** ........................         15,599,852

                                                                      31,925,755

Publishing - Newspapers - 0.7%
       180,155   New York Times Co. - Class A ...............          9,277,983
     2,783,886   Pearson PLC** ..............................         28,146,740

                                                                      37,424,723

Publishing - Periodicals - 0.7%
     1,884,258   Wolters Kluwer N.V. ........................         35,767,273

Reinsurance - 2.1%
       159,433   Muenchener Rueckversicherungs
                   - Gesellschaft A.G. ......................         37,711,674
       686,090   Swiss Re ...................................         67,080,667

                                                                     104,792,341

Retail - Building Products - 0.9%
     1,066,160   Home Depot, Inc. ...........................         39,160,057
     1,364,972   Kingfisher PLC** ...........................          6,463,377

                                                                      45,623,434

Retail - Consumer Electronics - 0.3%
     5,092,938   Dixons Group PLC** .........................         14,877,153

Retail - Discount - 0.4%
       484,080   Costco Wholesale Corp.* ....................         18,695,170

Retail - Diversified - 0.2%
       226,000   Ito-Yokado Company, Ltd.** .................         11,313,571

Retail - Drug Store - 0.2%
       317,030   Walgreen Co. ...............................         12,246,869

Retail - Major Department Stores - 0.2%
        77,963   Pinault-Printemps-Redoute S.A. .............          9,247,485

Retail - Restaurants - 0.2%
       364,430   McDonald's Corp. ...........................         10,368,034

Savings/Loan/Thrifts - 0.2%
       272,385   Washington Mutual, Inc. ....................         10,108,207

Security Services - 1.2%
     2,886,968   Securitas A.B. - Class B ...................         59,371,737

Soap and Cleaning Preparations - 0.4%
     1,107,350   Reckitt Benckiser PLC** ....................         19,885,182

Telecommunication Equipment - 0.2%
       739,091   Nokia Oyj ..................................         10,817,781

Telephone - Integrated - 1.7%
     5,047,427   BT Group PLC** .............................         19,322,322
     1,891,547   Telecom Italia S.p.A .......................         14,926,431
     3,383,549   Telecom Italia S.p.A. - RNC ................         17,944,809
     1,050,075   Telefonos de Mexico S.A. (ADR)** ...........         33,686,406

                                                                      85,879,968

Tobacco - 1.5%
         1,146   Japan Tobacco, Inc.** ......................          7,687,421
     1,558,145   Philip Morris Companies, Inc. ..............         68,059,774

                                                                      75,747,195

See Notes to Schedules of Investments.

38  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Services - 0.3%
       280,410   United Parcel Service, Inc. - Class B ......    $    17,315,318

Travel Services - 0.5%
     1,123,045   USA Interactive* ...........................         26,335,405
--------------------------------------------------------------------------------
Total Common Stock (cost $4,430,165,970) ....................      4,425,448,493
--------------------------------------------------------------------------------
Preferred Stock - 1.9%
Automotive - Cars and Light Trucks - 0.8%
        81,662   Porsche A.G. ...............................         38,712,688

Oil Companies - Integrated - 1.1%
     3,248,602   Petroleo Brasileiro S.A. (ADR) .............         56,525,675
--------------------------------------------------------------------------------
Total Preferred Stock (cost $101,685,554) ...................         95,238,363
--------------------------------------------------------------------------------
Repurchase Agreements - 3.4%
$   71,200,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $71,211,689
                   collateralized by $14,672,724
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $67,235,875 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $6,560,325 and $66,063,714 .....         71,200,000
   100,000,000   Deutsche Banc Alex. Brown, Inc., 1.96%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $100,016,333
                   collateralized by $53,443,882 in Asset
                   Backed Securities 0%-8.29%,
                   4/15/03-4/25/32 Aaa; $13,954,352 in
                   Certificates of Deposit, 1.89%,
                   12/27/02, P-1 $701,118,084 in
                   Collateralized Mortgage Obligations,
                   0.427%-7.6752% 6/7/09-9/15/41, Aaa;
                   $13,625,575 in Commercial Paper,
                   1.77%-5.00% 7/8/02-3/1/07, P-1;
                   $7,941,812 in Corporate Bonds,
                   1.965%-8.875% 8/23/02-3/15/32, Aaa;
                   $1,787,718 in U.S. Government
                   Obligations 5.75%-6.25%, 1/15/12-3/5/12
                   Aaa-Aa2; with respective values of
                   $37,073,549, $13,954,352, $26,998,316
                   $13,609,723, $8,492,358 and $1,871,702....        100,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $171,200,000) .............        171,200,000
--------------------------------------------------------------------------------
Time Deposit - 2.3%
                 State Street Bank and Trust Co.
   117,500,000     1.9375%, 7/1/02 (cost $117,500,000) ......        117,500,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.5%
                 Federal Farm Credit Bank
$   50,000,000     1.76%, 11/20/02 ..........................    $    49,687,500
                 Federal Home Loan Bank System:
    25,000,000     1.71%, 7/8/02 ............................         24,991,688
    25,000,000     1.63%, 7/11/02 ...........................         24,988,681
    25,000,000     1.70%, 8/2/02 ............................         24,962,222
    50,000,000     1.71%, 9/3/02 ............................         49,875,000
    30,000,000     1.80%, 10/15/02 ..........................         29,850,000
    45,000,000     1.77%, 10/30/02 ..........................         44,718,750
                 Freddie Mac
    25,000,000     1.75%, 7/18/02 ...........................         24,979,340
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $273,996,107) ..........        274,053,181
--------------------------------------------------------------------------------
Total Investments (total cost $5,094,547,631) - 101.2% ......      5,083,440,037
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2%)     (62,553,061)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 5,020,886,976
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Australia                                         0.2%           $     9,962,079
Bermuda                                           0.6%                30,479,458
Brazil                                            1.7%                86,335,752
Canada                                            1.3%                65,546,613
Denmark                                           0.4%                21,728,393
Finland                                           1.0%                48,320,889
France                                            5.1%               257,613,828
Germany                                           3.1%               159,234,454
Hong Kong                                         2.1%               104,510,413
India                                             0.5%                23,223,262
Israel                                            1.1%                57,983,404
Italy                                             1.5%                76,030,710
Japan                                             7.5%               383,319,274
Mexico                                            2.0%                99,820,784
Netherlands                                       3.5%               176,292,289
Russia                                            0.2%                 8,030,725
South Korea                                       1.8%                91,789,712
Spain                                             1.2%                63,384,598
Sweden                                            2.2%               113,148,525
Switzerland                                       5.4%               274,971,698
United Kingdom                                   10.6%               540,029,977
United States++                                  47.0%             2,391,683,200
--------------------------------------------------------------------------------
Total                                           100.0%           $ 5,083,440,037

++ Includes Short-Term Securities (36.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02            18,500,000    $   28,010,393    $    (871,751)
Hong Kong Dollar
  2/21/03                        694,300,000        89,006,608          (21,270)
Japanese Yen 10/10/02            525,000,000         4,404,551         (294,641)
Japanese Yen 10/25/02          5,640,000,000        47,359,019       (3,187,957)
Japanese Yen 1/31/03           2,700,000,000        22,813,394         (740,299)
Mexican Peso 7/16/02             137,600,000        13,782,222           727,256
--------------------------------------------------------------------------------
Total                                           $  205,376,187    $  (4,388,662)

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO                     Thomas Malley,
                                                               portfolio manager

For the six-month period ended June 30, 2002, Janus Aspen Global Life Sciences Portfolio declined 18.92% for its Institutional Shares and 18.97% for its Service Shares. This compares to a loss of 13.15% for the S&P 500 Index, the Portfolio's benchmark.(1)

Equity markets struggled during the period despite positive news on the economy. While consumer spending showed resilience and production continued to rebound, profits remained under pressure and a number of companies missed their earnings targets. Concerns over corporate performance were aggravated by the widening accounting scandal, with telecommunications giant WorldCom revealing that it misstated revenues by nearly $4 billion. Adding to the climate of uncertainty were warnings of potential terrorist attacks, ongoing unrest in the Middle East and heightened tensions between India and Pakistan.

[PHOTO]

Against this backdrop, investors shunned growth-oriented shares as they sought stability in Treasury bonds and more defensive areas of the stock market. Within the healthcare industry, this rotation favored health services providers recognized for their earnings stability. Biotechnology and pharmaceutical shares did not fair as well, however. Drug makers, in particular, were hindered by worries that increased competition and a slowdown in product development might curtail long-term earnings potential. Concerns over generic competition have heated up recently as patents on some blockbuster drugs near expiration. In fact, U.S. courts are overturning some patents ahead of schedule. This has opened the door even wider for lower-cost generic producers.

The loss of patent protection is especially worrisome because companies are finding it more difficult to launch new products. With its top post vacant for more than a year, the U.S. Food and Drug Administration has adopted a more risk-averse approach - withholding approval of a number of highly anticipated treatments and tightening scrutiny of drug manufacturing, which has caused production delays and hurt some companies' near-term profitability. While we avoided the period's high-profile earnings disappointments, industry woes cast a shadow over a number of our holdings, hindering the Portfolio's performance.

Detracting from our results were declines in a number of our pharmaceutical positions, notably Sanofi-Synthelabo, King Pharmaceuticals and Wyeth. Sanofi lost ground on concerns that its drug Plavix, used to prevent blood clots, will face a generic threat sooner than expected. Fast-growing King Pharmaceuticals was hurt by a prospective generic threat to two of its products, hypertension treatment Altace and thyroid medication Levoxyl. Nonetheless, sales of Altace and Levoxyl remain strong, and have yet to face any specific generic challenge. Meanwhile, Wyeth, formerly known as American Home Products, announced that manufacturing delays might dampen its near-term earnings outlook. While we remain positive on the firm's growth prospects, we will continue to monitor its progress in this challenging environment.

Another disappointment during the period was CYTYC Corp., a leading manufacturer of Pap smear tests for cervical cancer. CYTYC's shares plunged after management reduced profit estimates to reflect an inventory overhang. Additionally, U.S. regulators blocked the company's planned merger with Digene Corp., a partnership CYTYC needed to hold its position against generic challengers. Given these developments, we liquidated our position in the stock.

Offsetting these declines was strong performance by a number of our other holdings, including generic drug makers benefiting from an improved market outlook. Teva Pharmaceutical received a boost when a U.S. court overthrew the patents protecting GlaxoSmithKline's antibiotic Augmentin from generic competition. Teva's rival formulation awaits FDA approval.

Our results also benefited from our sizable weighting in healthcare services stocks. Hospital management companies such as Tenet Healthcare and HCA, Inc. continue to grow their revenues as they capitalize on increased demand for higher margin orthopedic and cardiac procedures by aging baby boomers.

As we look ahead to the second half of the year, we will redouble our focus on leading healthcare services companies and the more promising manufacturers of pharmaceuticals and medical devices. At the same time, we will maintain conservative exposure to the more volatile areas of the market, including biotechnology. This strategy reflects our concerns over near-term economic and earnings uncertainty.

Nonetheless, our view on the long-term opportunities in the life sciences arena has not changed. As an aging population demands more treatments, and science provides more breakthroughs to meet this need, we believe the healthcare market will offer expanding growth opportunities. Consequently, once we see signs that investors are again taking the long view, we will look for opportunities to rebuild our biotechnology and pharmaceutical positions, taking advantage of market volatility. Our focus will remain on well-managed, financially sound companies that have proven their ability to successfully develop and market products, grow their cash flow and create value for shareholders.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             97.3%                 95.7%
  Foreign                                            20.8%                 22.6%
Top 10 Equities                                      41.9%                 33.4%
Number of Stocks                                        44                    56
Cash and Cash Equivalents                             2.7%                  4.3%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

40  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (19.54)%
  From Inception                                                        (17.08)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  From Portfolio Inception                                              (13.44)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (19.80)%
  From Inception                                                        (17.30)%
--------------------------------------------------------------------------------

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.3%
Chemicals - Specialty - 1.0%
        26,970   Symyx Technologies, Inc.* ..................    $       375,422

Health Care Cost Containment - 2.1%
        23,620   McKesson Corp. .............................            772,374

Medical - Biomedical and Genetic - 1.2%
        12,980   IDEC Pharmaceuticals Corp.* ................            460,141

Medical - Drugs - 36.6%
        11,155   Abbott Laboratories ........................            419,986
        10,674   Altana A.G.** ..............................            537,637
         5,115   Cephalon, Inc.* ............................            231,198
        35,000   Daiichi Pharmaceutical Company, Ltd.** .....            639,517
        17,845   Forest Laboratories, Inc.* .................          1,263,426
        41,655   King Pharmaceuticals, Inc.* ................            926,824
        19,285   OSI Pharmaceuticals, Inc.* .................            463,226
        13,395   Pfizer, Inc. ...............................            468,825
        20,230   Pharmacia Corp. ............................            757,613
        33,955   Priority Healthcare Corp. - Class B* .......            797,942
        10,089   Sanofi-Synthelabo S.A.** ...................            613,792
        24,665   Schering-Plough Corp. ......................            606,759
        36,370   Sepracor, Inc.* ............................            347,333
           624   Serono S.A. - Class B** ....................            411,346
        23,885   Shire Pharmaceuticals Group PLC (ADR)*,** ..            616,472
       493,663   SkyePharma PLC*,** .........................            487,244
        30,435   Teva Pharmaceutical Industries, Ltd. (ADR) .          2,032,449
        25,120   Wyeth ......................................          1,286,144
        34,200   Yamanouchi Pharmaceutical Company, Ltd.** ..            887,414

                                                                      13,795,147

Medical - Generic Drugs - 2.7%
        37,225   Pharmaceutical Resources, Inc.* ............    $     1,034,111

Medical - HMO - 15.1%
        12,660   Anthem, Inc.* ..............................            854,297
        41,390   Oxford Health Plans, Inc.* .................          1,922,979
        15,730   UnitedHealth Group, Inc. ...................          1,440,082
        18,700   Wellpoint Health Networks, Inc.* ...........          1,455,047

                                                                       5,672,405

Medical - Hospitals - 11.7%
        29,135   HCA, Inc. ..................................          1,383,912
        57,410   Health Management Associates, Inc.
                   - Class A* ...............................          1,156,811
        26,045   Tenet Healthcare Corp.* ....................          1,863,520

                                                                       4,404,243

Medical - Wholesale Drug Distributors - 1.8%
         9,055   AmerisourceBergen Corp. ....................            688,180

Medical Instruments - 5.5%
        21,505   Guidant Corp.* .............................            650,096
        19,615   Medtronic, Inc. ............................            840,503
         7,705   St. Jude Medical, Inc.* ....................            569,014

                                                                       2,059,613

Medical Labs and Testing Services - 6.6%
        42,830   Laboratory Corporation of
                   America Holdings* ........................          1,955,189
         6,235   Quest Diagnostics, Inc.* ...................            536,522

                                                                       2,491,711

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical Products - 8.1%
        12,575   Baxter International, Inc. .................    $       558,959
        13,845   Becton, Dickinson and Co. ..................            476,960
        30,867   Biomet, Inc. ...............................            837,113
        10,970   Cerus Corp.* ...............................            371,664
       145,600   Smith & Nephew PLC** .......................            806,556

                                                                       3,051,252

Optical Supplies - 2.1%
        22,850   Alcon, Inc.*,** ............................            782,613

Physical Therapy and Rehabilitation Centers - 1.2%
        34,020   HEALTHSOUTH Corp.* .........................            435,116

Retail - Drug Store - 1.6%
        16,050   Walgreen Co. ...............................            620,012
--------------------------------------------------------------------------------
Total Common Stock (cost $36,687,734) .......................         36,642,340
--------------------------------------------------------------------------------
Repurchase Agreement - 3.2%
$    1,200,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $1,200,197
                   collateralized by $247,293
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $1,133,189 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $110,567 and $1,113,433
                   (cost $1,200,000) ........................          1,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $37,887,734) - 100.5% .........         37,842,340
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5%)        (190,350)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    37,651,990
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
France                                            1.6%           $       613,792
Germany                                           1.4%                   537,637
Israel                                            5.4%                 2,032,449
Japan                                             4.0%                 1,526,931
Switzerland                                       3.2%                 1,193,959
United Kingdom                                    5.1%                 1,910,272
United States++                                  79.3%                30,027,300
--------------------------------------------------------------------------------
Total                                           100.0%           $    37,842,340

++ Includes Short-Term Securities (76.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/25/02               280,000    $      423,519    $     (22,532)
British Pound 11/7/02                 70,000           105,789           (5,297)
Euro 11/7/02                         370,000           363,188          (31,483)
Euro 1/31/03                          80,000            78,261           (2,437)
Japanese Yen 11/7/02              46,000,000           386,556          (24,778)
Japanese Yen 1/31/03              35,000,000           295,729           (9,571)
Swiss Franc 10/25/02                 215,000           144,814          (14,059)
--------------------------------------------------------------------------------
Total                                           $    1,797,856    $    (110,157)

See Notes to Schedules of Investments.

42  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO               Mike Lu, portfolio manager

For the six-month period ended June 30, 2002, Janus Aspen Global Technology Portfolio declined 29.49% for its Institutional Shares, 29.66% for its Services Shares and 29.54% for its Service II Shares. This compares to a loss of 13.15% for the S&P 500 Index, the Portfolio's benchmark.(1)

Economic news in the U.S. and abroad was mixed during the period. Predominantly dismal corporate earnings reports contrasted with a surprise 5.6% jump in first-quarter GDP and renewed activity in manufacturing and industrial segments. Though federal funds rates are still at a 40-year low of 1.75%, business managements have not gained enough confidence to ease out of their current cost containment modes and resume corporate investment.

[PHOTO]

Market volatility also increased dramatically, particularly in the United States as investors grew increasingly wary of corporate governance and accounting practices. While this affected nearly every segment of the marketplace, the technology sector suffered a sizeable loss.

Among our detractors was NVIDIA. The graphics chip maker's stock suffered along with the rest of the semiconductor industry and on news that the SEC was investigating some of its accounting practices. As a result of the inquiry, NVIDIA said it would restate its results for the past three years and in fact noted that net income for that period should increase by more than $1 million. Also troubling investors was the firm's perceived dependence on its partnership with Microsoft's Xbox. While the Xbox contract is certainly a testament of NVIDIA's technical prowess, what's more important is its continued ability to gain share in its core PC market segments. To that end, it has won some highly sought after contracts, including those with Hewlett-Packard, and Toshiba. Additionally, through our checks with various parts of NVIDIA's supply chain, we've learned that fundamental demand levels remained strong for the company's chipsets in spite of a weak near-term outlook in the overall PC market. Thus, we continue to be optimistic about the company's growth prospects in the years ahead.

Microsoft also had some strong headwinds working against it, including softer-than-expected sales of its gaming console Xbox and lowered expectations for the PC market. To help boost sales and remain competitive in the roughly $30 billion global game market, Microsoft cut prices of its gaming console Xbox. Since then, sales have picked up, some by as much as 40% in parts of Europe. Meanwhile, Microsoft's subscription-based revenue stream continues to benefit from improving mix shifts as higher-priced Windows XP Professional becomes a more significant portion of the overall sales. The increasingly subscription-based revenue stream is one reason why Microsoft's financial performance is becoming more de-coupled with overall PC market growth. While our numerous demand-driven checks into the enterprise IT space indicated an overall lackluster spending pattern for 2002, the portion dedicated to Microsoft appears to be stable.

On the positive side, Samsung SDI, the screen display division of Samsung, gained substantial ground during the period. The Korean-based manufacturer of display screens - both large cathode ray tubes and super-twist LCD screens - have benefited from global demand growth in TVs, PC monitors and mobile devices. Samsung SDI is leading the innovation curve in low-cost, low-power, high-density color LCD screens for data-centric mobile phones and PDAs. We remain impressed with the company's focus, its ability to execute and its continued innovation.

Our decision-making process continues to be underpinned by the demand-driven research that we conduct with the ultimate end users of technology products and services - the IT decision makers in a variety of enterprises and service providers. Based on such feedback, our outlook remains one of cautious optimism. The overall corporate IT spending intentions remain relatively flat in 2002 as corporations from all segments of the economy continue their focus on cost rationalization and containment. Thus, we maintain our emphasis on companies with stable revenue streams as well as those with secular drivers of demand that enable near- to medium-term earnings visibility.

The technology sector continues to face a difficult demand environment in the short term. However, technological innovations remain the engine that we believe will drive worldwide economic growth in the long term. We will intensify our search for the best-positioned, most innovative companies providing products and services that will best address existing and emerging demands.

Thank you for your continued investment in Janus Aspen Global Technology Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             88.9%                 80.3%
  Foreign                                            28.2%                 24.2%
Top 10 Equities                                      32.9%                 31.2%
Number of Stocks                                        78                    72
Cash, Cash Equivalents
  and Fixed Income Securities                        11.1%                 19.7%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2002  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (40.30)%
  From Inception                                                        (39.44)%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                (17.98)%
  From Portfolio Inception                                              (13.44)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (40.46)%
  From Inception                                                        (39.63)%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                (40.36)%
  From Inception                                                        (39.63)%
--------------------------------------------------------------------------------

Returns shown for Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.5%
Aerospace and Defense - 1.3%
       115,455   Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................    $     2,470,737

Applications Software - 10.9%
        15,211   Infosys Technologies, Ltd.* ................          1,022,682
       172,350   Intuit, Inc.* ..............................          8,569,242
        18,085   Mercury Interactive Corp.* .................            415,232
       193,285   Microsoft Corp.* ...........................         10,572,689
         8,780   Red Hat, Inc.* .............................             51,539

                                                                      20,631,384

Automotive - Cars and Light Trucks - 2.5%
        31,900   Hyundai Motor Company, Ltd.** ..............            958,622
       548,000   Nissan Motor Company, Ltd.** ...............          3,794,885

                                                                       4,753,507

Cellular Telecommunications - 1.7%
       155,340   China Mobile, Ltd. (ADR)*,** ...............          2,271,071
           362   NTT DoCoMo, Inc.** .........................            890,985

                                                                       3,162,056

Computer Aided Design - 0.8%
       120,310   Autodesk, Inc. .............................          1,594,108

Computer Services - 1.9%
        44,025   Electronic Data Systems Corp. ..............          1,635,529
       111,514   Logica PLC** ...............................            344,525
       458,294   Misys PLC** ................................          1,690,580

                                                                       3,670,634

Computers - 4.0%
       503,000   Compal Electronics, Inc. ...................    $       483,293
       158,550   Dell Computer Corp.* .......................          4,144,497
        24,100   IBM Corp. ..................................          1,735,200
       278,000   Legend Group, Ltd.** .......................            101,581
       174,000   Quanta Computer, Inc. ......................            489,570
       126,310   Sun Microsystems, Inc.* ....................            632,813

                                                                       7,586,954

Computers - Integrated Systems - 0.7%
        79,325   Brocade Communications Systems, Inc.* ......          1,386,601

Computers - Memory Devices - 1.8%
       168,222   VERITAS Software Corp.* ....................          3,329,113

Computers - Peripheral Equipment - 1.7%
       762,000   Hon Hai Precision Industry Company, Ltd. ...          3,113,332

Consulting Services - 1.5%
       150,580   Accenture, Ltd. - Class A
                   - New York Shares* .......................          2,861,020

Data Processing and Management - 0.7%
         8,800   Automatic Data Processing, Inc. ............            383,240
        23,275   First Data Corp. ...........................            865,830

                                                                       1,249,070

Distribution and Wholesale - 2.6%
       149,570   Ingram Micro, Inc. - Class A* ..............          2,056,588
        75,055   Tech Data Corp.* ...........................          2,840,832

                                                                       4,897,420

See Notes to Schedules of Investments.

44  Janus Aspen Series  June 30, 2002

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--------------------------------------------------------------------------------
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
E-Commerce/Products - 1.9%
       218,820   Amazon.com, Inc.* ..........................    $     3,555,825

E-Commerce/Services - 1.8%
        54,040   eBay, Inc.* ................................          3,329,945

Electronic Components - Miscellaneous - 2.3%
        69,225   Celestica, Inc. - New York Shares* .........          1,572,100
        35,260   Samsung SDI Company, Ltd.** ................          2,731,786

                                                                       4,303,886

Electronic Components - Semiconductors - 11.9%
     1,483,004   ARM Holdings PLC*,** .......................          3,300,436
        66,540   Broadcom Corp. - Class A* ..................          1,167,112
        43,410   Intel Corp. ................................            793,101
       141,870   LSI Logic Corp.* ...........................          1,241,363
       280,130   Microtune, Inc.* ...........................          2,495,958
       140,190   NVIDIA Corp.* ..............................          2,408,464
        10,250   Samsung Electronics Company, Ltd.** ........          2,803,291
        55,571   STMicroelectronics N.V. ....................          1,385,804
        93,533   STMicroelectronics N.V. - New York Shares ..          2,275,658
       109,030   Texas Instruments, Inc. ....................          2,584,011
        85,905   Xilinx, Inc.* ..............................          1,926,849

                                                                      22,382,047

Electronic Design Automation - 4.9%
       304,440   Cadence Design Systems, Inc.* ..............          4,907,573
        79,580   Synopsys, Inc.* ............................          4,361,780

                                                                       9,269,353

Enterprise Software and Services - 1.9%
        99,030   Micromuse, Inc.* ...........................            440,683
       102,905   PeopleSoft, Inc.* ..........................          1,531,226
        66,945   SAP A.G. (ADR)* ............................          1,626,094

                                                                       3,598,003

Entertainment Software - 4.7%
       134,070   Electronic Arts, Inc.* .....................          8,855,324

Human Resources - 0.3%
        26,375   Hewitt Associates, Inc. - Class A* .........            614,538

Internet Brokers - 0.4%
       146,500   E*TRADE Group, Inc.* .......................            799,890

Investment Companies - 1.2%
        85,500   Nasdaq-100 Index Tracking Stock* ...........          2,230,695

Life and Health Insurance - 0.9%
        54,720   AFLAC, Inc. ................................          1,751,040

Medical Information Systems - 0.1%
        18,975   Eclipsys Corp.* ............................            124,457

Miscellaneous Manufacturing - 0.3%
        55,115   Applied Films Corp.* .......................            615,083

Multimedia - 0.9%
        39,910   AOL Time Warner, Inc.* .....................            587,076
        59,170   Walt Disney Co. ............................          1,118,313

                                                                       1,705,389

Networking Products - 0.6%
        81,960   Cisco Systems, Inc.* .......................          1,143,342

Retail - Computer Equipment - 0.9%
        57,940   Electronics Boutique Holdings Corp.* .......          1,697,642

Retail - Consumer Electronics - 0.7%
        35,960   Best Buy Company, Inc.* ....................          1,305,348

Satellite Telecommunications - 0.3%
        32,485   EchoStar Communications Corp.* .............    $       602,922

Semiconductor Components/Integrated Circuits - 6.5%
        42,580   Emulex Corp.* ..............................            958,476
       125,175   Integrated Device Technology, Inc.* ........          2,270,674
        78,225   Marvell Technology Group, Ltd.* ............          1,555,895
        55,170   Maxim Integrated Products, Inc.* ...........          2,114,666
     2,136,200   Taiwan Semiconductor Manufacturing
                   Company, Ltd.* ...........................          4,347,991
       794,000   United Microelectronics Corp.* .............            953,021

                                                                      12,200,723

Semiconductor Equipment - 3.6%
       126,300   Applied Materials, Inc.* ...................          2,402,226
       146,370   ASM Lithography Holding N.V.
                   - New York Shares* .......................          2,213,114
        90,785   Teradyne, Inc.* ............................          2,133,447

                                                                       6,748,787

Telecommunication Equipment - 5.8%
       221,701   Nokia Oyj ..................................          3,244,949
       317,845   Nokia Oyj (ADR) ............................          4,602,396
       150,145   UTStarcom, Inc.* ...........................          3,028,425

                                                                      10,875,770

Telephone - Integrated - 0%
            97   Telefonica S.A.* ...........................                814

Toys - 2.5%
       220,680   Mattel, Inc. ...............................          4,651,934

Wireless Equipment - 1.0%
        67,925   QUALCOMM, Inc.* ............................          1,867,258
--------------------------------------------------------------------------------
Total Common Stock (cost $234,670,682) ......................        164,935,951
--------------------------------------------------------------------------------
Corporate Bonds - 1.6%
Applications Software - 0.4%
$      900,000   Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07+ ...........            720,000

Electronic Components - Semiconductors - 1.1%
       650,000   International Rectifier Corp., 4.25%
                   convertible subordinated notes
                   due 7/15/07 ..............................            540,313
     1,955,000   NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 .............................          1,603,100
                                                                       2,143,413
Networking Products - 0.1%
     1,000,000   Candescent Technologies Corp., 8.00%
                   convertible senior subordinated debentures
                   due 5/1/03+,(omega),(delta) ..............             85,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,807,418) .....................          2,948,413
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Computer Services - 1.1%
        57,230   Electronic Data Systems Corp.
                   convertible, 7.625% ......................          2,128,956

Wireless Equipment - 0.3%
        31,515   Crown Castle International Corp.
                   convertible, 6.25% .......................            563,331
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,437,250) .....................          2,692,287
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 9.7%
$   18,300,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $18,303,004
                   collateralized by $3,771,220
                   in Collateralized Mortgage Obligations
                   2.29%-6.50847%, 6/10/13-12/25/40
                   Aaa, $17,281,131 in U.S. Government
                   Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective
                   values of $1,686,151 and $16,979,859
                   (cost $18,300,000) .......................    $    18,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $262,215,350) - 100.2% ........        188,876,651
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)        (346,618)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   188,530,033
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           2.3%           $     4,416,915
Brazil                                            1.3%                 2,470,737
Canada                                            0.8%                 1,572,100
Finland                                           4.2%                 7,847,345
Germany                                           0.9%                 1,626,094
Hong Kong                                         1.3%                 2,372,652
India                                             0.5%                 1,022,682
Japan                                             2.5%                 4,685,870
Netherlands                                       1.2%                 2,213,114
South Korea                                       3.4%                 6,493,699
Spain                                               0%                       814
Switzerland                                       1.9%                 3,661,462
Taiwan                                            5.0%                 9,387,207
United Kingdom                                    2.8%                 5,335,541
United States++                                  71.9%               135,770,419
--------------------------------------------------------------------------------
Total                                           100.0%           $   188,876,651

++ Includes Short-Term Securities (62.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02               600,000    $      908,445    $     (39,465)
British Pound 10/25/02               200,000           302,514          (16,094)
Hong Kong Dollar 11/7/02          13,800,000         1,769,266             (466)
Hong Kong Dollar 2/21/03           2,000,000           256,392             (137)
Japanese Yen 10/25/02             40,000,000           335,880          (24,717)
Japanese Yen 11/7/02              20,000,000           168,068          (10,773)
South Korean Won
  7/16/02                        400,000,000           332,341          (34,507)
--------------------------------------------------------------------------------
Total                                           $    4,072,906    $    (126,159)

See Notes to Schedules of Investments.

46  Janus Aspen Series  June 30, 2002

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--------------------------------------------------------------------------------
JANUS ASPEN GLOBAL VALUE PORTFOLIO                  Jason Yee, portfolio manager

Janus Aspen Global Value Portfolio - Service Shares returned 3.35% for the six-month period ended June 30, 2002, outperforming the 8.82% decline of its benchmark, the Morgan Stanley Capital International World Index.(1) This performance earned the Portfolio a top-decile ranking for the one-year period ended June 30, 2002, placing it 1st out of 65 variable annuity global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

While early 2002 saw the markets eagerly anticipating and discounting a future economic upturn, these hopes were quickly dashed by a growing crisis of confidence in corporate governance and management credibility. What may have been initially dismissed as an isolated incident instead turned out to be an epidemic of egregious corporate misconduct. And one can only suspect that there is more to come. What is already apparent, however, is the resulting damage to the fragile financial markets, as evidenced by significant declines in equity prices and a plummeting U.S. dollar. Equities around the world have continued to decline in sympathy with the scandal-ridden U.S. markets. Japan surrendered most of its first-quarter gains, major European indices had dismal performances across the board, and many emerging markets retreated after a good start to the year. All of this understatedly proclaims the obvious fact that we are currently in a less-than-ebullient environment for global equity markets.

While the prognosis for the broader market indices may be somewhat troublesome, the sharp volatility in today's financial markets does create some good opportunities on a stock-by-stock basis. And because the Portfolio is comprised of 40 to 50 holdings and has relatively low turnover, the consequent advantage is that it really requires only a few of these investment opportunities per year for the Portfolio to benefit. For example, our investment in Smiths Group PLC, the U.K. industrial conglomerate, has since gained from a reversal of undue concern over its cyclical nature and questions over its acquisition discipline. Meanwhile, our position in Pioneer Natural Resources, the U.S. independent oil and gas producer, was purchased when natural gas prices were near their recent lows. In both of these cases, particular market, industry, or company-specific issues caused these businesses to trade significantly below our appraisal of their intrinsic value.

But certainly not all of our investments move so quickly toward intrinsic value, including Allied Waste. The U.S. solid waste management company is a recent addition to the Portfolio and has been punished severely for its high levels of debt, despite a greater than 10% free cash flow yield and more than adequate interest coverage. Meanwhile, Orbotech, the global leader in automated inspection equipment for printed circuit boards, has suffered from the overall weak capital spending trends and overcapacity in its customers' production facilities. Over the longer term, we continue to believe that these businesses are substantially undervalued and have consequently added to the positions.

Despite the challenging valuations of the market as a whole, we believe that individual investments can perform well as this gap between stock price and intrinsic value closes over time. These are exactly the types of special situations we look for, and we are finding plenty of them around the world. At the present time, we are closely considering potential opportunities in the media and pharmaceutical industries. Both of these sectors are characterized by high returns and free cash flow, and are in areas in which stock prices have been under significant pressure.

Finding these new investment opportunities is certainly an important aspect to managing the Portfolio. But I would like to stress that contrary to popular belief, it is rarely the lack of new ideas or the missed opportunities that cause underperformance in a portfolio. I often somewhat facetiously claim that every night while I am asleep, somewhere in the world I am missing hundreds of stocks that are going up. This is simply a fact of life in today's global marketplace. But the Portfolio's performance is never penalized for the investments we do NOT make. Rather, we are only penalized for the investment mistakes that result in permanent capital loss. These mistakes are the real enemy of satisfactory returns. Put another way, the most important factor in driving returns over the long term is properly assessing the value of the holdings in the Portfolio and understanding the consequent risk/reward characteristics. This is why we are so selective in our investments and try to leave an adequate margin of safety to protect from the unpredictable events that invariably arise in the future. We firmly believe that purchasing businesses at significant discounts to their intrinsic value is the best way to mitigate downside risk and maximize upside potential.

Thank you for your continued support of Janus Aspen Global Value Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Equities                                             76.4%                 95.8%
  Foreign                                            50.4%                 59.5%
Top 10 Equities                                      32.1%                 39.9%
Number of Stocks                                        37                    38
Cash and Cash Equivalents                            23.6%                  4.2%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2002  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Period Ended June 30, 2002
--------------------------------------------------------------------------------
Service Shares (Inception Date 5/1/01)
  1 Year                                                                   9.47%
  From Inception                                                           7.24%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                (15.22)%
  From Portfolio Inception                                              (16.48)%
--------------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return for each class would have been lower.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 76.4%
Advertising Agencies - 4.3%
         2,600   Asatsu-Dk, Inc.** ..........................    $        56,618
         4,245   Interpublic Group of Companies, Inc. .......            105,106

                                                                         161,724

Advertising Services - 1.6%
         7,473   WPP Group PLC** ............................             62,513

Aerospace and Defense - 2.0%
           219   Dassault Aviation S.A.** ...................             75,701

Automotive - Cars and Light Trucks - 1.5%
         8,000   Nissan Motor Company, Ltd.** ...............             55,400

Casino Hotels - 1.5%
         5,665   Park Place Entertainment Corp.* ............             58,066

Chemicals - Diversified - 4.7%
         1,870   Akzo Nobel N.V.** ..........................             81,428
         3,122   Bayer A.G.** ...............................             98,976

                                                                         180,404

Chemicals - Specialty - 2.5%
         1,607   Syngenta A.G. ..............................             96,594

Diversified Operations - 5.8%
        27,425   BBA Group PLC** ............................            115,171
         8,031   Smiths Group PLC** .........................            105,040

                                                                         220,211

Electronic Components - 3.8%
         3,372   Koninklijke (Royal) Philips Electronics N.V.**  $        94,147
           180   Samsung Electronics Company, Ltd. ..........             49,229

                                                                         143,376

Electronic Design Automation - 2.4%
         5,615   Cadence Design Systems, Inc.* ..............             90,514

Electronic Measuring Instruments - 2.7%
         4,525   Orbotech, Ltd.* ............................            102,717

Financial Guarantee Insurance - 1.2%
           650   MGIC Investment Corp. ......................             44,070

Home Decoration Products - 2.2%
         2,752   Hunter Douglas N.V.** ......................             84,800

Hotels and Motels - 1.3%
         3,645   Hilton Hotels Corp. ........................             50,665

Machinery - Pumps - 4.7%
         4,697   Pfeiffer Vacuum Technology A.G.** ..........            177,205

Medical - Drugs - 3.0%
           980   Pharmacia Corp. ............................             36,701
         3,210   Schering-Plough Corp. ......................             78,966

                                                                         115,667

Medical Information Systems - 1.2%
         2,465   IMS Health, Inc. ...........................             44,247

Medical Products - 0.4%
           465   Becton, Dickinson and Co. ..................             16,019

See Notes to Schedules of Investments.

48  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN GLOBAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 4.0%
        29,011   Reuters Group PLC** ........................    $       153,072

Non-Hazardous Waste Disposal - 1.8%
         7,135   Allied Waste Industries, Inc.* .............             68,496

Oil Companies - Exploration and Production - 2.2%
         3,275   Pioneer Natural Resources Co.* .............             85,314

Oil Companies - Integrated - 2.7%
         3,407   EnCana Corp. ...............................            104,614

Property and Casualty Insurance - 1.6%
        15,000   Nipponkoa Insurance Company, Ltd.** ........             59,446

Publishing - Newspapers - 1.7%
        33,595   Independent News & Media PLC** .............             66,359

Publishing - Periodicals - 2.5%
         4,977   Wolters Kluwer N.V.** ......................             94,474

Radio - 2.9%
         3,000   Nippon Broadcasting System, Inc.** .........            110,132

Real Estate Investment Trusts - Hotels - 1.3%
         4,340   Host Marriott Corp. ........................             49,042

Reinsurance - 3.9%
            67   Berkshire Hathaway, Inc. - Class B* ........            149,678

Retail - Restaurants - 1.5%
         2,070   McDonald's Corp. ...........................             58,892

Rubber/Plastic Products - 1.2%
         4,000   Tenma Corp.** ..............................             45,321

Savings/Loan/Thrifts - 1.5%
         1,515   Washington Mutual, Inc. ....................             56,222

Television - 0.8%
        17,190   Granada PLC** ..............................             28,858
--------------------------------------------------------------------------------
Total Common Stock (cost $2,834,083) ........................          2,909,813
--------------------------------------------------------------------------------
Repurchase Agreement - 18.4%
$      700,000   ABN AMRO Bank N.V., 1.97%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $700,115 collateralized
                   by $144,254 in Collateralized Mortgage
                   Obligations 2.29%-6.50847%,
                   6/10/13-12/25/40 Aaa, $661,027 in U.S.
                   Government Obligations, 2.64%-7.30%
                   6/15/09-5/1/37; with respective values
                   of $64,498 and $649,503 (cost $700,000) ..            700,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,534,083) - 94.8% ...........          3,609,813
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 5.2%            196,064
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $     3,805,877
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            2.9%           $       104,614
France                                            2.1%                    75,701
Germany                                           7.7%                   276,181
Ireland                                           1.8%                    66,359
Israel                                            2.8%                   102,717
Japan                                             9.0%                   326,917
Netherlands                                       9.8%                   354,849
South Korea                                       1.4%                    49,229
Switzerland                                       2.7%                    96,594
United Kingdom                                   12.9%                   464,654
United States++                                  46.9%                 1,691,998
--------------------------------------------------------------------------------
Total                                           100.0%           $     3,609,813

++ Includes Short-Term Securities (27.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2002

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/10/02                90,000    $      136,267    $      (5,920)
British Pound 10/25/02                30,000            45,377           (2,414)
British Pound 11/7/02                 25,000            37,782           (1,891)
Euro 10/10/02                        190,000           186,733          (14,954)
Euro 11/7/02                         165,000           161,962           (9,988)
Japanese Yen 10/10/02              8,000,000            67,117           (4,490)
Japanese Yen 10/25/02              5,000,000            41,985           (3,089)
Japanese Yen 11/7/02               6,000,000            50,420           (3,232)
--------------------------------------------------------------------------------
Total                                           $      727,643    $     (45,978)

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO                          Ronald Speaker,
                                                               portfolio manager

For the six months ended June 30, 2002, Janus Aspen Flexible Income Portfolio returned 3.17% for its Institutional Shares and 3.00% for its Service Shares. This compares with a 3.26% gain for its benchmark, the Lehman Brothers Government/Credit Index.(1) This performance earned the Portfolio's Institutional Shares a top-quartile ranking for the one-year period ended June 30, 2002, placing it 7th out of 34 variable annuity general bond funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

During the early months of 2002, the U.S. economy exhibited a significant turnaround from the dramatic weakness it experienced over the final four months of 2001. As consumer enthusiasm waned and corporate spending plans stalled, however, expectations for an aggressive economic rebound tapered off come springtime. All the while suffering from shaken confidence in corporate accounting and finding little inspiration in corporate profit outlooks, stock investors endured a volatile market, characterized by a steady stream of losses and occasional price spikes.

Conversely, the bond market behaved in a classic fashion - providing pockets of safety and stability, relatively speaking, while offering the diversification of the broader market. Pacing the fixed-income gainers were investment-grade issues, which ended the period among the best-performing asset classes for the year to date.

Bolstering the investment-grade portion of the Portfolio was Quest Diagnostics, a medical diagnostic testing and services company that was upgraded from the high-yield ranks by Moody's. Its recent acquisitions of American Medical Laboratories, which processes esoteric tests such as gene-based assessments nationwide, and Unilab, the largest independent clinical lab operator in California, have complemented Quest's portfolio and strengthened its future profit outlook. Plus, the company's well-respected management team has demonstrated a commitment to handling debt in a conservative fashion.

Also rallying was Golden State Holdings, the corporate parent of California Federal Bank. The California thrift, a long-time holding, was recently purchased by Citigroup in a deal that complements Citigroup's domestic business. In turn, Golden State's notes, rated "BB," benefited from association with Citigroup's "AA" status.

Within this environment of improving outlooks and rising rates we adopted a defensive stance by maintaining an overweight position in investment grade corporate bonds, accounting for 47.8% of the Portfolio, and a modest weighting in high-yield issues at 7.6%. We also skewed the Portfolio toward the shorter side of the duration spectrum.

Government-related issues represented 39.8% of the Portfolio and included a blend of mid- and long-term Treasury notes and select debt from Fannie Mae, the government-backed mortgage dealer. These interest-rate sensitive issues inched upward as the Federal Reserve kept short-term lending rates at a 40-year low and expectations for a late-summer rate hike all but disappeared. Slowly, the realization that rates will be lower for some time permeated the long end of the yield curve, although the abundance of stimuli lingering in the system and simmering inflation fears supported a relatively steep slope.

As a whole, the spread between investment grade corporate notes and the government issues tightened, and we were rewarded for our corporate-heavy strategy. Indicative of our short-term mindset was a Verizon Communications note due in April 2003, which traded only at a slight loss - a plus during a period of rising rates and falling prices in the Treasury markets. In an effort to solidify its investment-grade ratings, the one-time Baby Bell has undertaken an aggressive debt-reduction campaign, including buying back short-term debt.

Another disappointment was Equinix, a small Internet data-center operator. Having developed six large facilities across the U.S., Equinix attracted big-name clients such as IBM, Charles Schwab and AT&T. However, the market started to soften as it was building its seventh center, and the company fell into a liquidity squeeze. In addition, the company's liquidity narrowed, so we sold the position.

We also lost ground in AOL Time Warner, which underperformed Treasury bonds as spreads widened in connection with an overall decline in the company's shares resulting from concerns of some its partnerships. Despite this, however, we believe AOL Time Warner will manage its debt appropriately and maintain its investment grade status.

Throughout the bond market, responsible borrowing gained popularity as a painful but important theme emerged, one that corporate America cannot ignore. As the ratings of some of the largest issuers of investment-grade bonds - companies such as WorldCom, Qwest Communications and Tyco International - were slashed to high-yield status, creditors declared that tight accounting is a requirement, exaggerations of financial conditions will not be tolerated and debt levels need to be reduced. If a company fails to meet these guidelines, it will suffer.

Looking ahead, we will continue to utilize our latitude in flexibility within the fixed-income arena. By identifying investment-grade issues that benefit from an improving economy, high-yield credits with the potential to benefit even more and short-term bonds that aren't as sensitive to potential rate increases, we believe we're positioned well to absorb the market's moves in the coming quarters.

Thank you for your investment in Janus Aspen Flexible Income Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                            June 30, 2002     December 31, 2001
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                   47.8%                 48.5%
  High-Yield/High-Risk                                7.6%                 11.3%
U.S. Government Obligations                          39.8%                 32.9%
Foreign Dollar/
  Non-Dollar Bonds                                    0.6%                  1.0%
Preferred Stock                                       0.2%                  0.2%
Cash and Cash Equivalents                             4.0%                  6.1%

PORTFOLIO PROFILE
--------------------------------------------------------------------------------
Weighted Average Maturity                         8.6 Yrs.              8.1 Yrs.
Average Modified Duration*                        5.8 Yrs.              5.7 Yrs.
30-Day Average Yield**
  Institutional Shares                               5.07%                 5.64%
  Service Shares                                     4.76%                 5.35%
Weighted Average Fixed Income
  Credit Rating                                          A                     A

 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Flexible Income Portfolio - Institutional Shares 3 out of 19 variable annuity general bond funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

50  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                   8.14%
  5 Year                                                                   7.00%
  From Inception                                                           8.04%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                   8.25%
  5 Year                                                                   7.48%
  From Inception Date of Institutional Shares                              6.53%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   7.85%
  5 Year                                                                   6.72%
  From Portfolio Inception                                                 7.87%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 56.0%
Aerospace and Defense - 1.6%
                 Raytheon Co.:
$    4,000,000     6.50%, notes, due 7/15/05 ................    $     4,195,000
     3,000,000     6.15%, notes, due 11/1/08 ................          3,078,750

                                                                       7,273,750

Automotive - Cars and Light Trucks - 0.4%
     1,810,000   General Motors Corp., 7.20%
                   company guaranteed notes, due 1/15/11 ....          1,843,938

Beverages - Non-Alcoholic - 0.7%
                 Coca-Cola Enterprises, Inc.:
     1,215,000     6.125%, notes, due 8/15/11 ...............          1,251,450
     1,850,000     7.125%, debentures, due 8/1/17 ...........          2,090,500

                                                                       3,341,950

Brewery - 1.2%
     5,295,000   Coors Brewing Co., 6.375%
                   notes, due 5/15/12+ ......................          5,447,231

Broadcast Services and Programming - 0.1%
       425,000   Clear Channel Communications, Inc., 6.00%
                   notes, due 11/1/06 .......................            417,563

Building - Residential and Commercial - 0.4%
       910,000   K. Hovnanian Enterprises, Inc., 8.875%
                   senior subordinated notes, due 4/1/12+ ...            895,213
       740,000   KB Home, Inc., 8.625%
                   senior subordinated notes, due 12/15/08 ..            747,400

                                                                       1,642,613

Cable Television - 0.3%
$      500,000   Charter Communications Holdings LLC
                   10.25%, senior notes, due 1/15/10 ........    $       340,000
       900,000   Mediacom Broadband LLC, 11.00%
                   company guaranteed notes, due 7/15/13 ....            841,500

                                                                       1,181,500

Cellular Telecommunications - 0.8%
     2,820,000   AT&T Wireless Services, Inc., 6.875%
                   notes, due 4/18/05 .......................          2,509,800
       810,000   Price Communications Wireless, Inc.
                   11.75%, senior subordinated notes
                   due 7/15/07 ..............................            853,537

                                                                       3,363,337

Commercial Banks - 0.4%
       698,000   Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....            733,772
       996,000   Provident Trust I Corp., 8.29%
                   company guaranteed notes, due 4/15/28 ....            873,990

                                                                       1,607,762

Commercial Services - 1.1%
     5,000,000   PHH Corp., 8.125%
                   notes, due 2/3/03 ........................          5,068,750

Computers - 0.6%
     2,740,000   Apple Computer, Inc., 6.50%
                   notes, due 2/15/04 .......................          2,740,000

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  51

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--------------------------------------------------------------------------------
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Containers - Metal and Glass - 0.4%
$    1,790,000   Owens-Brockway Glass Container, Inc.
                   8.875%, secured notes, due 2/15/09+ ......    $     1,790,000

Cosmetics and Toiletries - 0.7%
     2,875,000   Proctor & Gamble Co., 4.75%
                   notes, due 6/15/07 .......................          2,900,156

Diversified Financial Services - 1.6%
                 General Electric Capital Corp.:
     4,300,000     4.25%, notes, due 1/28/05 ................          4,348,375
     2,875,000     6.00%, notes, due 6/15/12 ................          2,860,625

                                                                       7,209,000

Diversified Operations - 1.5%
     2,770,000   ARAMARK Services, Inc., 7.00%
                   company guaranteed notes, due 5/1/07 .....          2,828,862
     4,000,000   Cendant Corp., 6.875%
                   notes, due 8/15/06 .......................          4,025,000

                                                                       6,853,862

Electric - Integrated - 2.5%
     1,335,000   Amerenenergy Generating Co., 7.95%
                   notes, due 6/1/32 ........................          1,393,406
     1,050,000   Appalachian Power Co., 4.80%
                   notes, due 6/15/05 .......................          1,044,750
     4,750,000   Cinergy Corp., 6.25%
                   debentures, due 9/1/04 ...................          4,827,187
                 PSE&G Power LLC:
     3,010,000     6.875%, company guaranteed notes
                   due 4/15/06 ..............................          3,115,350
       750,000     6.95%, notes, due 6/1/12+ ................            753,750

                                                                      11,134,443

Finance - Auto Loans - 1.9%
     5,500,000   Ford Motor Credit Co., 5.75%
                   senior notes, due 2/23/04 ................          5,575,625
     3,000,000   General Motors Acceptance Corp., 5.36%
                   notes, due 7/27/04 .......................          3,056,250

                                                                       8,631,875

Finance - Other Services - 0.2%
     1,000,000   Pemex Master Trust, 8.625%
                   notes, due 2/1/22+ .......................            977,500

Food - Diversified - 1.7%
     2,500,000   ConAgra Foods, Inc., 6.75%
                   notes, due 9/15/11 .......................          2,637,500
     1,200,000   General Mills, Inc., 6.00%
                   notes, due 2/15/12 .......................          1,188,000
                 Kellogg Co.:
     1,725,000     6.00%, notes, due 4/1/06 .................          1,802,625
     1,750,000     6.60%, notes, due 4/1/11 .................          1,835,312

                                                                       7,463,437

Food - Meat Products - 0.7%
     3,000,000   Hormel Foods Corp., 6.625%
                   notes, due 6/1/11 ........................          3,123,750

Food - Retail - 4.6%
$    1,480,000   Delhaize America, Inc., 7.375%
                   notes, due 4/15/06 .......................    $     1,539,200
                 Fred Meyer, Inc.:
     2,500,000     7.375%, company guaranteed notes
                   due 3/1/05 ...............................          2,681,250
     4,250,000     7.45%, company guaranteed notes
                   due 3/1/08 ...............................          4,675,000
       165,000   Kroger Co., 7.50%
                   company guaranteed notes, due 4/1/31 .....            171,806
     1,742,000   Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....          1,715,870
                 Safeway, Inc.:
     4,450,000     6.15%, notes, due 3/1/06 .................          4,678,063
     4,000,000     6.50%, notes, due 3/1/11 .................          4,120,000
     1,035,000   Winn-Dixie Stores, Inc., 8.875%
                   senior notes, due 4/1/08 .................          1,035,000

                                                                      20,616,189

Food - Wholesale/Distribution - 0.1%
       550,000   Sysco International Co., 6.10%
                   notes, due 6/1/12+ .......................            567,875

Foreign Government - 0.2%
     1,060,000   United Mexican States, 7.50%
                   notes, due 1/14/12 .......................          1,048,075

Forestry - 0.6%
     2,770,000   Weyerhaeuser Co., 5.50%
                   notes, due 3/15/05+ ......................          2,846,175

Gas - Distribution - 0.3%
     1,105,000   Southwest Gas Corp., 7.625%
                   notes, due 5/15/12 .......................          1,124,338

Hotels and Motels - 0.3%
     1,500,000   Starwood Hotels & Resorts Worldwide, Inc.
                   7.375%, notes, due 5/1/07 ................          1,475,625

Insurance Brokers - 0.2%
       910,000   Marsh & McLennan Companies, Inc., 6.25%
                   notes, due 3/15/12+ ......................            944,125

Leisure, Recreation and Gaming - 0.3%
     1,500,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....          1,470,000

Life and Health Insurance - 0.2%
       813,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................            834,341

Linen Supply and Related Items - 0.2%
       985,000   Cintas Corp., 6.00%
                   notes, due 6/1/12+ .......................            998,544

Machine Tools and Related Products - 0.3%
     1,185,000   Kennametal, Inc., 7.20%
                   senior notes, due 6/15/12 ................          1,183,519

Medical - HMO - 1.6%
     2,000,000   UnitedHealth Group, Inc., 5.20%
                   notes, due 1/17/07 .......................          2,032,500
     4,825,000   Wellpoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .......................          5,078,313

                                                                       7,110,813

See Notes to Schedules of Investments.

52  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Hospitals - 4.4%
$    1,505,000   Clarent Hospital Corp., 11.50%
                   senior notes, due 8/15/05 ................    $     1,595,300
                 HCA, Inc.:
     5,000,000     6.91%, notes, due 6/15/05 ................          5,218,750
     2,200,000     6.95%, notes, due 5/1/12 .................          2,241,250
       498,000     8.36%, debentures, due 4/15/24 ...........            530,992
                 Tenet Healthcare Corp.:
     5,800,000     5.375%, notes, due 11/15/06 ..............          5,858,000
     4,000,000     6.375%, notes, due 12/1/11 ...............          4,050,000

                                                                      19,494,292

Medical Labs and Testing Services - 1.7%
                 Quest Diagnostics, Inc.:
     4,000,000     6.75%, company guaranteed notes
                   due 7/12/06 ..............................          4,190,000
     3,095,000   7.50%, company guaranteed notes
                   due 7/12/11 ..............................          3,361,944

                                                                       7,551,944

Multimedia - 3.5%
                 AOL Time Warner, Inc.:
     3,655,000     5.625%, notes, due 5/1/05 ................          3,586,469
     1,935,000     7.25%, debentures, due 10/15/17 ..........          1,746,338
     1,265,000   Corus Entertainment, Inc., 8.75%
                   senior subordinated notes, due 3/1/12+ ...          1,265,000
     3,620,000   Gannett Company, Inc., 4.95%
                   notes, due 4/1/05 ........................          3,692,400
     5,000,000   Viacom, Inc., 6.40%
                   company guaranteed notes, due 1/30/06 ....          5,275,000

                                                                      15,565,207

Networking Products - 0%
       996,000   Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(omega),(delta) ..             84,660

Non-Hazardous Waste Disposal - 2.2%
     2,750,000   Republic Services, Inc., 6.75%
                   notes, due 8/15/11 .......................          2,832,500
                 Waste Management, Inc.:
     3,500,000     7.00%, senior notes, due 10/1/04 .........          3,631,250
     3,065,000     7.375%, notes, due 8/1/10 ................          3,183,769

                                                                       9,647,519

Oil Companies - Exploration and Production - 0.7%
     2,020,000   Louis Dreyfus Natural Gas Corp., 6.875%
                   notes, due 12/1/07 .......................          2,133,625
       795,000   Magnum Hunter Resources, Inc., 9.60%
                   senior notes, due 3/15/12+ ...............            818,850

                                                                       2,952,475

Oil Companies - Integrated - 1.9%
                 Conoco Funding Co.:
     4,080,000     5.45%, company guaranteed notes
                   due 10/15/06 .............................          4,182,000
     2,360,000     6.35%, notes, due 10/15/11 ...............          2,445,550
     1,950,000   Occidental Petroleum Corp., 5.875%
                   notes, due 1/15/07 .......................          2,020,688

                                                                       8,648,238

Physical Therapy and Rehabilitation Centers - 1.5%
                 HEALTHSOUTH Corp.:
     3,500,000     7.375%, senior notes, due 10/1/06 ........          3,500,000
     3,000,000     8.50%, senior notes, due 2/1/08 ..........          3,150,000

                                                                       6,650,000

Pipelines - 0.3%
$    1,090,000   TEPPCO Partners, L.P., 7.625%
                   company guaranteed notes, due 2/15/12 ....    $     1,119,975

Property and Casualty Insurance - 0.1%
       498,000   First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....            498,623

Recreational Centers - 0.7%
     3,000,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..          2,977,500

Real Estate Investment Trusts - Health Care - 0.4%
     1,580,000   Health Care Property Investors, Inc., 6.45%
                   notes, due 6/25/12 .......................          1,574,075

Rental Auto/Equipment - 0.4%
     1,860,000   Hertz Corp., 7.625%
                   notes, due 6/1/12 ........................          1,834,425

Research and Development - 0.4%
                 Science Applications International Corp.:
       745,000     6.25%, notes, due 7/1/12 .................            732,894
       960,000     7.125%, notes, due 7/1/32+ ...............            931,200

                                                                       1,664,094

Retail - Discount - 1.0%
     4,000,000   Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................          4,395,000

Retail - Restaurants - 0.7%
     1,980,000   McDonald's Corp., 5.375%
                   notes, due 4/30/07 .......................          2,049,300
       585,000   Wendy's International, Inc., 6.20%
                   senior notes, due 6/15/14 ................            594,506
       335,000   Yum! Brands, Inc., 7.70%
                   notes, due 7/1/12 ........................            335,000

                                                                       2,978,806

Satellite Telecommunications - 0.3%
     1,610,000   EchoStar DBS Corp., 9.125%
                   senior notes, due 1/15/09 ................          1,473,150

Savings/Loan/Thrifts - 2.3%
                 Golden State Holdings, Inc.:
     6,248,000     7.00%, senior notes, due 8/1/03 ..........          6,482,300
     3,680,000     7.125%, senior notes, due 8/1/05 .........          3,928,400

                                                                      10,410,700

Soap and Cleaning Preparations - 1.4%
                 Dial Corp.:
     3,850,000     7.00%, senior notes, due 8/15/06 .........          4,028,063
     2,000,000     6.50%, senior notes, due 9/15/08 .........          2,035,000

                                                                       6,063,063

Telecommunication Services - 3.2%
                 Verizon Global Funding Corp.:
     6,200,000     5.75%, convertible notes, due 4/1/03 .....          6,262,000
     8,000,000     4.25%, convertible senior notes
                   due 9/15/05+ .............................          8,040,000

                                                                      14,302,000

Television - 0.9%
     3,988,000   Fox/Liberty Networks LLC, 8.875%
                   senior notes, due 8/15/07 ................          4,107,640

Theaters - 0.1%
       535,000   AMC Entertainment, Inc., 9.875%
                   senior subordinated notes, due 2/1/12 ....            535,669

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Veterinary Diagnostics - 0.2%
$      820,000   Vicar Operating, Inc., 9.875%
                   senior subordinated notes, due 12/1/09 ...    $       861,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $245,702,500) ...................        249,622,091
--------------------------------------------------------------------------------
Preferred Stock - 0.2%
Savings/Loan/Thrifts - 0.2%
        35,458   Chevy Chase Savings Bank, 13.00%
                   (cost $1,055,050) ........................            975,095
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           996     Ono Finance PLC - expires 5/31/09*,+ .....                 10

Telephone - Integrated - 0%
           224     Versatel Telecom B.V. - expires 5/15/08* .                  0

Web Hosting/Design - 0%
           650     Equinix, Inc. - expires 12/1/07* .........                  7
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                 17
--------------------------------------------------------------------------------
U.S. Government Obligations - 39.8%
U.S. Government Agencies - 15.4%
                 Fannie Mae:
$   27,460,000     3.875%, due 3/15/05 ......................         27,700,275
     4,255,000     6.00%, due 12/15/05 ......................          4,542,212
    16,025,000     6.25%, due 2/1/11 ........................         16,846,281
     5,130,000     6.00%, due 5/15/11 .......................          5,373,675
    13,450,000     6.625%, due 11/15/30 .....................         14,206,562

                                                                      68,669,005

U.S. Treasury Notes/Bonds - 24.4%
     1,800,000     3.00%, due 2/29/04 .......................          1,810,476
     2,000,000     3.625%, due 3/31/04 ......................          2,030,920
       490,000     7.50%, due 2/15/05 .......................            542,445
     1,355,000     6.75%, due 5/15/05 .......................          1,478,847
     4,056,000     3.50%, due 11/15/06 ......................          3,983,722
    12,915,000     4.375%, due 5/15/07 ......................         13,092,581
     2,766,000     6.00%, due 8/15/09 .......................          3,004,650
     1,513,538     3.375%, due 1/15/12(pi)...................          1,551,134
    17,855,000     4.875%, due 2/15/12 ......................         17,921,956
    10,740,000     7.25%, due 5/15/16 .......................         12,657,627
     7,925,000     7.25%, due 8/15/22 .......................          9,439,943
    25,000,000     6.25%, due 8/15/23 .......................         26,785,500
     2,500,000     6.25%, due 5/15/30 .......................          2,708,100
    11,838,000     5.375%, due 2/15/31** ....................         11,591,888

                                                                     108,599,789
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $174,509,117) .......        177,268,794
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.1%
                 Citigroup, Inc.
     4,900,000     1.85%, 7/1/02
                   (amortized cost $4,900,000) ..............          4,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $426,166,667) - 97.1% .........        432,765,997
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.9%         12,849,949
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   445,615,946
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
  30 Contracts   U.S. Treasury - 10-year Note
                   expires September 2002, principal amount
                   $3,152,422, value $3,217,031
                   cumulative depreciation ..................    $      (64,609)
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2002

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                            0.4%           $     1,832,875
Mexico                                            0.2%                 1,048,075
United Kingdom                                      0%                        10
United States++                                  99.4%               429,885,037
--------------------------------------------------------------------------------
Total                                           100.0%           $   432,765,997

++ Includes Short-Term Securities (98.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

54  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN MONEY MARKET PORTFOLIO                           J. Eric Thorderson,
                                                             portfolio manager

For the six months ended June 30, 2002, Janus Aspen Money Market Portfolio returned 0.89% for its Institutional Shares and 0.76% for its Service Shares.(1) The seven-day current yield for the same period was 1.62% and 1.36%, respectively. This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended June 30, 2002, placing it 2nd out of 111 variable annuity money market funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Although the Federal Reserve cut interest rates 11 times in 2001 in an effort to strengthen the economy, by early 2002 the market was convinced that the Fed had finished lowering rates. Therefore, in the market's view, the Fed's next move would be to raise them. One-year rates promptly became higher than overnight rates, and have remained in that so-called "normal" relationship. It is not at all clear when the Fed might start to raise rates, and indeed, Chairman Greenspan has made it clear that his concerns are focused on risks of further economic weakness.

The market's anticipation of future rate increases has given us an opportunity to increase the yield on the Portfolio by buying longer-term securities. If we felt that interest rates might start to rise quickly, we would hesitate to buy one-year securities, because they would soon be worth less than what we paid for them. But since the Fed has declared its intention to keep interest rates low, we believe there is little risk to a strategy of lengthening the weighted average maturity of the Portfolio.

Although interest rates have been quite steady, the credit arena has been volatile. The notorious demise of Enron, and subsequent revelations of accounting irregularities in WorldCom and numerous other large corporations, has made all market participants edgy. Heightened investor anxiety may be justified in some cases, but it has sometimes been the cause, rather than the result, of a credit event. Ratings agencies, historically conservative in their reactions to economic cycles, have been increasingly hyper-reactive, which has created a feedback loop that reinforces investor dread and makes it difficult for even honest, well-managed companies to gain the market's confidence.

One good thing that's coming from all this turmoil is that there will be more transparency in corporate accounting. Executives are aware that, these days, they will be considered guilty unless they can prove themselves innocent. And the proof of innocence is in transparent financial reporting. Although we have always insisted on receiving extensive disclosure, management's more forthcoming attitude is a welcome change from previous periods.

This is a fascinating time in investment history. Few of us have experienced overnight interest rates this low in our professional lives, and the tendency is to expect them to revert to normal quickly. However, like most concepts in economics, "normal" is a term that depends on its context. What is normal nine months after the world changed forever? We think that, for interest rates and economic activity, normal is now a lot lower than it used to be.

Regardless of economic direction, however, our goal remains the same: vigilant preservation of principal and assurance of liquidity through the careful and flexible selection of lower-risk investments.

Thank you for your investment in Janus Aspen Money Market Portfolio.

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended June 30, 2002
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                                   2.55%
  5 Year                                                                   4.87%
  From Inception                                                           4.96%
  Seven-Day Current Yield                                                  1.62%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   2.28%
  5 Year                                                                   4.62%
  From Portfolio Inception                                                 4.73%
  Seven-Day Current Yield                                                  1.36%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1)  All returns reflect reinvested dividends.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2002, Lipper ranked Janus Aspen Money Market Portfolio - Institutional Shares 8 out of 86 variable annuity money market funds for the 5-year period.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The yield more closely reflects the current earnings of the money market fund than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

                                           Janus Aspen Series  June 30, 2002  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS ASPEN MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Certificates of Deposit - 2.0%
$    2,000,000   Westdeutsche Landesbank Girozentrale
                   New York, 2.27%, 1/27/03
                   (cost $2,000,000) ........................    $     2,000,000
--------------------------------------------------------------------------------
Commercial Paper - 8.2%
                 Banque National de Paris Canada:
     1,200,000     1.95%, 9/30/02 ...........................          1,194,085
     1,700,000     1.98%, 10/9/02 ...........................          1,690,650
     4,000,000   Check Point Charlie, Inc.
                   1.86%, 9/4/02+ ...........................          3,986,567
     1,276,000   Victory Receivables Corp.
                   1.86%, 8/19/02+ ..........................          1,272,769
--------------------------------------------------------------------------------
Total Commercial Paper (cost $8,144,071) ....................          8,144,071
--------------------------------------------------------------------------------
Floating Rate Notes - 10.1%
     5,000,000   Idaho Power Corp.
                   2.2475%, 9/1/02+,ss ......................          5,001,253
     5,000,000   Sigma Finance, Inc.
                   1.83%, 10/15/02+ .........................          4,999,855
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $10,001,108) ................         10,001,108
--------------------------------------------------------------------------------
Repurchase Agreements - 23.0%
    14,840,000   ABN AMRO Bank N.V., 1.99%
                   dated 6/28/02, maturing 7/1/02
                   to be repurchased at $14,842,461
                   collateralized by $18,867,862
                   in Collateralized Mortgage Obligations
                   4.4119%-6.41%, 6/26/29-12/25/40
                   Aaa; $28,252,347 in U.S. Government
                   Obligations,  5.125%-8.058%
                   3/15/11-1/1/36; with respective
                   values of $7,193,805
                   and $7,942,995 ...........................         14,840,000
     8,000,000   Deutsche Banc Alex. Brown, Inc., 1.96%
                   dated 6/28/02, maturing 7/1/02 to be
                   repurchased at $8,001,307 collateralized
                   by $4,275,511 in Asset Backed Securities
                   0%-8.29%, 4/15/03-4/25/32 Aaa; $1,116,348
                   in Certificates of Deposit, 1.89%,
                   12/27/02, P-1 $56,089,447 in
                   Collateralized Mortgage Obligations,
                   0.427%-7.6752% 6/7/09-9/15/41, Aaa;
                   $1,090,046 in Commercial Paper,
                   1.77%-5.00% 7/8/02-3/1/07, P-1; $635,345
                   in Corporate Bonds, 1.965%-8.875%
                   8/23/02-3/15/32, Aaa; $143,017 in U.S.
                   Government Obligations 5.75%-6.25%,
                   1/15/12-3/5/12 Aaa-Aa2; with respective
                   values of $2,965,884, $1,116,348,
                   $2,159,865 $1,088,778, $679,389, and
                   $149,736 .................................          8,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $22,840,000) ..............         22,840,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 5.0%
                 Dorada Finance, Inc.:
$    2,000,000     2.75%, 10/21/02+ .........................    $     2,000,000
     3,000,000     2.75%, 10/25/02+ .........................          3,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $5,000,000) ..........          5,000,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 50.6%
     3,800,000   Advocare of South Carolina, Inc.
                   1.84%, 6/1/17 ............................          3,800,000
       400,000   Anaheim California Housing Authority
                   Multifamily Housing Revenue
                   (Cobblestone), 2.00%, 3/15/33 ............            400,000
     1,695,000   Arapahoe County, Colorado, Industrial
                   Development Revenue, (Cottrell)
                   Series B, 2.07%, 10/1/19 .................          1,695,000
       300,000   Asset Partners, Inc.
                   2.02%, 11/1/27 ...........................            300,000
     3,690,000   Breckenridge Terrace LLC
                   1.888%, 5/1/39 ...........................          3,690,000
       500,000   Bridgeton, Missouri Industrial
                   Development Authority Industrial
                   Revenue, (Gold Dust Project), Series B
                   2.46%, 3/1/21 ............................            500,000
     1,000,000   California Infrastructure and Economic
                   Development, (International Raisins
                   Project), Series B, 2.09%, 11/1/20 .......          1,000,000
     4,350,000   Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing LLC)
                   Series A, 1.888%, 7/1/35 .................          4,350,000
                 Colorado Housing and Finance Authority
                   Economic Development Revenue:
       355,000     (De La Cruz Project), Series B
                   2.07%, 10/1/05 ...........................            355,000
       190,000   (Pemracs, Ltd.), Series B
                   1.99%, 4/1/21 ............................            190,000
                 Cunat Capital Corp.:
     1,280,000     Series 1997-C, 2.09%, 12/1/17 ............          1,280,000
     1,305,000     Series 1998-A, 2.05%, 12/1/28 ............          1,305,000
     3,000,000   Fox Valley Ice Arena LLC
                   2.02%, 7/1/27 ............................          3,000,000
       475,000   Kentucky Economic Development
                   Financing Authority Hospital Facilities
                   Revenue, (Highlands Regional Project)
                   Series B, 2.00%, 8/1/03 ..................            475,000
     1,810,000   Medical Properties, Inc., North Dakota
                   (Dakota Clinic Project), 2.05%, 12/22/24 .          1,810,000
     3,200,000   Mississippi Business Financial Corp.
                   Industrial Development Revenue
                   (Royal Vendors, Inc. Project)
                   2.04%, 6/1/24 ............................          3,200,000
     5,265,000   Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A
                   1.94%, 9/1/14 ............................          5,265,000

See Notes to Schedules of Investments.

56  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Taxable Variable Rate Demand Notes - (continued)
$    1,400,000   New York City, New York Industrial
                   Development Agency, (G.A.F. Seelig, Inc.
                   Project), 1.99%, 7/1/03 ..................    $     1,400,000
     1,700,000   Pasadena California COPS, (Los Robles
                    Avenue Parking Facility Project)
                   2.20%, 11/1/12 ...........................          1,700,000
     1,685,000   Post Properties, Ltd., Series 2000
                   1.96%, 7/1/20 ............................          1,685,000
     6,300,000   Stone-Lee Partners LLC
                   1.89%, 6/1/21 ............................          6,300,000
     2,440,000   Washington, Missouri Industrial
                   Development Authority Industrial
                   Revenue, (Pauwels Project)
                   2.21%, 12/1/19 ...........................          2,440,000
     4,095,000   Watertown Crossing LLC
                   1.99%, 5/1/27 ............................          4,095,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $50,235,000) .         50,235,000
--------------------------------------------------------------------------------
Total Investments (total cost $98,220,179) - 98.9% ..........         98,220,179
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%          1,056,341
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    99,276,520
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                           Janus Aspen Series  June 30, 2002  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                          Janus Aspen     Janus Aspen     Janus Aspen
As of June 30, 2002 (unaudited)           Janus Aspen      Aggressive       Capital          Core         Janus Aspen
(all numbers in thousands except            Growth          Growth        Appreciation      Equity          Balanced
net asset value per share)                 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $  2,376,192    $  1,869,424    $  1,144,433    $     12,708    $  3,658,149

  Investments at value:                   $  2,174,892    $  1,761,365    $  1,089,269    $     12,431    $  3,597,621
    Cash                                         4,481           1,431             729              15           1,014
    Receivables:
      Investments sold                          16,902           3,718           7,994             641          62,845
      Portfolio shares sold                      1,607           1,750             982              --           6,052
      Dividends                                    581             267              --              14           1,846
      Interest                                       2              13              27               1          20,738
      Due from Advisor                              --              --              --              --              --
    Other assets                                     3              --              --              --              --
  Variation Margin                                  --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Assets                                 2,198,468       1,768,544       1,099,001          13,102       3,690,116
----------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Investments purchased                     29,600           2,301           3,899             288          41,714
      Portfolio shares repurchased               3,733           3,507           6,521               1           1,941
      Advisory fees                              1,221             979             598              --           1,978
    Accrued expenses                               149             111             148               8              62
  Forward currency contracts                        --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                               34,703           6,898          11,166             297          45,695
----------------------------------------------------------------------------------------------------------------------
Net Assets                                $  2,163,765    $  1,761,646    $  1,087,835    $     12,805    $  3,644,421
----------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $  1,938,422    $  1,610,901    $    643,097    $     11,900    $  3,404,690
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)              115,506          90,734          33,463             788         157,651
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      16.78    $      17.75    $      19.22    $      15.10    $      21.58
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $    225,343    $    150,745    $    444,738    $        905    $    239,731
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)               13,527           8,599          23,307              60          10,741
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      16.66    $      17.53    $      19.08    $      14.99    $      22.32
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                    N/A             N/A             N/A             N/A             N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                 N/A             N/A             N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                        N/A             N/A             N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------

*Net Assets - Service II Shares and Shares Outstanding are not in thousands.

See Notes to Financial Statements.

58  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen
As of June 30, 2002 (unaudited)            Growth and      Strategic     International     Worldwide        Global
(all numbers in thousands except            Income           Value          Growth          Growth       Life Sciences
net asset value per share)                 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $    167,784    $     27,595    $  1,384,848    $  5,094,548    $     37,888

  Investments at value:                   $    156,458    $     26,284    $  1,355,937    $  5,083,440    $     37,842
    Cash                                            44             150           8,741           5,476              75
    Receivables:
      Investments sold                             682              --           6,041          24,122             330
      Portfolio shares sold                          1              43           7,054          10,998              --
      Dividends                                    157               8           2,687           8,633              44
      Interest                                     138               9              16              47              --
      Due from Advisor                              --              --              --              --              --
    Other assets                                     1              --               3              11              --
  Variation Margin                                  --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Assets                                   157,481          26,494       1,380,479       5,132,727          38,291
----------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Investments purchased                      1,479             776          13,074          76,126             208
      Portfolio shares repurchased                 707              43          71,918          28,203             282
      Advisory fees                                 86              14             688           2,739              21
    Accrued expenses                                42               5             216             383              18
  Forward currency contracts                        --              28           1,326           4,389             110
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                                2,314             866          87,222         111,840             639
----------------------------------------------------------------------------------------------------------------------
Net Assets                                $    155,167    $     25,628    $  1,293,257    $  5,020,887    $     37,652
----------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $     72,707    $      5,186    $    763,142    $  4,816,315    $      4,321
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                5,483             628          37,140         194,875             686
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      13.26    $       8.25    $      20.55    $      24.71    $       6.30
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $     82,460    $     20,442    $    512,508    $    204,563    $     33,331
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                6,218           2,466          25,137           8,325           5,308
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $      13.26    $       8.29    $      20.39    $      24.57    $       6.28
----------------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                    N/A             N/A    $ 17,607,236    $      8,684             N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                 N/A             N/A         861,051             352             N/A
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                        N/A             N/A    $      20.45    $      24.67             N/A
----------------------------------------------------------------------------------------------------------------------

                                          Janus Aspen     Janus Aspen     Janus Aspen
As of June 30, 2002 (unaudited)              Global         Global          Flexible      Janus Aspen
(all numbers in thousands except           Technology        Value           Income       Money Market
net asset value per share)                 Portfolio       Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                     $    262,215    $      3,534    $    426,167    $     98,220

  Investments at value:                   $    188,877    $      3,610    $    432,766    $     98,220
    Cash                                            75              56           3,149               5
    Receivables:
      Investments sold                           2,481             186           6,388              --
      Portfolio shares sold                        650              38           3,079             834
      Dividends                                     45               5              --              --
      Interest                                      57              --           7,398             227
      Due from Advisor                              --               3              --              --
    Other assets                                    --              --              --              15
  Variation Margin                                  --              --               3              --
------------------------------------------------------------------------------------------------------
Total Assets                                   192,185           3,898         452,783          99,301
------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Investments purchased                      1,857              37           6,070              --
      Portfolio shares repurchased               1,510              --             843               3
      Advisory fees                                106               2             222              20
    Accrued expenses                                56               7              32               1
  Forward currency contracts                       126              46              --              --
------------------------------------------------------------------------------------------------------
Total Liabilities                                3,655              92           7,167              24
------------------------------------------------------------------------------------------------------
Net Assets                                $    188,530    $      3,806    $    445,616    $     99,277
------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $      3,988             N/A    $    437,685    $     99,266
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                1,449             N/A          37,315          99,265
------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $       2.75             N/A    $      11.73    $       1.00
------------------------------------------------------------------------------------------------------
Net Assets - Service Shares               $    178,015    $      3,806    $      7,931    $         11
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)               61,993             354             650              11
------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $       2.87    $      10.76    $      12.19    $       1.00
------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*           $  6,527,451             N/A             N/A             N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*           2,242,432             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share               $       2.91             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------

*Net Assets - Service II Shares and Shares Outstanding are not in thousands.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                        Janus Aspen    Janus Aspen    Janus Aspen
                                                         Janus Aspen     Aggressive      Capital          Core       Janus Aspen
For the six months ended June 30, 2002                     Growth          Growth      Appreciation     Equity         Balanced
(unaudited) (all numbers in thousands)                    Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $      191     $    3,251     $    2,406     $       16     $   45,555
  Dividends                                                    6,886          2,020          5,476             87         13,056
  Foreign tax withheld                                          (66)             --          (100)            (1)          (120)
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        7,011          5,271          7,782            102         58,491
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                8,263          6,474          3,865             45         11,915
  Transfer agent expenses                                         --             11              1              1              6
  Registration fees                                               62             46             43             35             49
  System fees                                                      8              7              9              8             11
  Custodian fees                                                  78             59             33             14            116
  Insurance expense                                                4              4              2             --              5
  Audit fees                                                      10              8              6              7              7
  Distribution fees - Service Shares                             304            203            595              1            271
  Distribution fees - Service II Shares                          N/A            N/A            N/A            N/A            N/A
  Other expenses                                                  81             67             41              3             17
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 8,810          6,879          4,595            114         12,397
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (13)           (87)           (13)             --           (31)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   8,797          6,792          4,582            114         12,366
--------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --             --             --           (26)             --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                               8,797          6,792          4,582             88         12,366
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                 (1,786)        (1,521)          3,200             14         46,125
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss)
    from securities transactions                           (159,063)      (400,389)      (106,368)          (175)       (68,279)
  Net realized gain/(loss) from
    foreign currency translations                                 29             --             --             --             10
  Net realized gain/(loss) from futures contracts                 --             --             --             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (252,764)       (30,656)         16,578          (874)       (99,715)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations            (411,798)      (431,045)       (89,790)        (1,049)      (167,984)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                               $(413,584)     $(432,566)     $ (86,590)     $  (1,035)     $(121,859)
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

60  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen
                                                          Growth and     Strategic    International    Worldwide        Global
For the six months ended June 30, 2002                      Income         Value          Growth         Growth     Life Sciences
(unaudited) (all numbers in thousands)                    Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $      367     $       44     $      760     $    4,795     $       12
  Dividends                                                      912            106         13,234         42,361             85
  Foreign tax withheld                                           (7)            (1)        (1,381)        (3,487)            (4)
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        1,272            149         12,613         43,669             93
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                  561             81          4,476         17,990            146
  Transfer agent expenses                                          2              2             --              5              1
  Registration fees                                               33             28             40            138              1
  System fees                                                      7              7              7             10              7
  Custodian fees                                                  25             11            489            934             16
  Insurance expense                                               --             --              6             15             --
  Audit fees                                                       6              4              5              8              5
  Distribution fees - Service Shares                             110             24            683            237             50
  Distribution fees - Service II Shares                          N/A            N/A              4             --            N/A
  Other expenses                                                   9              6             44            174              4
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                   753            163          5,754         19,511            230
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (1)             --           (24)           (21)             --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                     752            163          5,730         19,490            230
--------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                 752            163          5,730         19,490            230
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                     520           (14)          6,883         24,179          (137)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss)
    from securities transactions                             (9,898)        (1,035)      (131,558)      (439,434)        (4,758)
  Net realized gain/(loss) from
    foreign currency translations                                 --            (8)        (7,676)        (7,560)          (242)
  Net realized gain/(loss) from futures contracts                 --             --             --             --             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations         (9,468)        (1,952)       (24,327)      (335,441)        (4,192)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations             (19,366)        (2,995)      (163,561)      (782,435)        (9,192)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                               $ (18,846)     $  (3,009)     $(156,678)     $(758,256)     $  (9,329)
--------------------------------------------------------------------------------------------------------------------------------


                                                         Janus Aspen    Janus Aspen    Janus Aspen
                                                            Global         Global        Flexible     Janus Aspen
For the six months ended June 30, 2002                    Technology       Value          Income      Money Market
(unaudited) (all numbers in thousands)                    Portfolio      Portfolio      Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $      347     $        2     $   12,597     $    1,023
  Dividends                                                      531             22             57             --
  Foreign tax withheld                                          (54)            (2)             --             --
-----------------------------------------------------------------------------------------------------------------
Total Investment Income                                          824             22         12,654          1,023
-----------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                  800              8          1,265            118
  Transfer agent expenses                                          2              1              2              2
  Registration fees                                               --             --             53             29
  System fees                                                      7              7              8              7
  Custodian fees                                                  28              8             28              3
  Insurance expense                                               --             --             --             --
  Audit fees                                                       4              5              6              3
  Distribution fees - Service Shares                             300              3              5             --
  Distribution fees - Service II Shares                            2            N/A            N/A            N/A
  Other expenses                                                   9              3             17              6
-----------------------------------------------------------------------------------------------------------------
Total Expenses                                                 1,152             35          1,384            168
-----------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (5)             --            (4)             --
-----------------------------------------------------------------------------------------------------------------
Net Expenses                                                   1,147             35          1,380            168
-----------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --           (16)             --             --
-----------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                               1,147             19          1,380            168
-----------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   (323)              3         11,274            855
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
 (Loss) on Investments:
  Net realized gain/(loss)
    from securities transactions                            (67,504)             40        (3,522)              1
  Net realized gain/(loss) from
    foreign currency translations                              (375)            (3)             --             --
  Net realized gain/(loss) from futures contracts                 --             --          (951)             --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations        (15,127)           (52)          6,133             --
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and foreign currency translations             (83,006)           (15)          1,660              1
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                               $ (83,329)     $     (12)     $   12,934     $      856
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                                      Growth                       Aggressive Growth
(unaudited) and for the fiscal year ended                            Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $    (1,786)     $      1,846     $    (1,521)     $    (6,295)
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                         (159,034)        (864,484)        (400,389)      (1,447,067)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations          (252,764)         (57,057)         (30,656)         (12,668)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                   (413,584)        (919,695)        (432,566)      (1,466,030)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --          (1,848)               --               --
  Net realized gain from investment transactions*                    --          (6,012)               --               --
  Tax Return of Capital*                                             --             (80)               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        --          (7,940)               --               --
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        234,691          477,755          205,326          648,763
    Service Shares                                               52,669          192,816          148,579          212,264
    Service II Shares                                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                             --            7,645               --               --
    Service Shares                                                   --              295               --               --
    Service II Shares                                               N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                      (415,052)        (634,488)        (301,759)        (634,877)
    Service Shares                                             (22,925)         (22,885)        (132,323)         (97,634)
    Service II Shares                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions       (150,617)           21,138         (80,177)          128,516
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (564,201)        (906,497)        (512,743)      (1,337,514)
Net Assets:
  Beginning of period                                         2,727,966        3,634,463        2,274,389        3,611,903
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  2,163,765     $  2,727,966     $  1,761,646     $  2,274,389
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  3,449,301     $  3,599,918     $  4,089,667     $  4,169,844
  Undistributed net investment income/(loss)*                   (1,787)              (1)          (1,521)               --
  Undistributed net realized gain/(loss)
    from investments*                                       (1,082,449)        (923,415)      (2,218,441)      (1,818,052)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                         (201,300)          51,464         (108,059)         (77,403)
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  2,163,765     $  2,727,966     $  1,761,646     $  2,274,389
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                    12,193           21,018           10,398           24,285
  Reinvested dividends and distributions                             --              332               --               --
--------------------------------------------------------------------------------------------------------------------------
Total                                                            12,193           21,350           10,398           24,285
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (21,954)         (29,402)         (15,434)         (24,548)
Net Increase/(Decrease) in Portfolio Shares                     (9,761)          (8,052)          (5,036)            (263)
Shares Outstanding, Beginning of Period                         125,267          133,319           95,770           96,033
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               115,506          125,267           90,734           95,770
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 2,769,274        9,086,376        7,625,621        8,375,264
  Reinvested dividends and distributions                             --           12,711               --               --
--------------------------------------------------------------------------------------------------------------------------
Total                                                         2,769,274        9,099,087        7,625,621        8,375,264
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                        (1,234,801)      (1,076,388)      (6,835,287)      (4,072,756)
Net Increase/(Decrease) in Portfolio Shares                   1,534,473        8,022,699          790,334        4,302,508
Shares Outstanding, Beginning of Period                      11,992,889        3,970,190        7,808,684        3,506,176
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            13,527,362       11,992,889        8,599,018        7,808,684
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    523,859     $  1,557,267     $    596,502     $  2,579,311
  Proceeds from sales of securities                             584,456        1,395,245          696,297        2,453,335
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --               --               --

* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

See Notes to Financial Statements.

62  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                               Capital Appreciation                   Core Equity
(unaudited) and for the fiscal year ended                            Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      3,200     $     11,738     $         14     $         90
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                         (106,368)        (306,784)            (175)          (1,602)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations             16,578         (68,416)            (874)            (495)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                    (86,590)        (363,462)          (1,035)          (2,007)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (3,290)         (15,054)              (8)             (97)
  Net realized gain from investment transactions*                    --               --               --            (504)
  Tax Return of Capital*                                             --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (3,290)         (15,054)              (8)            (601)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                         62,409          199,630            1,628            1,725
    Service Shares                                               72,135          335,804              345              941
    Service II Shares                                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                          2,358           10,470                8              578
    Service Shares                                                  932            4,529               --               23
    Service II Shares                                               N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                      (144,270)        (204,933)          (1,401)          (2,863)
    Service Shares                                             (90,496)        (230,798)            (337)            (209)
    Service II Shares                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions        (96,932)          114,702              243              195
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (186,812)        (263,814)            (800)          (2,413)
Net Assets:
  Beginning of period                                         1,274,647        1,538,461           13,605           16,018
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  1,087,835     $  1,274,647     $     12,805     $     13,605
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  1,726,554     $  1,823,486     $     15,083     $     14,840
  Undistributed net investment income/(loss)*                       801              891               12                6
  Undistributed net realized gain/(loss)
    from investments*                                         (584,357)        (477,989)          (2,013)          (1,838)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                          (55,163)         (71,741)            (277)              597
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  1,087,835     $  1,274,647     $     12,805     $     13,605
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                     3,129            8,561               98               97
  Reinvested dividends and distributions                            123              475                1               33
--------------------------------------------------------------------------------------------------------------------------
Total                                                             3,252            9,036               99              130
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (7,266)          (9,284)             (88)            (172)
Net Increase/(Decrease) in Portfolio Shares                     (4,014)            (248)               11             (42)
Shares Outstanding, Beginning of Period                          37,477           37,725              777              819
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                33,463           37,477              788              777
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 3,614,040       14,634,510           21,519           55,115
  Reinvested dividends and distributions                         49,092          204,508               --            1,358
--------------------------------------------------------------------------------------------------------------------------
Total                                                         3,663,132       14,839,018           21,519           56,473
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                        (4,573,017)     (10,512,406)         (21,283)         (12,431)
Net Increase/(Decrease) in Portfolio Shares                   (909,885)        4,326,612              236           44,042
Shares Outstanding, Beginning of Period                      24,217,036       19,890,424           60,122           16,080
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            23,307,151       24,217,036           60,358           60,122
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    260,350     $  1,239,236     $      5,695     $     15,571
  Proceeds from sales of securities                             281,853          737,427            5,410           14,391
  Purchases of long-term U.S. government obligations                 --               --              105              569
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --              198              455

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                                      Balanced                     Growth and Income
(unaudited) and for the fiscal year ended                            Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $     46,125     $     99,910     $        520     $      1,926
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                          (68,269)        (173,368)          (9,898)         (28,735)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations           (99,715)         (94,659)          (9,468)            (312)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                   (121,859)        (168,117)         (18,846)         (27,121)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                       (41,178)         (92,483)            (463)          (2,121)
  Net realized gain from investment transactions*                    --               --               --               --
  Tax Return of Capital*                                             --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (41,178)         (92,483)            (463)          (2,121)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        221,992          492,436            2,254            6,926
    Service Shares                                               67,558          160,527           16,251           56,233
    Service II Shares                                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                         38,949           89,993              276            1,432
    Service Shares                                                2,229            2,490              187              689
    Service II Shares                                               N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                      (129,384)        (253,880)         (13,146)         (21,655)
    Service Shares                                             (11,888)         (13,979)          (9,159)         (14,594)
    Service II Shares                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         189,456          477,587          (3,337)           29,031
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                            26,419          216,987         (22,646)            (211)
Net Assets:
  Beginning of period                                         3,618,002        3,401,015          177,813          178,024
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  3,644,421     $  3,618,002     $    155,167     $    177,813
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  3,955,389     $  3,765,933     $    209,300     $    212,637
  Undistributed net investment income/(loss)*                    10,489            5,542              141               84
  Undistributed net realized gain/(loss)
    from investments*                                         (260,929)        (192,660)         (42,950)         (33,052)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                          (60,528)          39,187          (11,324)          (1,856)
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  3,644,421     $  3,618,002     $    155,167     $    177,813
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                     9,855           21,063              155              438
  Reinvested dividends and distributions                          1,808            3,937               21               92
--------------------------------------------------------------------------------------------------------------------------
Total                                                            11,663           25,000              176              530
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (5,781)         (11,132)            (923)          (1,411)
Net Increase/(Decrease) in Portfolio Shares                       5,882           13,868            (747)            (881)
Shares Outstanding, Beginning of Period                         151,769          137,901            6,230            7,111
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               157,651          151,769            5,483            6,230
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 2,903,671        6,795,702        1,129,127        3,516,345
  Reinvested dividends and distributions                        100,148          106,048           14,220           44,389
--------------------------------------------------------------------------------------------------------------------------
Total                                                         3,003,819        6,901,750        1,143,347        3,560,734
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                          (515,611)        (600,570)        (651,459)        (958,747)
Net Increase/(Decrease) in Portfolio Shares                   2,488,208        6,301,180          491,888        2,601,987
Shares Outstanding, Beginning of Period                       8,252,424        1,951,244        5,726,140        3,124,153
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            10,740,632        8,252,424        6,218,028        5,726,140
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $  1,008,706     $  2,808,283     $     37,634     $    115,281
  Proceeds from sales of securities                             881,703        2,117,439           30,798           77,413
  Purchases of long-term U.S. government obligations            694,542        1,209,543            3,772            5,900
  Proceeds from sales of long-term
    U.S. government obligations                                 667,755        1,353,291            4,012            4,006

                                                                    Janus Aspen
For the six months ended June 30                                  Strategic Value
(unaudited) and for the fiscal year ended                            Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001
----------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $       (14)     $         38
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                           (1,043)          (1,888)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            (1,952)              545
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                     (3,009)          (1,305)
----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --             (46)
  Net realized gain from investment transactions*                    --               --
  Tax Return of Capital*                                             --              (3)
----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        --             (49)
----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                          2,415            5,015
    Service Shares                                               10,894           17,863
    Service II Shares                                               N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                             --               30
    Service Shares                                                   --               19
    Service II Shares                                               N/A              N/A
  Shares repurchased
    Institutional Shares                                        (1,684)          (3,819)
    Service Shares                                              (3,653)          (3,177)
    Service II Shares                                               N/A              N/A
----------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           7,972           15,931
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             4,963           14,577
Net Assets:
  Beginning of period                                            20,665            6,088
----------------------------------------------------------------------------------------
  End of period                                            $     25,628     $     20,665
----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     30,075     $     22,103
  Undistributed net investment income/(loss)*                      (14)               --
  Undistributed net realized gain/(loss)
    from investments*                                           (3,094)          (2,051)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                           (1,339)              613
----------------------------------------------------------------------------------------
Total Net Assets                                           $     25,628     $     20,665
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                       262              501
  Reinvested dividends and distributions                             --                3
----------------------------------------------------------------------------------------
Total                                                               262              504
----------------------------------------------------------------------------------------
  Shares Repurchased                                              (188)            (405)
Net Increase/(Decrease) in Portfolio Shares                          74               99
Shares Outstanding, Beginning of Period                             554              455
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   628              554
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 1,169,147        1,884,765
  Reinvested dividends and distributions                             --            1,936
----------------------------------------------------------------------------------------
Total                                                         1,169,147        1,886,701
----------------------------------------------------------------------------------------
  Shares Repurchased                                          (402,951)        (340,528)
Net Increase/(Decrease) in Portfolio Shares                     766,196        1,546,173
Shares Outstanding, Beginning of Period                       1,699,401          153,228
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             2,465,597        1,699,401
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A
----------------------------------------------------------------------------------------
Total                                                               N/A              N/A
----------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A
----------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $     18,096     $     20,081
  Proceeds from sales of securities                               5,947            8,816
  Purchases of long-term U.S. government obligations                 --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --

* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                               International Growth                Worldwide Growth
(unaudited) and for the fiscal year or period ended                  Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      6,883     $     12,706     $     24,179     $     50,509
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                         (139,234)        (373,189)        (446,994)      (1,250,946)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations           (24,327)         (34,409)        (335,441)        (566,073)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                   (156,678)        (394,892)        (758,256)      (1,766,510)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (5,395)         (12,432)         (19,883)         (30,871)
  Net realized gain from investment transactions*                    --               --               --               --
  Tax Return of Capital*                                             --          (1,196)               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (5,395)         (13,628)         (19,883)         (30,871)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                      1,143,622        1,334,758        1,178,790        1,868,238
    Service Shares                                            1,744,133        2,075,701          611,508          557,231
    Service II Shares                                            19,533              N/A               10              N/A
  Reinvested dividends and distributions
    Institutional Shares                                          3,496            9,883           19,347           30,505
    Service Shares                                                1,887            3,745              536              365
    Service II Shares                                                12              N/A               --              N/A
  Shares repurchased
    Institutional Shares                                    (1,151,929)      (1,356,535)      (1,337,179)      (2,122,925)
    Service Shares                                          (1,716,173)      (1,903,124)        (553,106)        (432,833)
    Service II Shares                                           (1,037)              N/A               --              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions          43,544          164,428         (80,094)         (99,419)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (118,529)        (244,092)        (858,233)      (1,896,800)
Net Assets:
  Beginning of period                                         1,411,786        1,655,878        5,879,120        7,775,920
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $  1,293,257     $  1,411,786     $  5,020,887     $  5,879,120
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  1,917,191     $  1,873,647     $  6,876,581     $  6,956,675
  Undistributed net investment income/(loss)*                     1,424             (64)            7,699            3,403
  Undistributed net realized gain/(loss)
    from investments*                                         (595,293)        (456,059)      (1,848,283)      (1,401,289)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                          (30,065)          (5,738)         (15,110)          320,331
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  1,293,257     $  1,411,786     $  5,020,887     $  5,879,120
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                    51,681           52,830           43,492           59,161
  Reinvested dividends and distributions                            173              399              794            1,020
--------------------------------------------------------------------------------------------------------------------------
Total                                                            51,854           53,229           44,286           60,181
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (51,778)         (53,661)         (49,385)         (68,537)
Net Increase/(Decrease) in Portfolio Shares                          76            (432)          (5,099)          (8,356)
Shares Outstanding, Beginning of Period                          37,064           37,496          199,974          208,330
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                37,140           37,064          194,875          199,974
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                79,398,364       85,065,105       22,867,306       18,926,181
  Reinvested dividends and distributions                         94,248          150,227           22,104           12,032
--------------------------------------------------------------------------------------------------------------------------
Total                                                        79,492,612       85,215,332       22,889,410       18,938,213
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                       (77,611,488)     (78,187,459)     (20,604,590)     (14,849,982)
Net Increase/(Decrease) in Portfolio Shares                   1,881,124        7,027,873        2,284,820        4,088,231
Shares Outstanding, Beginning of Period                      23,255,895       16,228,022        6,039,918        1,951,687
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            25,137,019       23,255,895        8,324,738        6,039,918
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                   907,778              N/A              351              N/A
  Reinvested dividends and distributions                            613              N/A                1              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                           908,391              N/A              352              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                           (47,340)              N/A               --              N/A
Net Increase/(Decrease) in Portfolio Shares                     861,051              N/A              352              N/A
Shares Outstanding, Beginning of Period                              --              N/A               --              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               861,051              N/A              352              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    522,270     $  1,185,481     $  2,082,340     $  5,712,901
  Proceeds from sales of securities                             479,406          808,446        2,291,099        4,697,653
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --               --               --

*See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

See Notes to Financial Statements.

64  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                                Global Life Sciences               Global Technology
(unaudited) and for the fiscal year or period ended                  Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001             2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $      (137)     $      (176)     $      (323)     $      1,335
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                           (5,000)          (9,994)         (67,879)        (255,206)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            (4,192)              379         (15,127)           92,879
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                     (9,329)          (9,791)         (83,329)        (160,992)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --              (3)               --          (2,265)
  Net realized gain from investment transactions*                    --               --               --               --
  Tax Return of Capital*                                             --              (6)               --             (23)
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        --              (9)               --          (2,288)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            312            3,221            2,471            6,263
    Service Shares                                                7,837           32,095           76,011          339,553
    Service II Shares                                               N/A              N/A            7,805              N/A
  Reinvested dividends and distributions
    Institutional Shares                                             --                9               --              295
    Service Shares                                                   --               --               --            1,993
    Service II Shares                                               N/A              N/A               --              N/A
  Shares repurchased
    Institutional Shares                                          (911)          (6,406)          (2,471)         (34,417)
    Service Shares                                             (10,390)         (27,975)        (104,120)        (267,155)
    Service II Shares                                               N/A              N/A            (583)              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         (3,152)              944         (20,887)           46,532
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          (12,481)          (8,856)        (104,216)        (116,748)
Net Assets:
  Beginning of period                                            50,133           58,989          292,746          409,494
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $     37,652     $     50,133     $    188,530     $    292,746
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     54,213     $     57,364     $    640,788     $    661,675
  Undistributed net investment income/(loss)*                     (138)               --            (368)             (45)
  Undistributed net realized gain/(loss)
    from investments*                                          (16,271)         (11,271)        (378,428)        (310,549)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                             (152)           4,040          (73,462)         (58,335)
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $     37,652     $     50,133     $    188,530     $    292,746
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                        44              428              704            1,276
  Reinvested dividends and distributions                             --                1               --               66
--------------------------------------------------------------------------------------------------------------------------
Total                                                                44              429              704            1,342
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                              (127)            (840)            (702)          (5,277)
Net Increase/(Decrease) in Portfolio Shares                        (83)            (411)                2          (3,935)
Shares Outstanding, Beginning of Period                             769            1,180            1,447            5,382
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   686              769            1,449            1,447
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                 1,105,845        4,176,893       20,516,872       72,489,148
  Reinvested dividends and distributions                             --               --               --          421,245
--------------------------------------------------------------------------------------------------------------------------
Total                                                         1,105,845        4,176,893       20,516,872       72,910,393
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                        (1,492,750)      (3,639,459)     (28,957,554)     (59,678,381)
Net Increase/(Decrease) in Portfolio Shares                   (386,905)          537,434      (8,440,682)       13,232,012
Shares Outstanding, Beginning of Period                       5,694,565        5,157,131       70,433,790       57,201,778
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             5,307,660        5,694,565       61,993,108       70,433,790
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A        2,424,557              N/A
  Reinvested dividends and distributions                            N/A              N/A               --              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A        2,424,557              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A        (182,125)              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A        2,242,432              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A               --              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A        2,242,432              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $     17,759     $     52,563     $     92,097     $    273,734
  Proceeds from sales of securities                              20,233           46,616           76,759          233,432
  Purchases of long-term U.S. government obligations                 --               --               --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --               --               --

                                                                    Janus Aspen                       Janus Aspen
For the six months ended June 30                                   Global Value                     Flexible Income
(unaudited) and for the fiscal year or period ended                  Portfolio                         Portfolio
December 31, 2001 (all numbers in thousands)                   2002            2001(2)           2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $          3     $          1     $     11,274     $     18,706
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                37               17          (4,473)            4,841
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations               (52)               82            6,133          (1,575)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                         (12)             100           12,934           21,972
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                           (21)              (1)         (11,019)         (19,405)
  Net realized gain from investment transactions*                   (6)               --               --               --
  Tax Return of Capital*                                             --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (27)              (1)         (11,019)         (19,405)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                            N/A              N/A           97,979       188,617(3)
    Service Shares                                                1,807            2,008            6,198            1,869
    Service II Shares                                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                            N/A              N/A           10,923           19,327
    Service Shares                                                   27                1               96               78
    Service II Shares                                               N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                            N/A              N/A         (60,577)         (65,394)
    Service Shares                                                 (97)               --            (563)            (388)
    Service II Shares                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           1,737            2,009           54,056          144,109
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             1,698            2,108           55,971          146,676
Net Assets:
  Beginning of period                                             2,108               --          389,645          242,969
--------------------------------------------------------------------------------------------------------------------------
  End of period                                            $      3,806     $      2,108     $    445,616     $    389,645
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $      3,746     $      2,009     $    445,665     $    391,609
  Undistributed net investment income/(loss)*                      (18)               --            1,561            1,306
  Undistributed net realized gain/(loss)
    from investments*                                                48               17          (8,145)          (3,672)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                30               82            6,535              402
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $      3,806     $      2,108     $    445,616     $    389,645
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                       N/A              N/A            8,277        15,929(3)
  Reinvested dividends and distributions                            N/A              N/A              931            1,673
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A            9,208           17,602
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A          (5,135)          (5,519)
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A            4,073           12,083
Shares Outstanding, Beginning of Period                             N/A              N/A           33,242           21,159
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A           37,315           33,242
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                   158,888          200,754          510,366          154,988
  Reinvested dividends and distributions                          2,568              135            7,891            6,561
--------------------------------------------------------------------------------------------------------------------------
Total                                                           161,456          200,889          518,257          161,549
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                            (8,631)               --         (46,271)         (32,039)
Net Increase/(Decrease) in Portfolio Shares                     152,825          200,889          471,986          129,510
Shares Outstanding, Beginning of Period                         200,889               --          178,394           48,884
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               353,714          200,889          650,380          178,394
--------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                               N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A              N/A              N/A
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $      1,371     $      2,148     $    302,493     $    515,116
  Proceeds from sales of securities                                 526              216          293,144          421,975
  Purchases of long-term U.S. government obligations                 --               --          357,921          541,730
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --          314,226          505,846

                                                                    Janus Aspen
For the six months ended June 30                                   Money Market
(unaudited) and for the fiscal year or period ended                  Portfolio
December 31, 2001 (all numbers in thousands)                   2002             2001
----------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $        855     $      3,918
  Net realized gain/(loss) from investment transactions
    and foreign currency translations                                 1                3
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                 --               --
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                         856            3,921
----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                          (855)          (3,918)
  Net realized gain from investment transactions*                    --              (3)
  Tax Return of Capital*                                             --               --
----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (855)          (3,921)
----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                        138,594          307,440
    Service Shares                                                   --               --
    Service II Shares                                               N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                            855            3,920
    Service Shares                                                   --                1
    Service II Shares                                               N/A              N/A
  Shares repurchased
    Institutional Shares                                      (140,415)        (281,937)
    Service Shares                                                   --               --
    Service II Shares                                               N/A              N/A
----------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           (966)           29,424
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (965)           29,424
Net Assets:
  Beginning of period                                           100,242           70,818
----------------------------------------------------------------------------------------
  End of period                                            $     99,277     $    100,242
----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     99,276     $    100,242
  Undistributed net investment income/(loss)*                        --               --
  Undistributed net realized gain/(loss)
    from investments*                                                 1               --
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                --               --
----------------------------------------------------------------------------------------
Total Net Assets                                           $     99,277     $    100,242
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                   138,594          307,440
  Reinvested dividends and distributions                            855            3,920
----------------------------------------------------------------------------------------
Total                                                           139,449          311,360
----------------------------------------------------------------------------------------
  Shares Repurchased                                          (140,415)        (281,937)
Net Increase/(Decrease) in Portfolio Shares                       (966)           29,423
Shares Outstanding, Beginning of Period                         100,231           70,808
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                99,265          100,231
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                        --               --
  Reinvested dividends and distributions                             84              422
----------------------------------------------------------------------------------------
Total                                                                84              422
----------------------------------------------------------------------------------------
  Shares Repurchased                                                 --               --
Net Increase/(Decrease) in Portfolio Shares                          84              422
Shares Outstanding, Beginning of Period                          11,022           10,600
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                11,106           11,022
----------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                       N/A              N/A
  Reinvested dividends and distributions                            N/A              N/A
----------------------------------------------------------------------------------------
Total                                                               N/A              N/A
----------------------------------------------------------------------------------------
  Shares Repurchased                                                N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                         N/A              N/A
Shares Outstanding, Beginning of Period                             N/A              N/A
----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   N/A              N/A
----------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            --               --
  Proceeds from sales of securities                                  --               --
  Purchases of long-term U.S. government obligations                 --               --
  Proceeds from sales of long-term
    U.S. government obligations                                      --               --

* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.
(2)  Period May 1, 2001 (inception) to December 31, 2001.
(3)  See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                            Janus Aspen Growth Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    19.89     $    26.48     $    33.65     $    23.54     $    18.48     $    15.51
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)            .02            .05            .07            .05            .15
  Net gain/(loss) on securities
    (both realized and unrealized)              (3.10)         (6.56)         (4.59)          10.24           6.36           3.34
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (3.11)         (6.54)         (4.54)          10.31           6.41           3.49
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.01)          (.06)          (.06)          (.05)          (.15)
  Distributions (from capital gains)*               --          (.04)         (2.57)          (.14)         (1.30)          (.37)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.05)         (2.63)          (.20)         (1.35)          (.52)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    16.78     $    19.89     $    26.48     $    33.65     $    23.54     $    18.48
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (15.59)%       (24.73)%       (14.55)%         43.98%         35.66%         22.75%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $1,938,422     $2,490,954     $3,529,807     $2,942,649     $1,103,549     $  608,281
Average Net Assets for the Period
  (in thousands)                            $2,318,146     $2,911,331     $3,734,449     $1,775,373     $  789,454     $  477,914
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.67%          0.66%          0.67%          0.67%          0.68%          0.70%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.67%          0.66%          0.67%          0.67%          0.68%          0.69%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.12)%          0.07%          0.19%          0.30%          0.26%          0.91%
Portfolio Turnover Rate***                         42%            48%            47%            53%            73%           122%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                       Janus Aspen Aggressive Growth Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    21.98     $    36.30     $    59.70     $    27.64     $    20.55     $    18.24
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)             --            .01             --             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)              (4.22)        (14.32)        (17.08)          33.46           7.09           2.31
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (4.23)        (14.32)        (17.07)          33.46           7.09           2.31
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --             --             --             --             --
  Distributions (from capital gains)*               --             --         (4.58)         (1.40)             --             --
  Tax return of capital*                            --             --         (1.75)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             --         (6.33)         (1.40)             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    17.75     $    21.98     $    36.30     $    59.70     $    27.64     $    20.55
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (19.24)%       (39.45)%       (31.82)%        125.40%         34.26%         12.66%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $1,610,901     $2,104,733     $3,485,768     $3,319,619     $  772,943     $  508,198
Average Net Assets for the Period
  (in thousands)                            $1,844,457     $2,508,186     $4,409,584     $1,476,445     $  576,444     $  418,464
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.67%          0.67%          0.66%          0.70%          0.75%          0.76%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.66%          0.66%          0.66%          0.69%          0.75%          0.76%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.13)%        (0.22)%        (0.42)%        (0.50)%        (0.36)%        (0.10)%
Portfolio Turnover Rate***                         73%            99%            82%           105%           132%           130%

  * See Note 3 in Notes to Financial Statements.
 ** Total Return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

66  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period                            Janus Aspen Capital Appreciation Portfolio
ended December 31                              2002           2001           2000           1999           1998          1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    20.72     $    26.79     $    33.17     $    19.94     $    12.62     $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .07            .22            .43            .12            .01            .05
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.50)         (6.01)         (6.43)          13.22           7.32           2.61
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.43)         (5.79)         (6.00)          13.34           7.33           2.66
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.07)          (.28)          (.37)          (.11)          (.01)          (.04)
  Distributions (from capital gains)*               --             --          (.01)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.07)          (.28)          (.38)          (.11)          (.01)          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    19.22     $    20.72     $    26.79     $    33.17     $    19.94     $    12.62
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (6.90)%       (21.67)%       (18.18)%         67.00%         58.11%         26.60%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  643,097     $  776,553     $1,010,497     $  626,611     $   74,187     $    6,833
Average Net Assets for the Period
  (in thousands)                            $  719,615     $  855,499     $  954,279     $  257,422     $   25,964     $    2,632
Ratio of Gross Expenses to
  Average Net Assets***(2)                       0.67%          0.66%          0.67%          0.70%          0.92%          1.26%
Ratio of Net Expenses to
  Average Net Assets***(2)                       0.67%          0.66%          0.67%          0.70%          0.91%          1.25%
Ratio of Net Investment Income to
  Average Net Assets***                          0.64%          0.96%          1.60%          0.76%          0.27%          1.43%
Portfolio Turnover Rate***                         56%            67%            41%            52%            91%           101%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period                                Janus Aspen Core Equity Portfolio
ended December 31                              2002           2001           2000           1999           1998          1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    16.26     $    19.20     $    27.32     $    19.41     $    13.46     $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .02            .11            .07            .07            .02            .01
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.17)         (2.34)         (1.95)           7.99           6.16           3.46
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.15)         (2.23)         (1.88)           8.06           6.18           3.47
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.01)          (.12)          (.07)          (.06)          (.02)          (.01)
  Distributions (from capital gains)*               --          (.59)         (6.17)          (.09)          (.21)             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.01)          (.71)         (6.24)          (.15)          (.23)          (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    15.10     $    16.26     $    19.20     $    27.32     $    19.41     $    13.46
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (7.01)%       (11.75)%        (8.07)%         41.58%         46.24%         34.70%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   11,900     $   12,634     $   15,712     $   18,975     $    9,017     $    3,047
Average Net Assets for the Period
  (in thousands)                            $   12,978     $   13,983     $   17,328     $   14,663     $    5,629     $    1,101
Ratio of Gross Expenses to
  Average Net Assets***(2)                       1.25%          1.13%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Expenses to
  Average Net Assets***(2)                       1.25%          1.12%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Investment Income to
  Average Net Assets***                          0.21%          0.63%          0.36%          0.31%          0.17%          0.35%
Portfolio Turnover Rate***                         89%           114%            95%           114%            79%           128%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                           Janus Aspen Balanced Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    22.57     $    24.31     $    27.91     $    22.50     $    17.47     $    14.77
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .28            .65            .64            .59            .39            .34
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.02)         (1.78)         (1.22)           5.38           5.51           2.89
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.74)         (1.13)          (.58)           5.97           5.90           3.23
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.25)          (.61)          (.69)          (.56)          (.38)          (.35)
  Distributions (from capital gains)*               --             --         (2.31)             --          (.49)          (.18)
  Tax return of capital*                            --             --          (.02)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.25)          (.61)         (3.02)          (.56)          (.87)          (.53)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    21.58     $    22.57     $    24.31     $    27.91     $    22.50     $    17.47
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (3.19)%        (4.66)%        (2.27)%         26.76%         34.28%         22.10%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $3,404,690     $3,425,664     $3,352,381     $2,453,079     $  882,495     $  362,409
Average Net Assets for the Period
  (in thousands)                            $3,477,574     $3,361,832     $3,020,072     $1,583,635     $  555,002     $  176,432
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.66%          0.66%          0.66%          0.69%          0.74%          0.83%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.66%          0.66%          0.66%          0.69%          0.74%          0.82%
Ratio of Net Investment Income to
  Average Net Assets***                          2.53%          2.89%          3.15%          2.86%          2.41%          2.87%
Portfolio Turnover Rate***                         95%           114%            72%            92%            70%           139%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period                     Janus Aspen Growth and Income Portfolio
ended December 31                              2002           2001           2000           1999          1998(2)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    14.87     $    17.41     $    20.77     $    11.96     $    10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .06            .20            .19            .04            .02
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.62)         (2.52)         (3.08)           8.81           1.96
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.56)         (2.32)         (2.89)           8.85           1.98
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.05)          (.22)          (.16)          (.04)          (.02)
  Distributions (from capital gains)*               --             --          (.31)             --             --
------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.05)          (.22)          (.47)          (.04)          (.02)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    13.26     $    14.87     $    17.41     $    20.77     $    11.96
------------------------------------------------------------------------------------------------------------------
Total Return**                                (10.49)%       (13.37)%       (14.10)%         74.04%         19.80%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   72,707     $   92,659     $  123,812     $   84,480     $    6,413
Average Net Assets for the Period
  (in thousands)                            $   85,408     $  105,243     $  124,282     $   28,838     $    2,883
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.74%          0.70%          0.78%          1.06%          1.25%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.74%          0.70%          0.78%          1.05%          1.25%
Ratio of Net Investment Income to
  Average Net Assets***                          0.73%          1.19%          1.07%          0.56%          0.66%
Portfolio Turnover Rate***                         44%            52%            37%            59%            62%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

68  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period        Janus Aspen Strategic Value Portfolio
ended December 31                              2002           2001          2000(1)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     9.13     $     9.99     $    10.00
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --            .05            .05
  Net gain/(loss) on securities
    (both realized and unrealized)               (.88)          (.86)          (.03)
------------------------------------------------------------------------------------
Total from Investment Operations                 (.88)          (.81)            .02
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.05)          (.03)
  Distributions (from capital gains)*               --             --             --
------------------------------------------------------------------------------------
Total Distributions                                 --          (.05)          (.03)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     8.25     $     9.13     $     9.99
------------------------------------------------------------------------------------
Total Return**                                 (9.53)%        (8.12)%          0.20%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $    5,186     $    5,060     $    4,550
Average Net Assets for the Period
  (in thousands)                            $    5,470     $    5,537     $    3,243
Ratio of Gross Expenses to
  Average Net Assets***(2)                       1.11%          1.25%          1.25%
Ratio of Net Expenses to
  Average Net Assets***(2)                       1.11%          1.25%          1.25%
Ratio of Net Investment Income to
  Average Net Assets***                          0.08%          0.55%          0.97%
Portfolio Turnover Rate***                         57%            86%            47%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                     Janus Aspen International Growth Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    23.47     $    30.90     $    38.67     $    21.27     $    18.48     $    15.72
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .12            .26            .62            .06            .13            .11
Net gain/(loss) on securities
  (both realized and unrealized)                (2.94)         (7.43)         (6.51)          17.40           3.07           2.80
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (2.82)         (7.17)         (5.89)          17.46           3.20           2.91
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.10)          (.26)          (.63)          (.06)          (.14)          (.11)
  Distributions (from capital gains)*               --             --          (.91)             --          (.27)          (.04)
  Tax return of capital*                            --             --          (.34)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.10)          (.26)         (1.88)          (.06)          (.41)          (.15)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    20.55     $    23.47     $    30.90     $    38.67     $    21.27     $    18.48
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (12.03)%       (23.23)%       (15.94)%         82.27%         17.23%         18.51%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  763,142     $  869,983     $1,158,666     $  810,392     $  311,110     $  161,091
Average Net Assets for the Period
  (in thousands)                            $  834,229     $  962,343     $1,214,163     $  425,876     $  234,421     $   96,164
Ratio of Gross Expenses to
  Average Net Assets***(2)                       0.74%          0.71%          0.71%          0.77%          0.86%          0.96%
Ratio of Net Expenses to
  Average Net Assets***(2)                       0.73%          0.71%          0.71%          0.76%          0.86%          0.96%
Ratio of Net Investment Income to
  Average Net Assets***                          1.09%          0.95%          1.88%          0.26%          0.73%          0.70%
Portfolio Turnover Rate***                         76%            65%            67%            80%            93%            86%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                       Janus Aspen Worldwide Growth Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    28.54     $    36.98     $    47.75     $    29.09     $    23.39     $    19.44
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .12            .24            .11            .07            .16            .16
  Net gain/(loss) on securities
    (both realized and unrealized)              (3.85)         (8.53)         (7.03)          18.65           6.59           4.14
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (3.73)         (8.29)         (6.92)          18.72           6.75           4.30
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.10)          (.15)          (.19)          (.06)          (.18)          (.19)
  Distributions (from capital gains)*               --             --         (3.52)             --          (.87)          (.16)
  Tax return of capital*                            --             --          (.14)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.10)          (.15)         (3.85)          (.06)         (1.05)          (.35)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    24.71     $    28.54     $    36.98     $    47.75     $    29.09     $    23.39
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (13.03)%       (22.44)%       (15.67)%         64.45%         28.92%         22.15%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $4,816,315     $5,707,728     $7,704,163     $6,496,773     $2,890,375     $1,576,548
Average Net Assets for the Period
  (in thousands)                            $5,389,958     $6,387,010     $8,255,166     $3,862,773     $2,217,695     $1,148,951
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.70%          0.69%          0.69%          0.71%          0.72%          0.74%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.70%          0.69%          0.69%          0.71%          0.72%          0.74%
Ratio of Net Investment Income to
  Average Net Assets***                          0.88%          0.78%          0.52%          0.20%          0.64%          0.67%
Portfolio Turnover Rate***                         84%            82%            66%            67%            77%            80%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period     Janus Aspen Global Life Sciences Portfolio
ended December 31                              2002           2001          2000(2)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     7.77     $     9.31     $    10.00
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)            .02            .05
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.46)         (1.55)          (.72)
------------------------------------------------------------------------------------
Total from Investment Operations                (1.47)         (1.53)          (.67)
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --          (.02)
  Distributions (from capital gains)*               --             --             --
  Tax return of capital*                            --          (.01)             --
------------------------------------------------------------------------------------
Total Distributions                                 --          (.01)          (.02)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     6.30     $     7.77     $     9.31
------------------------------------------------------------------------------------
Total Return**                                (18.92)%       (16.43)%        (6.70)%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $    4,321     $    5,972     $   10,984
Average Net Assets for the Period
  (in thousands)                            $    5,131     $    6,482     $    5,372
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.81%          0.81%          1.03%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.80%          0.81%          1.02%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.39)%        (0.16)%          0.60%
Portfolio Turnover Rate***                         82%           109%           137%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

70  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year or period       Janus Aspen Global Technology Portfolio
ended December 31                              2002           2001          2000(1)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     3.90     $     6.49     $    10.00
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --            .19            .16
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.15)         (2.57)         (3.56)
------------------------------------------------------------------------------------
Total from Investment Operations                (1.15)         (2.38)         (3.40)
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.21)          (.11)
  Distributions (from capital gains)*               --             --             --
------------------------------------------------------------------------------------
Total Distributions                                 --          (.21)          (.11)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     2.75     $     3.90     $     6.49
------------------------------------------------------------------------------------
Total Return**                                (29.49)%       (37.07)%       (34.03)%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $    3,988     $    5,643     $   34,950
Average Net Assets for the Period
  (in thousands)                            $    4,809     $    9,242     $   55,483
Ratio of Gross Expenses to
  Average Net Assets***(2)                       0.69%          0.68%          0.69%
Ratio of Net Expenses to
  Average Net Assets***(2)                       0.69%          0.67%          0.69%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.02)%          0.64%          1.64%
Portfolio Turnover Rate***                         72%            91%            34%

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                        Janus Aspen Flexible Income Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    11.66     $    11.46     $    11.41     $    12.05     $    11.78     $    11.24
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .30            .61            .72            .76            .64            .67
  Net gain/(loss) on securities
    (both realized and unrealized)                 .07            .26          (.02)          (.58)            .41            .62
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .37            .87            .70            .18           1.05           1.29
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.30)          (.67)          (.65)          (.75)          (.67)          (.64)
  Distributions (from capital gains)*               --             --             --          (.07)          (.11)          (.11)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.30)          (.67)          (.65)          (.82)          (.78)          (.75)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    11.73     $    11.66     $    11.46     $    11.41     $    12.05     $    11.78
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   3.17%          7.74%          6.25%          1.60%          9.11%         11.76%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  437,685     $  387,509     $  242,401     $  186,681     $  129,582     $   54,098
Average Net Assets for the Period
  (in thousands)                            $  405,284     $  317,156     $  206,242     $  161,459     $   86,627     $   36,547
Ratio of Gross Expenses to
  Average Net Assets***(2)                       0.68%          0.67%          0.76%          0.72%          0.73%          0.75%
Ratio of Net Expenses to
  Average Net Assets***(2)                       0.68%          0.67%          0.76%          0.72%          0.73%          0.75%
Ratio of Net Investment Income to
  Average Net Assets***                          5.56%          5.87%          7.02%          6.99%          6.36%          6.90%
Portfolio Turnover Rate***                        310%           308%           202%           116%           145%           119%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Period January 18, 2000 (inception) to December 31, 2000.
(2)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the
six months ended June 30 (unaudited)
and through each fiscal year                                          Janus Aspen Money Market Portfolio
ended December 31                              2002           2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .04            .06            .05            .05            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                  --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .04            .06            .05            .05            .05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.01)          (.04)          (.06)          (.05)          (.05)          (.05)
  Distributions (from capital gains)*               --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.01)          (.04)          (.06)          (.05)          (.05)          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.89%          4.22%          6.29%          4.98%          5.36%          5.17%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   99,266     $  100,231     $   70,808     $   69,266     $   38,690     $   15,374
Average Net Assets for the Period
  (in thousands)                            $   95,572     $   96,524     $   64,491     $   54,888     $   31,665     $    8,926
Ratio of Gross Expenses to
Average Net Assets***(1)                         0.35%          0.34%          0.36%          0.43%          0.34%          0.50%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.35%          0.34%          0.36%          0.43%          0.34%          0.50%
Ratio of Net Investment Income to
  Average Net Assets***                          1.80%          4.07%          6.13%          4.94%          5.21%          5.17%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

72  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - SERVICE SHARES

For a share outstanding during the                        Janus Aspen                                  Janus Aspen
six months ended June 30 (unaudited) and                Growth Portfolio                       Aggressive Growth Portfolio
through each fiscal year ended December 31     2002           2001           2000           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    19.76     $    26.36     $    33.52     $    21.73     $    35.97     $    59.16
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.03)          (.02)          (.01)          (.04)          (.09)            .12
  Net gain/(loss) on securities
    (both realized and unrealized)              (3.07)         (6.54)         (4.58)         (4.16)        (14.15)        (16.98)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (3.10)         (6.56)         (4.59)         (4.20)        (14.24)        (16.86)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --             --             --             --             --
  Distributions (from capital gains)*               --          (.04)         (2.57)             --             --         (4.58)
  Tax return of capital*                            --             --             --             --             --         (1.75)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.04)         (2.57)             --             --         (6.33)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    16.66     $    19.76     $    26.36     $    17.53     $    21.73     $    35.97
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (15.69)%       (24.90)%       (14.75)%       (19.33)%       (39.59)%       (31.78)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  225,343     $  237,012     $  104,656     $  150,745     $  169,656     $  126,135
Average Net Assets for the Period
  (in thousands)                            $  245,437     $  160,200     $   29,782     $  164,018     $  146,884     $   43,775
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.92%          0.91%          0.92%          0.92%          0.92%          0.92%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.92%          0.91%          0.92%          0.91%          0.92%          0.92%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                        (0.37)%        (0.20)%        (0.07)%        (0.38)%        (0.48)%        (0.65)%
Portfolio Turnover Rate***                         42%            48%            47%            73%            99%            82%

For a share outstanding during the                        Janus Aspen                                  Janus Aspen
six months ended June 30 (unaudited) and         Capital Appreciation Portfolio                   Core Equity Portfolio
through each fiscal year ended December 31     2002           2001           2000           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    20.57     $    26.54     $    32.77     $    16.15     $    19.05     $    27.15
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .04            .14            .27             --            .05            .01
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.49)         (5.92)         (6.27)         (1.16)         (2.31)         (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.45)         (5.78)         (6.00)         (1.16)         (2.26)         (1.92)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.04)          (.19)          (.22)             --          (.05)          (.01)
  Distributions (from capital gains)*               --             --          (.01)             --          (.59)         (6.17)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.04)          (.19)          (.23)             --          (.64)         (6.18)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    19.08     $    20.57     $    26.54     $    14.99     $    16.15     $    19.05
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (7.05)%       (21.83)%       (18.37)%        (7.12)%       (12.04)%        (8.24)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  444,738     $  498,094     $  527,960     $      905     $      971     $      306
Average Net Assets for the Period
  (in thousands)                            $  479,624     $  514,004     $  311,628     $    1,055     $      612     $       93
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.92%          0.91%          0.92%          1.50%          1.30%          1.52%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.92%          0.91%          0.92%          1.50%          1.30%          1.52%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          0.38%          0.69%          1.52%         (0.03)%         0.44%          0.38%
Portfolio Turnover Rate***                         56%            67%            41%            89%           114%            95%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

For a share outstanding during the                        Janus Aspen                                  Janus Aspen
six months ended June 30 (unaudited) and               Balanced Portfolio                      Growth and Income Portfolio
through each fiscal year ended December 31     2002           2001           2000           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    23.31     $    24.92     $    27.82     $    14.87     $    17.35     $    20.63
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .23            .47            .17            .03            .12            .07
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.01)         (1.68)          (.52)         (1.61)         (2.47)         (2.99)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.78)         (1.21)          (.35)         (1.58)         (2.35)         (2.92)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.21)          (.40)          (.22)          (.03)          (.13)          (.05)
  Distributions (from capital gains)*               --             --         (2.31)             --             --          (.31)
  Tax return of capital*                            --             --          (.02)             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.21)          (.40)         (2.55)          (.03)          (.13)          (.36)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    22.32     $    23.31     $    24.92     $    13.26     $    14.87     $    17.35
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (3.34)%        (4.90)%        (1.37)%       (10.62)%       (13.58)%       (14.31)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  239,731     $  192,338     $   48,634     $   82,460     $   85,154     $   54,212
Average Net Assets for the Period
  (in thousands)                            $  219,057     $  108,835     $   13,810     $   88,571     $   73,705     $   12,868
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.91%          0.91%          0.92%          1.00%          0.95%          1.11%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.91%          0.91%          0.91%          1.00%          0.95%          1.10%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          2.29%          2.58%          2.93%          0.48%          0.91%          1.20%
Portfolio Turnover Rate***                         95%           114%            72%            44%            52%            37%

For a share outstanding during the
six months ended June 30 (unaudited)                      Janus Aspen                                  Janus Aspen
and through each fiscal year or period             Strategic Value Portfolio                  International Growth Portfolio
ended December 31                              2002           2001          2000(2)         2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     9.18     $    10.04     $    10.00     $    23.30     $    30.64     $    38.29
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --             --            .01            .09            .18            .46
  Net gain/(loss) on securities
    (both realized and unrealized)               (.89)          (.84)            .03         (2.92)         (7.35)         (6.39)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.89)          (.84)            .04         (2.83)         (7.17)         (5.93)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.02)             --          (.08)          (.17)          (.47)
  Distributions (from capital gains)*               --             --             --             --             --          (.91)
  Tax return of capital*                            --             --             --             --             --          (.34)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.02)             --          (.08)          (.17)         (1.72)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     8.29     $     9.18     $    10.04     $    20.39     $    23.30     $    30.64
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (9.59)%        (8.38)%          0.40%       (12.16)%       (23.43)%       (16.14)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   20,442     $   15,605     $    1,538     $  512,508     $  541,803     $  497,212
Average Net Assets for the Period
  (in thousands)                            $   19,678     $    7,996     $      431     $  551,100     $  522,001     $  269,680
Ratio of Gross Expenses to
  Average Net Assets***(1)                       1.36%          1.50%          1.52%          0.99%          0.96%          0.96%
Ratio of Net Expenses to
  Average Net Assets***(1)                       1.36%          1.50%          1.52%          0.98%          0.96%          0.96%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                        (0.16)%          0.09%          0.66%          0.86%          0.68%          1.85%
Portfolio Turnover Rate***                         57%            86%            47%            76%            65%            67%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2)  Period May 1, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

74  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30 (unaudited)                      Janus Aspen                                  Janus Aspen
and through each fiscal year or period             Worldwide Growth Portfolio                Global Life Sciences Portfolio
ended December 31                              2002           2001           2000           2002           2001          2000(2)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    28.38     $    36.77     $    47.49     $     7.75     $     9.31     $    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .08            .17          (.07)          (.02)             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)              (3.82)         (8.48)         (6.97)         (1.45)         (1.56)          (.69)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (3.74)         (8.31)         (7.04)         (1.47)         (1.56)          (.69)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.07)          (.08)          (.02)            --             --             --
  Distributions (from capital gains)*               --             --         (3.52)            --             --             --
  Tax return of capital*                            --             --          (.14)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.07)          (.08)         (3.68)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    24.57     $    28.38     $    36.77     $     6.28     $     7.75     $     9.31
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                (13.17)%       (22.62)%       (15.99)%       (18.97)%       (16.76)%        (6.90)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  204,563     $  171,392     $   71,757     $   33,331     $   44,161     $   48,005
Average Net Assets for the Period
  (in thousands)                            $  191,186     $  119,429     $   22,158     $   40,019     $   38,230     $   16,247
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.95%          0.94%          0.95%          1.06%          1.07%          1.20%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.95%          0.94%          0.94%          1.05%          1.06%          1.20%
Ratio of Net Investment Income to
  Average Net Assets***                          0.67%          0.47%          0.29%        (0.64)%        (0.43)%        (0.03)%
Portfolio Turnover Rate***                         84%            82%            66%            82%           109%           137%

For a share outstanding during the
six months ended June 30 (unaudited)                      Janus Aspen                           Janus Aspen
and through each fiscal year or period            Global Technology Portfolio              Global Value Portfolio
ended December 31                              2002           2001          2000(2)         2002          2001(3)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     4.08     $     6.55     $    10.00     $    10.49     $    10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)            .02            .05            .01            .01
  Net gain/(loss) on securities
    (both realized and unrealized)              (1.20)         (2.46)         (3.46)            .34            .49
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.21)         (2.44)         (3.41)            .35            .50
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.03)          (.04)          (.06)          (.01)
  Distributions (from capital gains)*               --             --             --          (.02)             --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.03)          (.04)          (.08)          (.01)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     2.87     $     4.08     $     6.55     $    10.76     $    10.49
------------------------------------------------------------------------------------------------------------------
Total Return**                                (29.66)%       (37.31)%       (34.11)%          3.35%          4.97%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  178,015     $  287,103     $  374,544     $    3,806     $    2,108
Average Net Assets for the Period
  (in thousands)                            $  241,993     $  307,222     $  268,923     $    2,516     $    1,947
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.94%          0.95%          0.94%          1.50%          1.50%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.94%          0.94%          0.94%          1.50%          1.50%
Ratio of Net Investment Income to
  Average Net Assets***                        (0.27)%          0.42%          1.14%          0.24%          0.10%
Portfolio Turnover Rate***                         72%            91%            34%            46%            22%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to December 31, 2000.
(3)  Period May 1, 2001 (inception) to December 31, 2001.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

For a share outstanding during the                        Janus Aspen
six months ended June 30 (unaudited) and            Flexible Income Portfolio
through each fiscal year ended December 31     2002           2001           2000
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    11.98     $    11.62     $    11.41
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .13            .47            .53
  Net gain/(loss) on securities
    (both realized and unrealized)                 .23            .39            .14
------------------------------------------------------------------------------------
Total from Investment Operations                   .36            .86            .67
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.15)          (.50)          (.46)
  Distributions (from capital gains)*               --             --             --
------------------------------------------------------------------------------------
Total Distributions                              (.15)          (.50)          (.46)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    12.19     $    11.98     $    11.62
------------------------------------------------------------------------------------
Total Return**                                   3.00%          7.49%          6.00%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $    7,931     $    2,136     $      568
Average Net Assets for the Period
  (in thousands)                            $    3,842     $    1,452     $      187
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.95%          0.91%          0.99%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.95%          0.90%          0.99%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          5.31%          5.56%          6.54%
Portfolio Turnover Rate***                        310%           308%           202%

For a share outstanding during the                        Janus Aspen
six months ended June 30 (unaudited) and             Money Market Portfolio
through each fiscal year ended December 31     2002           2001           2000
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .04            .06
  Net gain/(loss) on securities
    (both realized and unrealized)                  --             --             --
------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .04            .06
------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.01)          (.04)          (.06)
  Distributions (from capital gains)*               --             --             --
------------------------------------------------------------------------------------
Total Distributions                              (.01)          (.04)          (.06)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------
Total Return**                                   0.76%          3.97%          6.03%
------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $       11     $       11     $       10
Average Net Assets for the Period
  (in thousands)                            $       11     $       11     $       10
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.62%          0.59%          0.61%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.62%          0.59%          0.61%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          1.53%          3.91%          5.84%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

76  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - SERVICE II SHARES

                                           Janus Aspen                   Janus Aspen
                                          International                   Worldwide
For a share outstanding during the       Growth Portfolio              Growth Portfolio
six months ended June 30 (unaudited)           2002                          2002
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    23.24                    $    28.49
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .02                           .08
  Net gain/(loss) on securities
    (both realized and unrealized)              (2.79)                        (3.83)
---------------------------------------------------------------------------------------
Total from Investment Operations                (2.77)                        (3.75)
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.02)                         (.07)
  Distributions (from capital gains)*               --                            --
---------------------------------------------------------------------------------------
Total Distributions                              (.02)                         (.07)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    20.45                    $    24.67
---------------------------------------------------------------------------------------
Total Return**                                (11.94)%                      (13.16)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   17,607                    $        9
Average Net Assets for the Period
  (in thousands)                            $    3,196                    $        9
Ratio of Gross Expenses to
  Average Net Assets***(1)                       1.07%                         0.95%
Ratio of Net Expenses to
  Average Net Assets***(1)                       1.06%                         0.95%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          1.17%                         0.64%
Portfolio Turnover Rate***                         76%                           84%

                                                                         Janus Aspen
                                                                      Global Technology
For a share outstanding during the                                        Portfolio
six months ended June 30 (unaudited)                                         2002
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $     4.13
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                    --
  Net gain/(loss) on securities
    (both realized and unrealized)                                            (1.22)
---------------------------------------------------------------------------------------
Total from Investment Operations                                              (1.22)
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                         --
  Distributions (from capital gains)*                                             --
---------------------------------------------------------------------------------------
Total Distributions                                                               --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $     2.91
---------------------------------------------------------------------------------------
Total Return**                                                              (29.54)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $    6,527
Average Net Assets for the Period
  (in thousands)                                                              $1,265
Ratio of Gross Expenses to
  Average Net Assets***(1)                                                     1.01%
Ratio of Net Expenses to
  Average Net Assets***(1)                                                     0.98%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                                      (0.66)%
                                                                                 72%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2002  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS

ADR     American Depository Receipt

 *      Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and/or Section 4(2) of the Securities Act and may be deemed to be restricted for resale.

(omega) Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Aspen Global Technology
        Portfolio and Janus Aspen Flexible Income Portfolio with accrued interest in the amount of $40,000 and $39,840, respectively, that was written-off December 10, 2001.

(pi)    Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ss. SCHEDULE OF ILLIQUID SECURITIES

                                                                             Value as
                                   Acquisition   Acquisition    Amortized      % of
                                       Date          Cost          Cost     Net Assets
======================================================================================
Janus Aspen Money Market Portfolio
Idaho Power Corp., 2.2475%, 9/1/02    9/24/01    $5,014,579    $5,001,253      5.04%
--------------------------------------------------------------------------------------

Illiquid securities are valued at amortized cost.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Portfolio holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended June 30, 2002:

                                Purchases           Sales         Realized   Dividend   Market Value
                              Shares   Cost     Shares   Cost    Gain/(Loss)  Income     at 6/30/02
====================================================================================================
Janus Aspen Growth Portfolio
Dionex Corp.                    --      --        --      --         --         --      $28,703,154
----------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2002.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

78  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Twelve Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen Global Value Portfolio. One Portfolio invests primarily in income-producing securities: Janus Aspen Flexible Income Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen Global Value Portfolio, which are nondiversified.

Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are also issued and redeemed only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans.

Effective December 31, 2001, the Trust issued a new class of shares, the Service II Shares in the Janus Aspen International Growth, Janus Aspen Worldwide Growth, and Janus Aspen Global Technology Portfolios. Janus Capital Management LLC ("Janus Capital") invested $10,000 of initial seed capital in each Portfolio of the Service II Shares.

Janus Aspen High-Yield Portfolio was liquidated on October 26, 2001. Regulatory approvals were obtained to substitute shares of the Janus Aspen Flexible Income Portfolio for shares of the Janus Aspen High-Yield Portfolio. 60,319 shares in the amount of $731,670 were exchanged into Janus Aspen Flexible Income Portfolio as a result of the substitution.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Portfolios enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

                                           Janus Aspen Series  June 30, 2002  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Forward currency contracts held by the Portfolios are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Portfolios may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK
A portion of the Janus Aspen Flexible Income Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Janus Aspen Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

80  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER
   TRANSACTIONS WITH AFFILIATES

Each equity Portfolio is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Janus Aspen Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Janus Aspen Money Market Portfolio's advisory fee rate is .25% of average net assets.

Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Janus Aspen Flexible Income Portfolio and .50% of the average net assets of the Janus Aspen Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Janus Aspen Core Equity, Janus Aspen Strategic Value, Janus Aspen Global Life Sciences, Janus Aspen Global Technology and Janus Aspen Global Value Portfolios.

Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The distribution fee applicable to the Service and Service II Shares is not included in these expense limits.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Officers and trustees of the Portfolios may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolios.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (The "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolios in connection with the distribution of the Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to ..25% of the Service and Service II Shares' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2002, are noted below.

                                             DST Securities, Inc.    Portfolio Expense       DST Systems
Portfolio                                      Commissions Paid*        Reduction*              Costs
========================================================================================================
Janus Aspen Growth Portfolio                       $  4,608              $  3,457              $(1,322)
Janus Aspen Aggressive Growth Portfolio              94,859                71,162              (68,891)
Janus Aspen Capital Appreciation Portfolio               --                    --                 2,043
Janus Aspen Core Equity Portfolio                        --                    --                 1,890
Janus Aspen Balanced Portfolio                       20,157                15,121              (13,308)
Janus Aspen Growth and Income Portfolio                  --                    --                 1,912
Janus Aspen Strategic Value Portfolio                    --                    --                 1,896
Janus Aspen International Growth Portfolio               --                    --                 2,759
Janus Aspen Worldwide Growth Portfolio                   --                    --                 2,907
Janus Aspen Global Life Sciences Portfolio               --                    --                 1,883
Janus Aspen Global Technology Portfolio                 359                   269                 1,668
Janus Aspen Global Value Portfolio                       --                    --                 1,206
Janus Aspen Flexible Income Portfolio                    --                    --                 1,963
Janus Aspen Money Market Portfolio                       --                    --                 1,687
--------------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                           Janus Aspen Series  June 30, 2002  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2001, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 1, 2008 and December 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are also noted below.

                                              Accumulated       Federal Tax       Unrealized        Unrealized     Net Appreciation/
Portfolio                                   Capital Losses          Cost         Appreciation     (Depreciation)    (Depreciation)
===================================================================================================================================
Janus Aspen Growth Portfolio               $  (825,859,740)   $ 2,384,111,867   $   246,035,371   $ (455,255,167)   $ (209,219,796)
Janus Aspen Aggressive Growth Portfolio     (1,606,880,761)     1,885,190,868       173,440,529     (297,265,903)     (123,825,374)
Janus Aspen Capital Appreciation Portfolio    (462,062,044)     1,144,432,965        83,411,158     (138,574,728)      (55,163,570)
Janus Aspen Core Equity Portfolio               (1,735,616)        12,767,909           786,617       (1,123,710)         (337,093)
Janus Aspen Balanced Portfolio                (124,545,495)     3,672,383,170       129,179,529     (203,941,498)      (74,761,969)
Janus Aspen Growth and Income Portfolio        (24,326,987)       168,396,677         9,664,250      (21,602,455)      (11,938,205)
Janus Aspen Strategic Value Portfolio           (1,881,019)        28,247,550         1,638,685       (3,601,759)       (1,963,074)
Janus Aspen International Growth Portfolio    (397,772,820)     1,410,927,276       112,008,038     (166,998,279)      (54,990,241)
Janus Aspen Worldwide Growth Portfolio      (1,238,904,155)     5,148,179,937       386,640,535     (451,380,435)      (64,739,900)
Janus Aspen Global Life Sciences Portfolio     (10,308,367)        38,795,471         4,347,801       (5,300,932)         (953,131)
Janus Aspen Global Technology Portfolio       (291,551,726)       271,328,354         9,444,857      (91,896,560)      (82,451,703)
Janus Aspen Global Value Portfolio                       --         3,534,083           241,945         (166,215)            75,730
Janus Aspen Flexible Income Portfolio           (2,634,842)       426,966,895         9,097,019       (3,297,917)         5,799,102
Janus Aspen Money Market Portfolio                  (1,154)        98,220,179                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------

82  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. EXPENSES

The Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Service and Service II Shares each pay a distribution fee of up to ..25% of average net assets.

5. EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, and offsets.

                                                                                                                          Service II
                                                            Institutional Shares                        Service Shares        Shares
Portfolio                                    2002    2001      2000    1999      1998      1997    2002      2001      2000     2002
====================================================================================================================================
Janus Aspen Growth Portfolio                 0.67%   0.66%     0.67%   0.69%     0.75%     0.78%   0.92%     0.91%     0.92%     N/A
Janus Aspen Aggressive Growth Portfolio      0.67%   0.67%     0.66%   0.70%     0.75%     0.78%   0.92%     0.92%     0.92%     N/A
Janus Aspen Capital Appreciation Portfolio   0.67%   0.66%     0.67%   0.79%     0.97%  2.19%(4)   0.92%     0.91%     0.92%     N/A
Janus Aspen Core Equity Portfolio            1.62%   1.13%     1.65%   1.38%     1.86%  5.75%(4)   1.87%     1.30%     2.03%     N/A
Janus Aspen Balanced Portfolio               0.66%   0.66%     0.66%   0.69%     0.74%     0.83%   0.91%     0.91%     0.92%     N/A
Janus Aspen Growth and Income Portfolio      0.74%   0.70%     0.78%   1.15%  3.06%(3)       N/A   1.00%     0.95%     1.11%     N/A
Janus Aspen Strategic Value Portfolio        1.11%   1.34%  3.45%(1)     N/A       N/A       N/A   1.36%     1.60%  3.72%(1)     N/A
Janus Aspen International Growth Portfolio   0.74%   0.71%     0.71%   0.84%     0.95%     1.08%   0.99%     0.96%     0.96%   1.07%
Janus Aspen Worldwide Growth Portfolio       0.70%   0.69%     0.69%   0.71%     0.74%     0.81%   0.95%     0.94%     0.95%   0.95%
Janus Aspen Global Life Sciences Portfolio   0.81%   0.81%  1.03%(2)     N/A       N/A       N/A   1.06%     1.07%  1.20%(2)     N/A
Janus Aspen Global Technology Portfolio      0.69%   0.68%  0.69%(2)     N/A       N/A       N/A   0.94%     0.95%  0.94%(2)   1.01%
Janus Aspen Global Value Portfolio             N/A     N/A       N/A     N/A       N/A       N/A   2.77%  3.62%(5)       N/A     N/A
Janus Aspen Flexible Income Portfolio        0.68%   0.67%     0.76%   0.72%     0.73%     0.75%   0.95%     0.91%     0.99%     N/A
Janus Aspen Money Market Portfolio           0.35%   0.34%     0.36%   0.43%     0.34%     0.55%   0.62%     0.59%     0.61%     N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 2000 (inception) to December 31, 2000.
(2)  Period January 18, 2000 (inception) to December 31, 2000.
(3)  Period May 1, 1998 (inception) to December 31, 1998.
(4)  Period May 1, 1997 (inception) to December 31, 1997.
(5)  Period May 1, 2001 (inception) to December 31, 2001.

                                           Janus Aspen Series  June 30, 2002  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1. PERFORMANCE OVERVIEWS

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

84  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                           Janus Aspen Series  June 30, 2002  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER MEETING

Each of the proposals described below were considered at a special meeting of the Portfolios' Shareholders. The meeting was held on January 31, 2002. Tabulations of the votes received on each of the proposals presented at the meetings appear below. Each vote represents a value held on the record date for each meeting.

PROPOSAL 1
To elect a board of Trustees of the Trust.

                                     Number of Shares             Percentage of Outstanding Shares    Percentage of Shares Voted
Trustees               Affirmative       Withheld        Total     Affirmative  Withheld    Total    Affirmative  Withheld    Total
====================================================================================================================================
Thomas H. Bailey       758,551,719      26,519,589    785,071,308     80.51%      2.81%     83.32%      96.62%      3.38%    100.00%
Dennis B. Mullen       759,975,400      25,095,908    785,071,308     80.66%      2.66%     83.32%      96.80%      3.20%    100.00%
James T. Rothe         760,225,395      24,845,913    785,071,308     80.68%      2.64%     83.32%      96.84%      3.16%    100.00%
William D. Stewart     760,355,853      24,715,455    785,071,308     80.70%      2.62%     83.32%      96.85%      3.15%    100.00%
Martin H. Waldinger    759,412,179      25,659,129    785,071,308     80.60%      2.72%     83.32%      96.73%      3.27%    100.00%
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2
To consider and approve new investment advisory agreements between Janus Aspen Series, on behalf of each Portfolio, and Janus Capital Corporation.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       92,726,202        2,578,879        5,594,573
Janus Aspen Aggressive Growth Portfolio         102,551,284       73,363,018        1,945,345        4,256,802
Janus Aspen Capital Appreciation Portfolio       60,121,904       54,071,377        1,252,455        2,439,747
Janus Aspen Core Equity Portfolio                   841,530          839,458               --            2,072
Janus Aspen Balanced Portfolio                  153,576,571      122,947,097        2,353,462        5,790,434
Janus Aspen Growth and Income Portfolio          11,507,874       10,662,289          250,579          460,101
Janus Aspen Strategic Value Portfolio             1,748,189        1,530,181           14,593           47,731
Janus Aspen International Growth Portfolio       60,514,415       37,249,881        1,093,734        1,864,580
Janus Aspen Worldwide Growth Portfolio          206,838,647      146,642,525        3,801,789        6,904,917
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,741,174          137,577          213,910
Janus Aspen Global Technology Portfolio          67,489,850       62,362,279        1,918,742        2,978,860
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       25,561,929          459,086        1,457,543
Janus Aspen Money Market Portfolio              103,356,389       95,570,778        5,923,910        1,861,701
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                   68.24%       1.90%       4.12%      91.90%       2.56%       5.54%
Janus Aspen Aggressive Growth Portfolio        71.54%       1.90%       4.15%      92.20%       2.45%       5.35%
Janus Aspen Capital Appreciation Portfolio     89.94%       2.08%       4.06%      93.61%       2.17%       4.22%
Janus Aspen Core Equity Portfolio              99.75%       0.00%       0.25%      99.75%       0.00%       0.25%
Janus Aspen Balanced Portfolio                 80.06%       1.53%       3.77%      93.79%       1.79%       4.42%
Janus Aspen Growth and Income Portfolio        92.65%       2.18%       4.00%      93.75%       2.20%       4.05%
Janus Aspen Strategic Value Portfolio          87.53%       0.83%       2.73%      96.09%       0.91%       3.00%
Janus Aspen International Growth Portfolio     61.55%       1.81%       3.08%      92.64%       2.72%       4.64%
Janus Aspen Worldwide Growth Portfolio         70.89%       1.84%       3.34%      93.19%       2.42%       4.39%
Janus Aspen Global Life Sciences Portfolio     94.23%       2.26%       3.51%      94.23%       2.26%       3.51%
Janus Aspen Global Technology Portfolio        92.40%       2.84%       4.42%      92.72%       2.85%       4.43%
Janus Aspen Global Value Portfolio            100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio          81.23%       1.46%       4.63%      93.03%       1.67%       5.30%
Janus Aspen Money Market Portfolio             92.47%       5.73%       1.80%      92.47%       5.73%       1.80%
------------------------------------------------------------------------------------------------------------------

86 and 87  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER MEETING (continued)

Proposal 3a
To approve revisions to or rescission of the fundamental restriction concerning the diversification of a Portfolio's investments.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       91,603,148        3,424,671        5,871,835
Janus Aspen Aggressive Growth Portfolio         102,551,284       71,600,277        3,409,854        4,555,034
Janus Aspen Capital Appreciation Portfolio       60,121,904       53,363,683        1,695,938        2,703,942
Janus Aspen Core Equity Portfolio                   841,530          796,871            1,874           42,785
Janus Aspen Balanced Portfolio                  153,576,571      121,595,397        3,244,477        6,251,119
Janus Aspen Growth and Income Portfolio          11,507,874       10,571,599          325,890          475,480
Janus Aspen Strategic Value Portfolio             1,748,189        1,523,684           23,148           45,673
Janus Aspen International Growth Portfolio       60,514,415       36,880,535        1,328,147        1,999,513
Janus Aspen Worldwide Growth Portfolio          206,838,647      145,165,111        4,889,222        7,294,898
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,646,579          226,014          220,068
Janus Aspen Global Technology Portfolio          67,489,850       61,675,869        2,315,378        3,268,634
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       25,526,387          650,583        1,301,588
Janus Aspen Money Market Portfolio              103,356,389       94,559,154        6,356,469        2,440,766
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                    67.42%       2.52%       4.32%      90.79%       3.39%       5.82%
Janus Aspen Aggressive Growth Portfolio         69.82%       3.33%       4.44%      89.99%       4.29%       5.72%
Janus Aspen Capital Appreciation Portfolio      88.76%       2.82%       4.50%      92.38%       2.94%       4.68%
Janus Aspen Core Equity Portfolio               94.69%       0.22%       5.09%      94.69%       0.22%       5.09%
Janus Aspen Balanced Portfolio                  79.18%       2.11%       4.07%      92.76%       2.47%       4.77%
Janus Aspen Growth and Income Portfolio         91.87%       2.83%       4.13%      92.95%       2.87%       4.18%
Janus Aspen Strategic Value Portfolio           87.16%       1.32%       2.61%      95.68%       1.45%       2.87%
Janus Aspen International Growth Portfolio      60.95%       2.19%       3.30%      91.73%       3.30%       4.97%
Janus Aspen Worldwide Growth Portfolio          70.18%       2.36%       3.53%      92.26%       3.11%       4.63%
Janus Aspen Global Life Sciences Portfolio      92.68%       3.71%       3.61%      92.68%       3.71%       3.61%
Janus Aspen Global Technology Portfolio         91.39%       3.43%       4.84%      91.70%       3.44%       4.86%
Janus Aspen Global Value Portfolio             100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio           81.11%       2.07%       4.14%      92.90%       2.37%       4.73%
Janus Aspen Money Market Portfolio              91.49%       6.15%       2.36%      91.49%       6.15%       2.36%
------------------------------------------------------------------------------------------------------------------

Proposal 3b
To approve revisions to the fundamental restriction concerning a Portfolio's investments in commodities.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       89,992,567        4,799,552        6,107,535
Janus Aspen Aggressive Growth Portfolio         102,551,284       70,815,049        4,064,153        4,685,963
Janus Aspen Capital Appreciation Portfolio       60,121,904       52,678,397        2,272,110        2,813,056
Janus Aspen Core Equity Portfolio                   841,530          763,104           35,642           42,784
Janus Aspen Balanced Portfolio                  153,576,571      120,186,786        4,501,895        6,402,312
Janus Aspen Growth and Income Portfolio          11,507,874       10,433,810          439,716          499,443
Janus Aspen Strategic Value Portfolio             1,748,189        1,511,518           45,244           35,743
Janus Aspen International Growth Portfolio       60,514,415       36,406,445        1,739,496        2,062,254
Janus Aspen Worldwide Growth Portfolio          206,838,647      142,810,426        6,896,545        7,642,260
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,579,515          320,318          192,828
Janus Aspen Global Technology Portfolio          67,489,850       60,924,251        2,921,527        3,414,103
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       25,057,645        1,117,026        1,303,887
Janus Aspen Money Market Portfolio              103,356,389       91,539,149        9,153,303        2,663,937
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                    66.23%       3.53%       4.50%      89.19%       4.76%       6.05%
Janus Aspen Aggressive Growth Portfolio         69.05%       3.97%       4.57%      89.00%       5.11%       5.89%
Janus Aspen Capital Appreciation Portfolio      87.62%       3.78%       4.68%      91.20%       3.93%       4.87%
Janus Aspen Core Equity Portfolio               90.68%       4.24%       5.08%      90.68%       4.24%       5.08%
Janus Aspen Balanced Portfolio                  78.26%       2.93%       4.17%      91.68%       3.44%       4.88%
Janus Aspen Growth and Income Portfolio         90.67%       3.82%       4.34%      91.74%       3.87%       4.39%
Janus Aspen Strategic Value Portfolio           86.46%       2.59%       2.04%      94.92%       2.84%       2.24%
Janus Aspen International Growth Portfolio      60.16%       2.87%       3.41%      90.54%       4.33%       5.13%
Janus Aspen Worldwide Growth Portfolio          69.04%       3.34%       3.69%      90.76%       4.38%       4.86%
Janus Aspen Global Life Sciences Portfolio      91.58%       5.26%       3.16%      91.58%       5.26%       3.16%
Janus Aspen Global Technology Portfolio         90.27%       4.33%       5.06%      90.58%       4.34%       5.08%
Janus Aspen Global Value Portfolio             100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio           79.62%       3.55%       4.15%      91.19%       4.07%       4.74%
Janus Aspen Money Market Portfolio              88.57%       8.85%       2.58%      88.57%       8.85%       2.58%
------------------------------------------------------------------------------------------------------------------

88 and 89  Janus Aspen Series  June 30, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER MEETING (continued)

PROPOSAL 3c
To approve revisions to the fundamental restriction concerning the lending of a Portfolio's portfolio securities.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       89,492,745        5,269,411        6,137,498
Janus Aspen Aggressive Growth Portfolio         102,551,284       69,836,538        5,079,723        4,648,904
Janus Aspen Capital Appreciation Portfolio       60,121,904       52,481,215        2,466,205        2,816,143
Janus Aspen Core Equity Portfolio                   841,530          762,702           35,483           43,345
Janus Aspen Balanced Portfolio                  153,576,571      119,053,861        5,336,486        6,700,646
Janus Aspen Growth and Income Portfolio          11,507,874       10,225,584          525,142          622,243
Janus Aspen Strategic Value Portfolio             1,748,189        1,521,950           31,382           39,173
Janus Aspen International Growth Portfolio       60,514,415       36,261,129        1,809,003        2,138,063
Janus Aspen Worldwide Growth Portfolio          206,838,647      141,625,535        7,788,878        7,934,818
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,579,728          273,262          239,671
Janus Aspen Global Technology Portfolio          67,489,850       60,623,637        3,183,792        3,452,452
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       24,759,216        1,306,389        1,412,953
Janus Aspen Money Market Portfolio              103,356,389       93,632,295        7,626,816        2,097,278
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                    65.86%       3.88%       4.52%      88.70%       5.22%       6.08%
Janus Aspen Aggressive Growth Portfolio         68.10%       4.95%       4.54%      87.77%       6.39%       5.84%
Janus Aspen Capital Appreciation Portfolio      87.29%       4.10%       4.69%      90.85%       4.27%       4.88%
Janus Aspen Core Equity Portfolio               90.63%       4.22%       5.15%      90.63%       4.22%       5.15%
Janus Aspen Balanced Portfolio                  77.52%       3.48%       4.36%      90.82%       4.07%       5.11%
Janus Aspen Growth and Income Portfolio         88.86%       4.56%       5.41%      89.91%       4.62%       5.47%
Janus Aspen Strategic Value Portfolio           87.06%       1.79%       2.24%      95.57%       1.97%       2.46%
Janus Aspen International Growth Portfolio      59.92%       2.99%       3.53%      90.18%       4.50%       5.32%
Janus Aspen Worldwide Growth Portfolio          68.47%       3.76%       3.84%      90.01%       4.95%       5.04%
Janus Aspen Global Life Sciences Portfolio      91.58%       4.49%       3.93%      91.58%       4.49%       3.93%
Janus Aspen Global Technology Portfolio         89.83%       4.72%       5.11%      90.13%       4.74%       5.13%
Janus Aspen Global Value Portfolio             100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio           78.68%       4.15%       4.49%      90.11%       4.75%       5.14%
Janus Aspen Money Market Portfolio              90.59%       7.38%       2.03%      90.59%       7.38%       2.03%
------------------------------------------------------------------------------------------------------------------

PROPOSAL 3d
To approve revisions to the fundamental restriction concerning borrowing money and issuing senior securities.

                                                                                Number of Shares
                                                  Record
Portfolio                                      Total Shares      Affirmative         Against          Abstain
==============================================================================================================
Janus Aspen Growth Portfolio                    135,882,166       91,837,123        3,445,586        5,616,945
Janus Aspen Aggressive Growth Portfolio         102,551,284       71,448,685        3,473,469        4,643,011
Janus Aspen Capital Appreciation Portfolio       60,121,904       53,456,159        1,695,372        2,612,032
Janus Aspen Core Equity Portfolio                   841,530          761,341           36,923           43,266
Janus Aspen Balanced Portfolio                  153,576,571      121,254,695        3,617,446        6,218,852
Janus Aspen Growth and Income Portfolio          11,507,874       10,454,188          363,423          555,358
Janus Aspen Strategic Value Portfolio             1,748,189        1,523,946           32,879           35,680
Janus Aspen International Growth Portfolio       60,514,415       36,925,253        1,345,785        1,937,157
Janus Aspen Worldwide Growth Portfolio          206,838,647      144,453,503        5,382,243        7,513,485
Janus Aspen Global Life Sciences Portfolio        6,092,672        5,756,267           79,519          256,875
Janus Aspen Global Technology Portfolio          67,489,850       61,709,091        2,251,298        3,299,492
Janus Aspen Global Value Portfolio                  200,005          200,000               --               --
Janus Aspen Flexible Income Portfolio            31,470,614       25,148,676        1,013,310        1,316,572
Janus Aspen Money Market Portfolio              103,356,389       94,822,838        6,384,710        2,148,841
--------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares       Percentage of Shares Voted

Portfolio                                   Affirmative    Against     Abstain  Affirmative    Against     Abstain
==================================================================================================================
Janus Aspen Growth Portfolio                    67.59%       2.54%       4.13%      91.02%       3.41%       5.57%
Janus Aspen Aggressive Growth Portfolio         69.67%       3.39%       4.53%      89.80%       4.37%       5.83%
Janus Aspen Capital Appreciation Portfolio      88.91%       2.82%       4.35%      92.54%       2.94%       4.52%
Janus Aspen Core Equity Portfolio               90.47%       4.39%       5.14%      90.47%       4.39%       5.14%
Janus Aspen Balanced Portfolio                  78.95%       2.36%       4.05%      92.50%       2.76%       4.74%
Janus Aspen Growth and Income Portfolio         90.84%       3.16%       4.83%      91.92%       3.20%       4.88%
Janus Aspen Strategic Value Portfolio           87.17%       1.88%       2.04%      95.70%       2.06%       2.24%
Janus Aspen International Growth Portfolio      61.02%       2.22%       3.20%      91.83%       3.35%       4.82%
Janus Aspen Worldwide Growth Portfolio          69.84%       2.60%       3.63%      91.80%       3.42%       4.78%
Janus Aspen Global Life Sciences Portfolio      94.48%       1.31%       4.21%      94.48%       1.31%       4.21%
Janus Aspen Global Technology Portfolio         91.43%       3.34%       4.89%      91.75%       3.35%       4.90%
Janus Aspen Global Value Portfolio             100.00%       0.00%       0.00%     100.00%       0.00%       0.00%
Janus Aspen Flexible Income Portfolio           79.91%       3.22%       4.19%      91.52%       3.69%       4.79%
Janus Aspen Money Market Portfolio              91.74%       6.18%       2.08%      91.74%       6.18%       2.08%
------------------------------------------------------------------------------------------------------------------

90 and 91  Janus Aspen Series  June 30, 2002

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NOTES

92  Janus Aspen Series  June 30, 2002

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NOTES

                                           Janus Aspen Series  June 30, 2002  93

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